                                               REGISTRATION NO. 2-83631/811-3738


                              -------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

                               Pre-Effective Amendment No.            [ ]
                               Post-Effective Amendment No.  32       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                               Amendment No.  33                      [X]

                              -------------------

                 North American Funds Variable Product Series I

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 831-3164
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              -------------------

                         THE CORPORATION TRUST COMPANY
                              300 EAST LOMBARD ST.
                           BALTIMORE, MARYLAND 21202
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    Copy to:
                              JOHN A. DUDLEY, ESQ.
                           SULLIVAN & WORCESTER, LLP
                         1025 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                              -------------------

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[X] on (10/01/01) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock

                 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                October 1, 2001
                                   Prospectus

North American Funds Variable Product Series I (the "Series Company") is a mutual fund made up of 21 separate Funds (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

FUND NAMES ("SHORT" NAMES)

- NORTH AMERICAN -- AG ASSET ALLOCATION FUND (ASSET ALLOCATION FUND)

- NORTH AMERICAN -- T. ROWE PRICE BLUE CHIP GROWTH FUND (BLUE CHIP GROWTH FUND)

- NORTH AMERICAN -- AG CAPITAL CONSERVATION FUND (CAPITAL CONSERVATION FUND)

- NORTH AMERICAN CORE EQUITY FUND (CORE EQUITY FUND)

- NORTH AMERICAN -- AG GOVERNMENT SECURITIES FUND (GOVERNMENT SECURITIES FUND)

- NORTH AMERICAN -- AG GROWTH & INCOME FUND (GROWTH & INCOME FUND)

- NORTH AMERICAN -- T. ROWE PRICE HEALTH SCIENCES FUND (HEALTH SCIENCES FUND)

- NORTH AMERICAN -- AMERICAN CENTURY INCOME & GROWTH FUND (INCOME & GROWTH FUND)

- NORTH AMERICAN -- AG INTERNATIONAL EQUITIES FUND (INTERNATIONAL EQUITIES FUND)

- NORTH AMERICAN -- AG INTERNATIONAL GOVERNMENT BOND FUND (INTERNATIONAL GOVERNMENT BOND FUND)

- NORTH AMERICAN -- AMERICAN CENTURY INTERNATIONAL GROWTH FUND (INTERNATIONAL GROWTH FUND)

- NORTH AMERICAN -- FOUNDERS LARGE CAP GROWTH FUND (LARGE CAP GROWTH FUND)

- NORTH AMERICAN -- AG MIDCAP INDEX FUND (MIDCAP INDEX FUND)

- NORTH AMERICAN -- AG 1 MONEY MARKET FUND (MONEY MARKET FUND)

- NORTH AMERICAN -- AG NASDAQ-100(R) INDEX FUND (NASDAQ-100(R) INDEX FUND)

- NORTH AMERICAN -- PUTNAM OPPORTUNITIES FUND (PUTNAM OPPORTUNITIES FUND)

- NORTH AMERICAN -- T. ROWE PRICE SCIENCE & TECHNOLOGY FUND (SCIENCE & TECHNOLOGY FUND)

- NORTH AMERICAN -- FOUNDERS/T. ROWE PRICE SMALL CAP FUND (SMALL CAP FUND)

- NORTH AMERICAN -- AG SMALL CAP INDEX FUND (SMALL CAP INDEX FUND)

- NORTH AMERICAN -- AG SOCIAL AWARENESS FUND (SOCIAL AWARENESS FUND)

- NORTH AMERICAN -- AG STOCK INDEX FUND (STOCK INDEX FUND)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME
ABOUT THE FUNDS
FUND FACT SHEETS
  Asset Allocation Fund
  Blue Chip Growth Fund
  Capital Conservation Fund
  Core Equity Fund
  Government Securities Fund
  Growth & Income Fund
  Health Sciences Fund
  Income & Growth Fund
  International Equities Fund
  International Government Bond Fund
  International Growth Fund
  Large Cap Growth Fund
  MidCap Index Fund
  Money Market Fund
  Nasdaq-100(R) Index Fund
  Putnam Opportunities Fund
  Science & Technology Fund
  Small Cap Fund
  Small Cap Index Fund
  Social Awareness Fund
  Stock Index Fund
MORE ABOUT PORTFOLIO INVESTMENTS
  American Depositary Receipts
  Asset-Backed Securities
  Derivatives
  Diversification
  Equity Securities
  Exchange Traded Funds
  Fixed Income Securities
  Foreign Currency
  Foreign Securities
  Illiquid Securities
  Lending Portfolio Securities
  Loan Participations
  Money Market Securities
  Mortgage-Related Securities
  Repurchase Agreements
  Reverse Repurchase Agreements, Dollar Rolls and Borrowings
  Temporary Defensive Investment Strategy
  Variable Rate Demand Notes
  When-Issued Securities

TOPIC                                                          PAGE
-----                                                          ----
ABOUT PORTFOLIO TURNOVER
ABOUT THE SERIES COMPANY'S MANAGEMENT
  Investment Adviser
  Investment Sub-Advisers
     American Century Investment Management, Inc.
     American General Investment Management, L.P.
     Founders Asset Management LLC
     Putnam Investment Management, LLC
     T. Rowe Price Associates, Inc.
     Wellington Management Company, LLP
ACCOUNT INFORMATION
  Series Company Shares
  Buying and Selling Shares
  How Shares are Valued
  Dividends and Capital Gains
  Tax Consequences
FINANCIAL HIGHLIGHTS

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "we" and "our" mean VALIC. The words "you" and "your" mean the participant.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract, variable life policy, or employer plan (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Client Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

NORTH AMERICAN -- AG
ASSET ALLOCATION
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

INVESTMENT STRATEGY
The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. We buy and sell securities for the Fund by changing its investment mix among stocks, intermediate and long-term bonds and money market securities. As a result, the Fund's investments may change often. Also, the Fund can invest 100% in just one of these market sectors.

Unlike an index fund, which tries to increase the money you invest by matching a specific index's performance, the Fund tries to perform better than a blend of three market sectors measured by:

-  the Standard & Poor's ("S&P") 500 Index;

-  the Lehman Brothers Aggregate Bond Index; and

-  the Certificate of Deposit Primary Offering by New York City Banks, 30 Day
   Rate

To help us decide how to allocate the Fund's assets, we rely on an asset allocation model. The model analyzes many factors that affect the performance of securities that comprise certain indices.

Based on the model, we will normally allocate the Fund's assets approximately according to the following market sectors:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                         55%
Intermediate and long-term bonds                           35%
High quality money market securities                       10%

The Fund has established separate sub-objectives for investments in each of the three market sectors. Within the stock sector, the Fund seeks appreciation of capital by selecting investments that it expects will participate in the growth of the nation's economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

As of May 31, 2001, the Fund's assets were invested as follows:

Stocks (common stock, preferred stock and convertible
  preferred stock)                                       52.30%
Intermediate and long-term bonds                         35.48%
High quality money market securities                     12.22%*

------------
* After taking the contract value of futures positions into consideration.

INVESTMENT RISK

The Fund allocates its assets using an asset allocation model. The model tries to get the best return from three types of securities. A part of that program also tries to reduce risk. As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Model Risk: The risk that the asset allocation model fails to produce the optimal allocation.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

ASSET ALLOCATION
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was (2.43%).

Best quarter:  11.29%, quarter ending June 30, 1997

Worst quarter:  -5.54%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index and a Model Benchmark, which is a blended index of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Certificate of Deposit Primary Offering to New York City Banks, 30 Day Rate, for the periods shown. The percentages of each index included in the Model Benchmark may differ from the percentages their respective asset classes represent in the Fund's investment portfolio.

---------------------------------------------------------------
                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
The Fund                            -2.50%   11.93%     11.04%
Model Benchmark                     -0.59%   12.92%     12.95%
---------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN --
T. ROWE PRICE
BLUE CHIP GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth. Income is a secondary objective.

INVESTMENT STRATEGY
The Fund pursues long-term capital appreciation by normally investing at least 65% of total assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the sub-adviser's view, are well-established in their industries and have the potential for above-average earnings. The sub-adviser focuses on companies with leading market position, seasoned management, and strong financial fundamentals. The sub-adviser's investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the sub-adviser targets will have good prospects for dividend growth.

The Fund may also invest up to 20% of its total assets in foreign securities, which include non-dollar denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts).

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
Performance is not shown because the Fund has been in operation less than a full calendar year.

NORTH AMERICAN -- AG
CAPITAL CONSERVATION
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

INVESTMENT STRATEGY
The Fund invests in high quality bonds to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund's earning potential, we may use a small part of the Fund's assets to make some higher risk investments.

The Fund invests at least 75% the Fund's total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities. The Fund purchases bonds that are rated at least Baa by Moody's Investor Services, Inc. ("Moody's") or another rating organization. See the Statement of Additional Information for a detailed description of the ratings. U.S. Government securities are securities issued or guaranteed by the U.S. Government, which are supported by (i) the full faith and credit of the U.S. Government; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing government agency; or (iv) the discretionary authority of the U.S. Government or GNMA to purchase certain obligations of the agency.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Aggregate Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this

CAPITAL CONSERVATION
--------------------------------------------------------------------------------

bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 4.17%.

Best quarter:  6.91%, quarter ending June 30, 1995

Worst quarter:  -4.55%, quarter ending March 31, 1994

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Aggregate Bond Index for the periods shown.

----------------------------------------------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
The Fund                              9.19%    5.22%     7.63%
Lehman Bros. Agg. Bond Index         11.63%    6.46%     7.96%
----------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN CORE
EQUITY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Wellington Management Company, LLP

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

INVESTMENT STRATEGY
The Fund invests primarily in large-cap quality companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund will invest at least 75% of total assets, at the time of purchase, in common stocks and related securities, including preferred stocks and convertible stock.

The investment strategy is a conservative, long-term approach which is a blend of top down sector analysis and bottom up security selection.

- Top Down Sector Analysis. The sub-adviser analyzes the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top down analysis, the sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.

- Bottom Up Security Selection. Bottom up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to September 1, 1999, the Fund was sub-advised by T. Rowe Price Associates, Inc. Wellington Management Company, LLP assumed sub-advisory duties September 1, 1999. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)
------------
For the year-to-date through June 30, 2001, the Fund's return was -9.88%.

Best quarter:  27.67%, quarter ending December 31, 1998

Worst quarter:  -20.82%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
                              1 YEAR   5 YEARS     (4/29/1994)
                              ------   -------   ---------------
The Fund                      -6.29%   11.42%        15.14%
S&P 500 Index                 -9.10%   18.33%        19.71%
----------------------------------------------------------------

CORE EQUITY FUND
--------------------------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG
GOVERNMENT SECURITIES
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

INVESTMENT STRATEGY
The Fund primarily invests in intermediate and long-term U.S. Government and government sponsored investments. The Fund may also use up to 20% of its assets to make high quality foreign investments payable in U.S. dollars.

The Fund will invest at least 80% of total assets in debt securities issued or guaranteed by the U.S. Government, asset-backed securities, or high quality domestic money market securities. U.S. Government securities are securities issued or guaranteed by the U.S. Government, which are supported by (i) the full faith and credit of the U.S. Government; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing government agency; or
(iv) the discretionary authority of the U.S. Government or GNMA to purchase certain obligations of the agency. The Fund may invest up to 25% of total assets in mortgage-backed securities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 2.01%.

Best quarter:  6.47%, quarter ending September 30, 1991

Worst quarter:  -3.75%, quarter ending March 31, 1994

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Government Bond Index for the periods shown.

----------------------------------------------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
The Fund                             12.90%    5.83%     7.34%
Lehman Bros. Govt. Bond Index        13.24%    6.49%     7.92%
----------------------------------------------------------------

The Lehman Brothers Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG
GROWTH & INCOME
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

INVESTMENT STRATEGY
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. We use a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The portfolio will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to February 22, 1999, the Fund was sub-advised by Value Line, Inc. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was -5.54%.

Best quarter:  23.67%, quarter ending December 31, 1998

Worst quarter:  -15.68%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
                             1 YEAR    5 YEARS     (4/29/1994)
                             -------   -------   ---------------
The Fund                     -10.86%   13.88%        14.90%
S&P 500 Index                 -9.10%   18.33%        19.71%
----------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable annuity policy for mortality and expense guarantees, administrative fees or surrender charges.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Important Note: On July 16-17, 2001, the Board of Directors of the Fund approved a new subadvisory (fund management) agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo"), to take effect as of January 1, 2002, subject to shareholder approval. SAAMCo is a wholly owned subsidiary of American International Group, Inc. ("AIG") and is an affiliate of VALIC. The subadvisory fees payable to SAAMCo will be borne by VALIC and not the Fund, and will not result in increased costs to shareholders. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

NORTH AMERICAN --
T. ROWE PRICE
HEALTH SCIENCES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY
The Fund pursues long-term capital appreciation by normally investing at least 65% of total assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences"). While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large-and mid-capitalization companies.

The Fund's sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts).

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of any one company could impact a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: Since this Fund is concentrated in the health services industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. Developments that could adversely affect the Fund's share price include:

-  increased competition within the health care industry;

-  changes in legislation or government regulations;

-  reductions in government funding;

-  product liability or other litigation; and

-  the obsolescence of popular products.

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one company. Therefore, gains or losses on a single stock may have a greater impact on the Fund.

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

Other Stock Risks: Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

PERFORMANCE INFORMATION
Performance is not shown because the Fund has been in operation less than a full calendar year.

NORTH AMERICAN --
AMERICAN CENTURY
INCOME & GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc.

INVESTMENT OBJECTIVE
The Fund seeks dividend growth, current income and capital appreciation by investing in common stocks. Current income is a secondary consideration.

INVESTMENT STRATEGY
The Fund's sub-adviser utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the sub-adviser ranks stocks, primarily the 1,500 largest publicly traded companies in the U.S. (measured by the value of their stock) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the sub-adviser uses ratios of stock price to book value and stock price to cash flow, as well as other factors. To measure growth, the sub-adviser uses, among others, the rate of growth of a company's earnings and changes in the earnings estimates for a company.

In the second step, the sub-adviser uses a technique called portfolio optimization. In portfolio optimization, the sub-adviser uses a computer model to build a portfolio of stocks, from the ranking described earlier, that the sub-adviser believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than the S&P 500 Index, without taking on significant additional risk. If the stocks that make up the S&P 500 Index do not have a high dividend yield, then the Fund may not have a high dividend yield.

The sub-adviser does not attempt to time the market. Instead, the sub-adviser intends to keep the Fund fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest in securities other than stocks, such as convertible securities, foreign securities, short-term instruments and non-leveraged stock index futures contracts and other securities. Stock index futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy to help manage the risk of these types of investments.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Fund is managed to an Index, the S&P 500 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
Performance is not shown because the Fund has been in operation less than a full calendar year.

NORTH AMERICAN -- AG
INTERNATIONAL EQUITIES
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of about 300 foreign stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. These stocks, as a group, should reflect EAFE's performance. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we buy as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests at least 65% of total assets in stocks that are in the EAFE Index. It may invest up to 35% of total assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)
------------
For the year-to-date through June 30, 2001, the Fund's return was -14.63%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -15.01%, quarter ending September 30, 1998

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

---------------------------------------------------------------
                                   1 YEAR    5 YEARS   10 YEARS
                                   -------   -------   --------
The Fund                           -17.30%    6.73%     7.55%
EAFE Index                         -14.17%    7.13%     8.24%
---------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG
INTERNATIONAL
GOVERNMENT BOND FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

INVESTMENT STRATEGY
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Since the Fund expects to concentrate in certain foreign government securities, it is classified as a "non-diversified" investment company. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.

The Fund will invest at least 70% of total assets in investment grade debt securities. The Fund may invest up to 30% of total assets in below investment grade securities. At least 65% of the Fund securities purchased must be government issued, sponsored, or guaranteed. Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions. Additionally, the Fund may hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts. All percentages are calculated as of the time of purchase.

The Fund will use a blend of the JP Morgan Government Bond Index Plus and the JP Morgan Emerging Markets Bond Index Plus as a guide for choosing countries in which to invest. The Fund may invest in securities in other countries, provided that the securities are payable in currencies included in the blended benchmark.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one company. Therefore, gains or losses on a single stock may have a greater impact on the Fund.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Risk of lower rated fixed-income securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of its benchmark index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the

INTERNATIONAL
GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was -6.15%.

Best quarter:  13.39%, quarter ending March 31, 1995

Worst quarter:  -6.97%, quarter ending December 31, 1992

This table compares the Fund's average annual returns to the returns of the new blended index (see below) and the old benchmark index, Salomon Brothers Non-U.S. Dollar World Government Bond Index, for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
                              1 YEAR   5 YEARS     (10/1/1991)
                              ------   -------   ---------------
The Fund                      -3.86%    1.02%         5.78%
Salomon Bros. Index           -2.69%    1.51%         6.55%
Blended Index                  6.48%    7.28%           N/A*
----------------------------------------------------------------

* (indices incepted 12/31/1993)

Effective June 1, 2001, the Fund selected a blended index as its benchmark for index comparison purposes, rather than the Salomon Brothers Non-U.S. Dollar World Government Bond Index. The new index is a blend of 70% JP Morgan Government Bond Index Plus and 30% JP Morgan Emerging Markets Bond Index Plus. The blended index better matches the asset and country composition of the Fund, and will better align the goals of the Fund with its benchmark index.

The JP Morgan Government Bond Index Plus measures the performance of leading government bond markets based on total return in U.S. currency. It includes only traded issues. The Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN --
AMERICAN CENTURY
INTERNATIONAL GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc.

INVESTMENT OBJECTIVE
The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

INVESTMENT STRATEGIES
The Fund's sub-adviser uses a growth strategy it developed to invest in stocks of companies they believe will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the Fund sub-adviser looks for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The sub-adviser use a bottom-up approach to select stocks to buy for the Fund. That means the sub-adviser first looks for strong, growing companies to invest in, rather than simply buying any company in a growing industry or sector. The sub-adviser tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the Fund sub-adviser select or decide to continue to hold the stocks of companies they believe will be able to sustain their growth, and to sell stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the Fund sub-adviser believes that it is important to diversify the Fund's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the Fund sub-adviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The Fund sub-adviser does not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. The Fund can purchase other types of securities, when the sub-adviser believes it is prudent. The Fund may invest a portion of its assets in convertible securities, short-term securities, non-leveraged stock index futures contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities. Stock index futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid, while performing more like stocks. The Fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund's assets by investing in a derivative security.

In determining whether a company is foreign, the Fund sub-adviser will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weighting given to each of these factors will vary depending on the circumstances in a given case. The Fund considers developed countries to include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Price Volatility Risk: The value of the Fund's shares may fluctuate significantly in the short term.

PERFORMANCE INFORMATION
Performance is not shown since the Fund does not have a full year of performance.

NORTH AMERICAN --
FOUNDERS LARGE CAP
GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Founders Asset Management LLC

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY
The Fund pursues long-term growth by normally investing at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
Performance is not shown since the Fund does not have a full year of performance.

Important Note: On July 16-17, 2001, the Board of Directors of the Fund approved a new subadvisory (fund management) agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo"), to take effect as of January 1, 2002, subject to shareholder approval. SAAMCo is a wholly owned subsidiary of American International Group, Inc. ("AIG") and is an affiliate of VALIC. The subadvisory fees payable to SAAMCo will be borne by VALIC and not the Fund, and will not result in increased costs to shareholders. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

NORTH AMERICAN -- AG
MIDCAP INDEX
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400 Index.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 400 MidCap Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 400 MidCap Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we rely on the aforementioned statistical technique to figure out, of the stocks tracked by the index, how many and which ones to buy.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the S&P MidCap 400 Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

At least 65% of the Fund's total assets are invested in stocks that are in the S&P MidCap 400 Index. The Fund may invest up to 33% of total assets in futures and options, and up to 35% in investments that are not in the S&P 400 MidCap Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the Adviser. If an index fund does not accurately track an index, the Adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Fund is managed to an Index, the S&P MidCap 400 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400 Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since the inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the

MIDCAP INDEX FUND
--------------------------------------------------------------------------------

calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 0.79%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -14.54%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400 Index for the periods shown.

-----------------------------------------------------------------
                                                  SINCE INCEPTION
                               1 YEAR   5 YEARS     (10/1/1991)
                               ------   -------   ---------------
The Fund                       16.58%   20.06%        17.23%
S&P MidCap 400 Index           17.51%   20.42%        17.87%
-----------------------------------------------------------------

The S&P MidCap 400 Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

NORTH AMERICAN -- AG 1
MONEY MARKET FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 2.36%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.66%, quarter ending March 31, 1993

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
The Fund                             5.99%     5.21%     4.68%
30 Day CD Rate                       4.83%     4.66%     4.30%
----------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN --
AG NASDAQ-100
INDEX(R) FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American General Investment Management L.P.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100 Index(R).

INVESTMENT STRATEGY
The Fund plans to invest in stocks that are included in the Nasdaq-100 Index(R) (the "Index"). The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests its assets in companies that are listed in the Index, except for a small portion in cash, to be available for redemptions. Since it may not be possible for this Fund to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The stocks to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole.

The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its assets) in the technology sector, in the proportion consistent with the industry weightings in the Index.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Nasdaq-100 Index(R). The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Nasdaq-100 Index(R) is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

NASDAQ-100
INDEX(R) FUND
--------------------------------------------------------------------------------

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one company as it attempts to mirror the securities and weightings of the Nasdaq-100 Index(R). Therefore, gains or losses on a single stock may have a greater impact on the Fund.

PERFORMANCE INFORMATION
Performance information is not shown since the Fund does not have a full year of performance.

More about the Nasdaq-100 Index(R): To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to North American Funds Variable Product Series I (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Important Note: On July 16-17, 2001, due to the impending acquisition, the Series Company Board of Directors approved an interim sub-advisory agreement and a new investment sub-advisory agreement between the Fund and American General Investment Management, L.P. ("AGIM"), or an affiliate of American International Group, Inc. ("AIG"). AGIM may be reorganized or merged into an affiliate. New agreements are required because the acquisition is considered a change of control under the 1940 Act, which terminates the previous agreements. The interim advisory agreement will cover the period from August 29th through the date of shareholder approval of the new investment sub-advisory agreement, when the new investment sub-advisory agreement will take effect. The new investment sub-advisory agreement is the same in all material respects as the current investment sub-advisory agreement, including the fees charged, except that it may be with AGIM or an affiliate. The new investment sub-advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

NORTH AMERICAN --
PUTNAM OPPORTUNITIES
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Putnam Investment Management, LLC

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation through investments in common stocks.

INVESTMENT STRATEGY
The Fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks (those the sub-adviser believes whose earnings will grow faster than the economy, with a resultant price increase). The Fund invests in a relatively small number of companies that the sub-adviser believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment.

The sub-adviser considers, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Fund may also invest in securities of foreign issuers.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
Performance information is not shown since the Fund does not have a full year of performance.

NORTH AMERICAN --
T. ROWE PRICE
SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests at least 65% of total assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. Some of the industries likely to be included in the portfolio are:

- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;

- chemicals and synthetic materials; and

- defense and aerospace.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. All percentages are calculated at the time of purchase.

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Tech Company Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was -27.19%.

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -37.73%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
                             1 YEAR    5 YEARS     (4/29/1994)
                             -------   -------   ---------------
The Fund                     -34.13%   17.05%        25.13%
S&P 500 Index                 -9.10%   18.33%        19.71%
----------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN --
FOUNDERS/T. ROWE PRICE
SMALL CAP FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Founders Asset Management LLC
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

INVESTMENT STRATEGY
The Fund will normally invest at least 65% of its total assets in stocks of small companies. A company is considered a "small" company if its total market value (capitalization) is $2.2 billion or less. The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation.

Stock selection may reflect either a growth or a value investment approach. For example, if a company's price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

The portfolio investments are expected to be widely diversified by industry and company. The Fund may also purchase up to 30% in foreign securities, although it will normally invest in common stocks of U.S.-based companies. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

While most assets will be invested in U.S. common stocks, other securities may be purchased, including futures and options, in keeping with Fund objectives.

Founders Asset Management LLC and T. Rowe Price Associates, Inc. each manage a portion of the Fund. As of August 31, 2001, Founders managed approximately 40% and T. Rowe Price managed approximately 60% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Investment Style Risk: In general, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this Fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time

SMALL CAP FUND
--------------------------------------------------------------------------------

before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
Performance information is not shown since the Fund does not have a full year of performance.

NORTH AMERICAN -- AG
SMALL CAP INDEX
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000(R) Index.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the Russell 2000(R) Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000(R) Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we rely on this statistical technique to figure out, of the stocks tracked by the index, how many and which ones to buy.

An index fund holding a large sampling of the 2,000 stocks in the Russell 2000(R) Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow. This means their stock value may offer greater potential for appreciation.

The Fund invests at least 65% of total assets in stocks that are in the Russell 2000(R) Index, and up to 35% in investments that are not part of the Russell 2000(R) Index, including common stock, related securities, illiquid securities, and high quality money market securities. The Fund may invest up to 33% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the Adviser. If an index fund does not accurately track an index, the Adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Fund is managed to an Index, the Russell 2000(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)
------------
For the year-to-date through June 30, 2001, the Fund's return was 6.61%.

Best quarter:  18.58%, quarter ending December 31, 1999

Worst quarter:  -19.75%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.

------------------------------------------------------------------
                                                   SINCE INCEPTION
                               1 YEAR    5 YEARS     (5/1/1992)
                               ------    -------   ---------------
The Fund                       -3.38%     10.42%        11.69%
Russell 2000(R) Index          -3.02%     10.31%        12.59%
------------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 30, 2001, the average market capitalization was approximately $530 million. The largest company had an approximate market capitalization of $1.4 billion.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

NORTH AMERICAN -- AG
SOCIAL AWARENESS
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund.

The Fund does not invest in companies that are significantly engaged in:

-  the production of nuclear energy;

-  the manufacture of military weapons or delivery systems;

-  the manufacture of alcoholic beverages or tobacco products;

-  the operation of gambling casinos; or

- business practices or the production of products that significantly pollute the environment.

INVESTMENT STRATEGY
The Fund will invest at least 80% of total assets in the common stocks of U.S. companies meeting the Fund's social criteria. The Fund may invest up to 20% in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock, convertible securities, and high quality money market securities and warrants. All percentages are calculated at the time of purchase.

To find out which companies meet the Fund's social criteria, we rely on industry classifications, research services such as the Investor Responsibility Research Center (IRRC), and special magazines and papers that publish this type of information.

Since our definition of social criteria is not "fundamental," the Series Company's Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Index Risk: The Fund is managed to an Index, the S&P 500 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Social Criteria Risk: If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)
------------
For the year-to-date through June 30, 2001, the Fund's return was -7.92%.

Best quarter:  21.20%, quarter ending December 31, 1998

Worst quarter:  -12.51%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

------------------------------------------------------------------

                                   1 YEAR    5 YEARS   10 YEARS
                                   -------   -------   --------
The Fund                           -10.37%   17.57%     15.94%
S&P 500 Index                       -9.10%   18.33%     17.46%
---------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG
STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 500 Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 500 Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included on this index or in the same proportions, we rely on optimization to determine, of the stocks tracked by the index, how many and which ones to buy.

This Fund which holds nearly all of the 500 stocks in the S&P 500 Index avoids the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The S&P 500 Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund will invest at least 65% of total assets in stocks that are in the S&P 500 Index, and up to 35% in investments that are not in the S&P 500 Index, including common stock and related securities, and high quality money market securities. The Fund may invest up to 33% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the Adviser. If an index fund does not accurately track an index, the Adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Fund is managed to an Index, the S&P 500 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STOCK INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was -6.9%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -11.97%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

------------------------------------------------------------------

                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
The Fund                            -9.35%   18.05%     16.97%
S&P 500 Index                       -9.10%   18.33%     17.46%
---------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MORE ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

All of the Funds may invest in asset-backed securities. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

All of the Funds except Money Market may buy derivatives.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Health Sciences, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

All of the Funds except Money Market in this prospectus may invest in common, preferred, and convertible preferred stock in accordance with their investment strategies.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts and Global Depositary Receipts ("EDRs" and "GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost. All of the funds may invest in ETFs, with the same percentage limitations as investments in registered investment companies.

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FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

All of the Funds may invest in fixed income securities.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds (Capital Conservation and Income & Growth may also invest in below investment grade bonds).

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
All of the Funds, except Government Securities and Money Market, may buy and sell foreign currencies the same way they buy and sell other investments. Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

The Funds, except Government Securities and Money Market, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar.

FOREIGN SECURITIES
All of the Funds may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Government Securities and the Money Market which may only invest in U.S. dollar-denominated securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

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ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

All the Funds may buy illiquid securities, but are restricted as to how much money they may invest in them.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

All the Funds in this prospectus may invest in loan participations.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. All Funds may invest in mortgage-related securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by

--------------------------------------------------------------------------------

U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Blue Chip Growth, Core Equity, Health Sciences and Science & Technology may enter into Reverse Repurchase Agreements.

Asset Allocation, Capital Conservation, and Government Securities Funds also may enter into dollar rolls. In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

VARIABLE RATE DEMAND NOTES
All Funds may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Money Market also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to Money Market, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

All of the Funds except Money Market may buy when-issued securities in accordance with their investment strategy.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs Investment Sub-Advisers who make investment decisions for the Funds, including Blue Chip Growth, Core Equity, Health Sciences, Income & Growth, International Growth, Large Cap Growth, Nasdaq-100(R) Index, Putnam Opportunities, Science & Technology, and Small Cap.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors.

Investment decisions for Asset Allocation, Capital Conservation, Government Securities, Growth & Income, International Equities and Social Awareness are made by a team. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

Important Note: On July 16-17, 2001, due to the impending acquisition, the Series Company Board of Directors approved an interim advisory agreement and a new investment advisory agreement between the Series Company, on behalf of each Fund, and VALIC. New agreements are required because the acquisition is considered a change of control under the 1940 Act, which terminates the previous agreements. The interim advisory agreement will cover the period from August 29th through the date of shareholder approval of the new investment advisory agreement, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, except that the fees will be lower for the Large Cap Growth Fund. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

INVESTMENT SUB-ADVISERS
For some of the Funds, VALIC works with Investment sub-advisers, financial service companies that specialize in certain types of investing. However, VALIC still retains ultimate responsibility for managing the Funds. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

These financial services companies act as Investment sub-advisers through an agreement each entered into with VALIC. For more information on these agreements and on these sub-advisers, see the "Investment Sub-Advisers" section in the Statement of Additional Information.

THE SUB-ADVISERS ARE:

American Century Investment Management, Inc.
American General Investment Management, L.P.
Founders Asset Management LLC
Putnam Investment Management, LLC
T. Rowe Price Associates, Inc.
Wellington Management Company, LLP

North American -- American Century Income & Growth Fund
North American -- American Century International Growth Fund

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")
4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed over $93 billion in assets under management as of June 30, 2001.

The daily management of the North American -- American Century Income & Growth Fund and the North American -- American Century International Growth Fund is directed by a

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team of portfolio managers. Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund's investment objective and strategy.

PRIOR PERFORMANCE OF THE AMERICAN CENTURY INCOME & GROWTH FUND
(as excerpted from the American Century Income & Growth Fund prospectus)

North American -- American Century Income & Growth Fund's investment objective, policies, and strategies are substantially similar to those employed by American Century for the American Century Income & Growth Fund.

The historical performance information shown below is for a similar mutual fund, the Investor Class of the retail American Century Income & Growth Fund (since its inception in December of 1990), and not that of the North American -- American Century Income & Growth Fund. The North American -- American Century Income & Growth Fund is sold in an annuity product only to registered and unregistered separate accounts of VALIC and its affiliates, while the retail American Century Income & Growth Fund is sold to the general public. The returns shown reflect investment management fees and other expenses of the retail American Century Income & Growth Fund, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges.

Investments made by the North American -- American Century Income & Growth Fund may not be the same as those made by the retail American Century Income & Growth Fund. Notwithstanding the similarity in the name, objective, investment strategies, techniques and characteristics, the American Century Income & Growth Fund and the North American -- American Century Income & Growth Fund are separate mutual funds that will have different investment performance. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the North American -- American Century Income & Growth Fund.

                                  (BAR CHART)

Best quarter:  22.18%, quarter ended December 31, 1998

Worst quarter:  -11.29%, quarter ended September 30, 1998

The table below compares the performance of the American Century Income & Growth Fund to that of the S&P 500 Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No sales charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the North American -- American Century Income & Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

---------------------------------------------------------------
                                   1 YEAR    5 YEARS   10 YEARS
                                   -------   -------   --------
American Century Income & Growth
  Fund Investor Class              -10.54%   17.60%     17.73%
S&P 500 Index                       -9.10%   18.33%     17.46%
---------------------------------------------------------------

PRIOR PERFORMANCE OF THE AMERICAN CENTURY INTERNATIONAL GROWTH FUND
(as excerpted from the American Century International Growth Fund prospectus)

North American -- American Century International Growth Fund's investment objective, policies, and strategies are substantially similar to those employed by American Century for the American Century International Growth Fund.

The historical performance information shown below is for a similar mutual fund, the Investor Class of the retail American Century International Growth Fund, and not that of the North American -- American Century International Growth Fund. The North American -- American Century International Growth Fund is sold in an annuity product only to registered and unregistered separate accounts of VALIC and its affiliates, while the American Century International Growth Fund is sold to the

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general public. The returns shown reflect investment management fees and other expenses of the retail American Century International Growth Fund, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges.

Investments made by the North American -- American Century International Growth Fund may not be the same as those made by the retail American Century International Growth Fund. Notwithstanding the similarity in the name, objective, investment strategies, techniques and characteristics, the American Century International Growth Fund and the North American -- American Century International Growth Fund are separate mutual funds that will have different investment performance. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the North American -- American Century International Growth Fund.

                                  (BAR CHART)

Best quarter:  48.19%, quarter ended December 31, 1999

Worst quarter:  -17.94%, quarter ended September 30, 1998

The table below compares the performance of the American Century International Growth Fund to that of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("MSCI EAFE") Index. The MSCI EAFE Index includes about 1,000 stocks from Europe, Australia and the Far East and is commonly used as a measure of international stock performance. No sales charges have been applied to the MSCI EAFE Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the North American -- American Century International Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

----------------------------------------------------------------
                                                         SINCE
                                                       INCEPTION
                                                        MAY 9,
                                   1 YEAR    5 YEARS     1991
                                   -------   -------   ---------
American Century International
  Growth Fund Investor Class       -15.01%   17.91%     15.46%
MSCI EAFE Index                    -14.17%    7.13%      7.63%
----------------------------------------------------------------

North American -- AG Nasdaq-100(R) Index Fund

AMERICAN GENERAL INVESTMENT MANAGEMENT, L.P. ("AGIM")
2929 Allen Parkway, Houston, Texas 77019

AGIM was formed in 1998 as a successor to the investment management division of American General Corporation, and is an indirect wholly-owned subsidiary of AIG. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. As of June 30, 2001, AGIM had $69 billion in assets under management.

Investment decisions for the Fund are made by a team, chaired by Magali E. Azema-Barac. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Ms. Azema-Barac joined American General in September, 1999. From 1995 to 1999, she worked on the equity desk of USWest Investment Management Company in Englewood, Colorado, where she incepted and managed an enhanced equity portfolio.

--------------------------------------------------------------------------------

Important Note: On July 16-17, 2001, due to the impending acquisition, the Series Company Board of Directors approved an interim sub-advisory agreement and a new investment sub-advisory agreement between the Nasdaq-100(R) Index Fund and American General Investment Management, L.P. ("AGIM"), or an affiliate of American International Group, Inc. ("AIG"). AGIM may be reorganized or merged into an affiliate. New agreements are required because the acquisition is considered a change of control under the 1940 Act, which terminates the previous agreements. The interim advisory agreement will cover the period from August 29th through the date of shareholder approval of the new investment sub-advisory agreement, when the new investment sub-advisory agreement will take effect. The new investment sub-advisory agreement is the same in all material respects as the current investment sub-advisory agreement, including the fees charged, except that it may be with AGIM or an affiliate. The new investment sub-advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

North American -- Founders Large Cap Growth Fund
North American -- Founders/T. Rowe Price Small Cap Fund

FOUNDERS ASSET MANAGEMENT LLC ("FOUNDERS")
2930 East Third Avenue, Denver, Colorado 80206

Founders and its predecessor companies have operated as investment advisors since 1938, and serve a number of investment companies and private accounts. Founders is the growth specialist affiliate of The Dreyfus Corporation. As of June 30, 2001, Founders had more than $5.65 billion in its mutual fund portfolios.

Founders is the sub-adviser for a portion of the North American -- Founders/T. Rowe Price Small Cap Fund, and uses a manager and team system for day-to-day management of its portion. The team is composed of members of the investment department, including a portfolio manager, portfolio traders, and research analysts. Daily decisions on security selection for the Founders portion of the Fund are made by Robert T. Ammann, Vice President of Investments. Mr. Ammann is a Chartered Financial Analyst who has been portfolio manager of the Dreyfus Founders Discovery Fund since 1997. He also served as portfolio manager of Founders Frontier Fund from February 1999 until its merger with Discovery Fund in August 1999. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996. Mr. Ammann graduated from Colorado State University with a B.B.A., concentration in finance.

Founders uses a team system for day-to-day management of the North
American -- Founders Large Cap Growth Fund. The team is composed of members of the investment department, including lead portfolio managers, portfolio traders, and research analysts. Daily decisions on security selection for the Fund are made by Thomas M. Arrington, Vice President of Investments, and Scott A. Chapman, Vice President of Investments. They use a "bottom-up approach" to make Fund purchases. This means that they analyze the fundamentals of individual companies, such as financial ratios, rather than focusing on broader market themes. Messrs. Arrington and Chapman are Chartered Financial Analysts, and have co-managed the Dreyfus Founders Growth Fund since December 1998.

In July 1999 Mr. Arrington was named as a co-manager of the Dreyfus Founders Worldwide Growth Fund. Mr. Arrington has also served as a portfolio manager for The Dreyfus Corporation since March 1999. In addition, he manages or co-manages several institutional growth and growth and income accounts. Prior to joining Founders, Mr. Arrington was a vice president and director of income equity strategy for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corp. His educational background includes an MBA in business information systems from San Francisco State University, and a BA in economics from the University of California at Los Angeles.

Scott A. Chapman joined Founders in December 1998 as co-portfolio manager of Dreyfus Founders Growth Fund. He has also served as a portfolio manager for The Dreyfus Corporation since February 1999. In July 1999, Mr. Chapman began co-managing the domestic portion of Dreyfus Founders Worldwide Growth Fund with Mr. Arrington. In December 1999, Mr. Chapman began managing Dreyfus Founders Focus Fund. Mr. Chapman was previously a vice president and director of growth strategy for San Francisco-based HighMark Capital Management, Inc., a subsidiary of Union BanCal Corp. Mr. Chapman joined HighMark in 1991 and managed the HighMark Growth Fund. Mr. Chapman has an MBA in finance from Golden Gate University and a BS in accounting from Santa Clara University.

North American -- Putnam Opportunities Fund

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")
One Post Office Square, Boston, Massachusetts 02109

Putnam has managed mutual funds since 1937, and, as of June 30, 2001, has over $339.3 billion in assets under management.

Day-to-day decisions and management of the Fund's portfolio are made by C. Beth Cotner, CFA, Managing Director, Jeffrey R. Lindsey, CFA, Managing Director and Richard B. England, Senior Vice President. Ms. Cotner has been Managing Director of Putnam Investments and Manager of the Putnam Growth Opportunities Fund since 1998, and has been employed by Putnam since 1995. Mr. Lindsey has been employed by Putnam since 1994, and has worked with the Putnam Growth Opportunities Fund since 1996. Mr. England joined Putnam in 1992, and became part of the Putnam Growth Opportunities team in 1996.

--------------------------------------------------------------------------------

PRIOR PERFORMANCE OF THE PUTNAM GROWTH OPPORTUNITIES FUND (as excerpted from the Putnam Growth Opportunities Fund prospectus)

North American -- Putnam Opportunities Fund's investment objective, policies, and strategies are substantially similar to those employed by Putnam for the Putnam Growth Opportunities Fund.

The historical performance information shown below is for a similar mutual fund, Class A of the retail Putnam Growth Opportunities Fund, and not that of the North American -- Putnam Opportunities Fund. The North American -- Putnam Opportunities Fund is sold in an annuity product only to registered and unregistered separate accounts of VALIC and its affiliates, while the retail Putnam Growth Opportunities Fund is sold to the general public. The returns shown reflect investment management fees and other expenses of the retail Putnam Growth Opportunities Fund, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges.
Investments made by the North American -- Putnam Opportunities Fund may not be the same as those made by the retail Putnam Growth Opportunities Fund. Notwithstanding the similarity in the name, objective, investment strategies, techniques and characteristics, the North American-Putnam Opportunities Fund and the Putnam Growth Opportunities Fund are separate mutual funds that will have different investment performance. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the North American -- Putnam Opportunities Fund.

                                  (BAR CHART)

Best quarter:  30.68%, quarter ended 12/31/1998

Worst quarter:  -27.27%, quarter ended 3/31/2001

The table below compares the performance of the Putnam Growth Opportunities Fund to that of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Russell 1000 Growth Index is an unmanaged index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. No sales charges have been applied to either index, and an investor cannot invest directly in them. As noted above, past performance is no guarantee of similar future performance for the North American -- Putnam Opportunities Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

---------------------------------------------------------------------
                                                      SINCE INCEPTION
                                 ONE YEAR   5 YEARS      (10/2/95)
                                 --------   -------   ---------------
Putnam Growth Opportunities
  Fund, Class A                  -30.82%    20.37%        21.13%
S&P 500 Index                     -9.10%    18.32%        18.81%
Russell 1000 Growth Index        -22.42%    18.14%        18.36%
---------------------------------------------------------------------

North American -- Founders/T. Rowe Price Small Cap Fund
North American -- T. Rowe Price Blue Chip Growth Fund
North American -- T. Rowe Price Health Sciences Fund
North American -- T. Rowe Price Science & Technology Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. The firm is one of the nation's leading no-load fund managers, and its affiliates manage over $158.6 billion of assets as of June 30, 2001. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades.

Since May 1, 1994, T. Rowe Price has been the sub-adviser for the Science & Technology Fund. The Science & Technology Fund is managed by an investment advisory committee chaired by Charles A. Morris, CFA. He has been chairman of this committee since it was started in 1994. Mr. Morris joined T. Rowe Price in 1987 as an investment analyst. He has been managing investments since 1991.

T. Rowe Price is responsible for sub-advising a portion of the North
American -- Founders/T. Rowe Price Small Cap Fund. This portion is managed by an investment advisory committee, chaired by Gregory A. McCrickard, CFA. He has been the chairman of the investment advisory committee for the T. Rowe Price Small-Cap Stock Fund since 1992. Mr. McCrickard joined T. Rowe Price in 1986 and has been managing investments since

--------------------------------------------------------------------------------

1991. He has a B.A. from the University of Virginia and an M.B.A. from Dartmouth College.

The North American -- T. Rowe Price Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Puglia has been the chairman of the investment advisory committee for the retail T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and has been a portfolio manager since 1993. He has a B.A. from the University of Notre Dame (Summa cum laude) and an M.B.A. from Darden Graduate School of Business Administration at the University of Virginia (Shermet Scholar, highest honors).

The North American -- T. Rowe Price Health Sciences Fund is managed by an investment advisory committee, chaired by Kris H. Jenner, M.D., D. Phil. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Dr. Jenner was elected chairman of the retail T. Rowe Price Health Sciences Fund committee in 2000. Dr. Jenner joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998. From 1995-1997, while on leave from the general surgery residency program at the Johns Hopkins Hospital, he was a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School. Dr. Jenner earned a B.S. from the University of Illinois (Summa cum laude), an M.D. from the Johns Hopkins School of Medicine, and a D. Phil. from Oxford University.

PRIOR PERFORMANCE OF SIMILAR FUNDS -- BLUE CHIP
North American -- T. Rowe Price Blue Chip Growth Fund's investment objective, policies, and strategies are substantially similar to those employed by T. Rowe Price for its retail T. Rowe Price Blue Chip Growth Fund, and two other variable annuity products, the Fortis Series Fund, Inc. Blue Chip Stock Series and the Manufacturers Investment Trust Blue Chip Growth Trust. T. Rowe Price Associates, Inc. is the investment adviser for the retail T. Rowe Price Blue Chip Growth Fund, and the investment sub-adviser for the North American -- T. Rowe Price Blue Chip Growth Fund, the Fortis Series Fund, Inc. Blue Chip Stock Series and the Manufacturers Investment Trust Blue Chip Growth Trust.

The historical performance information shown below has been excerpted from the prospectus of each of the above-mentioned products, and is not that of the Fund, North American -- T. Rowe Price Blue Chip Growth Fund. The North American -- T. Rowe Price Blue Chip Growth Fund, the Fortis Series Fund, Inc. Blue Chip Stock Series and the Manufacturers Investment Trust Blue Chip Growth Trust are each sold as an annuity only to registered and unregistered separate accounts of insurance companies, while the retail T. Rowe Price Blue Chip Growth Fund is sold to the general public. The returns shown for the Fortis Series Fund, Inc. Blue Chip Stock Series and the Manufacturers Investment Trust Blue Chip Growth Trust do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. These additional charges would have lowered the returns shown.

The returns shown for the retail T. Rowe Price Blue Chip Growth Fund reflect investment management fees and other expenses of the retail fund and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. These additional charges would have lowered the returns shown.

Investments made by the North American -- T. Rowe Price Blue Chip Growth Fund may not be the same as the similar funds. Each of the Funds will have different performance results due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the North American -- T. Rowe Price Blue Chip Growth Fund.

T. ROWE PRICE BLUE CHIP GROWTH FUND

(A fund that is similar to but not the same as the North American -- T. Rowe Price Blue Chip Growth Fund)

                                  (BAR CHART)

Best quarter:  24.71%, quarter ended December 31, 1998

Worst quarter:  -12.05%, quarter ended September 30, 1998

--------------------------------------------------------------------------------

The table below compares the performance of the T. Rowe Price Blue Chip Growth Fund to that of the S&P 500 Index and the Lipper Large-Cap Core Funds Average. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the North American -- T. Rowe Price Blue Chip Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

---------------------------------------------------------------
                                                        SINCE
                                                      INCEPTION
                                 ONE YEAR   5 YEARS   (6/30/93)
                                 --------   -------   ---------
T. Rowe Price Blue Chip Growth
  Fund                            -2.53%    19.68%     19.90%
S&P 500 Index                     -9.11%    18.33%     17.69%
Lipper Large-Cap Growth Funds
  Average                        -16.25%    18.10%     16.54%
---------------------------------------------------------------

FORTIS SERIES FUND, INC. BLUE CHIP STOCK SERIES

(A fund that is similar to but not the same as the North American -- T. Rowe Price Blue Chip Growth Fund)

                                  (BAR CHART)

Best quarter:  24.38%, quarter ended December 31, 1998

Worst quarter:  -11.94%, quarter ended September 30, 1998

The table below compares the performance of the Fortis Series Fund, Inc. Blue Chip Stock Series to that of the S&P 500 Index. No charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the North American -- T. Rowe Price Blue Chip Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

----------------------------------------------------------------
                                                 SINCE INCEPTION
                                      ONE YEAR     (5/1/1996)
                                      --------   ---------------
Fortis Series Fund, Inc. Blue Chip
  Stock Series                         -2.47%        18.53%
S&P 500 Index                          -9.10%        18.04%
----------------------------------------------------------------

MANUFACTURERS INVESTMENT TRUST BLUE CHIP GROWTH TRUST

(A fund that is similar to but not the same as the North American -- T. Rowe Price Blue Chip Growth Fund)

                                  (BAR CHART)

Best quarter:  24.80%, quarter ended December 31, 1998

Worst quarter:  -12.12%, quarter ended September 30, 1998

The table below compares the performance of the Manufacturers Investment Trust Blue Chip Growth Trust to that of the S&P 500 Index. No charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the North American -- T. Rowe Price Blue Chip Growth Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

---------------------------------------------------------------
                                                      SINCE
                                                    INCEPTION
                              ONE YEAR   5 YEARS   (12/11/1992)
                              --------   -------   ------------
Manufacturers Investment
  Trust Blue Chip Growth
  Trust                        -2.76%    18.98%       13.34%
S&P 500 Index                  -9.11%    18.35%       17.18%
---------------------------------------------------------------

--------------------------------------------------------------------------------

PRIOR PERFORMANCE OF A SIMILAR FUND -- HEALTH SCIENCES (as excerpted from the T. Rowe Price Health Sciences Fund prospectus)

North American -- T. Rowe Price Health Sciences Fund's investment objective, policies, and strategies are substantially similar to those employed by T. Rowe Price for the T. Rowe Price Health Sciences Fund. T. Rowe Price Associates, Inc. is the investment adviser for the retail T. Rowe Price Health Sciences Fund, and the investment sub-adviser for the North American -- T. Rowe Price Health Sciences Fund.

The historical performance information shown below is for a similar mutual fund, the retail T. Rowe Price Health Sciences Fund, and not that of the Fund, North American -- T. Rowe Price Health Sciences Fund. The North American -- T. Rowe Price Health Sciences Fund is sold as an annuity only to registered and unregistered separate accounts of VALIC and its affiliates, while the retail T. Rowe Price Health Sciences Fund is sold to the general public. The returns shown reflect investment management fees and other expenses of the retail fund, T. Rowe Price Health Sciences Fund, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges. These additional charges would have lowered the returns shown.

Investments made by the North American -- T. Rowe Price Health Sciences Fund may not be the same as those made by the T. Rowe Price Health Sciences Fund. Each of the Funds will have different performance results due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the North American -- T. Rowe Price Health Sciences Fund.

T. ROWE PRICE HEALTH SCIENCES FUND

(A fund that is similar to but not the same as the North American -- T. Rowe Price Health Sciences Fund)

                                  [BAR CHART]

Best quarter:  20.03%, quarter ended June 30, 2000

Worst quarter:  -7.05%, quarter ended September 30, 1998

The table below compares the performance of the T. Rowe Price Health Sciences Fund to that of the S&P 500 Index and the Lipper Health Biotech Fund Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. No charges have been applied to the S&P 500 Index, and an investor cannot invest directly in it. As noted above, past performance is no guarantee of similar future performance for the North American -- T. Rowe Price Health Sciences Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

-----------------------------------------------------------------
                                                  SINCE INCEPTION
                               1 YEAR   5 YEARS    (12/29/1995)
                               ------   -------   ---------------
T. Rowe Price Health Sciences
  Fund                         52.19%    24.93%       24.90%
S&P 500 Index                  -9.11%    18.33%       18.31%
Lipper Health/Biotechnology
  Fund Index                   43.67%    22.15%       22.15%
-----------------------------------------------------------------

North American Core Equity Fund

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")
75 State Street, Boston, Massachusetts 02109

Since September 1, 1999, Wellington Management has been the sub-adviser for Core Equity. Wellington Management is an independent partnership owned entirely by 68 partners. As of June 30, 2001, Wellington Management managed approximately $295 billion of client assets in a broad range of investment styles for institutional investors, mutual fund sponsors and high net-worth individuals. The firm and its affiliates have offices in

--------------------------------------------------------------------------------

Boston, Atlanta, Radnor, San Francisco, London, Singapore, Sydney and Tokyo.

Matthew E. Megargel, Senior Vice President of Wellington Management, is a chartered financial analyst who serves as the portfolio manager for several funds. He has managed the North American Core Equity Fund since May 2001. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund pays:

                                   ADVISORY FEE PAID
                                   (AS A PERCENTAGE OF AVERAGE
            FUND NAME              DAILY NET ASSETS)
            ---------              ---------------------------
Asset Allocation Fund                         0.50%
Blue Chip Growth Fund                         0.80%
Capital Conservation Fund                     0.50%
Core Equity Fund                              0.80%
Government Securities Fund                    0.50%
Growth & Income Fund                          0.75%
Health Sciences Fund                          1.00%
Income & Growth                               0.77%
International Equities Fund              (1)
International Government Bond Fund            0.50%
International Growth                          1.00%
Large Cap Growth                              1.00%
MidCap Index Fund                        (1)
Money Market Fund                             0.50%
Nasdaq-100(R) Index                           0.40%
Putnam Opportunities                          0.95%
Science & Technology Fund                     0.90%
Small Cap                                     0.90%
Small Cap Index Fund                     (1)
Social Awareness Fund                         0.50%
Stock Index Fund                         (1)

------------

(1) 0.35% on the first $500 million; 0.25% on assets over $500 million.

The Investment Advisory Agreements we entered into with each Fund do not limit how much the Funds pay in monthly expenses each year. However, we voluntarily limit the Funds' monthly expenses as follows: If a Fund's average monthly expenses, when annualized, are more than 2% of the Fund's estimated average daily net assets, we will pay the difference. As a result the Fund's yield or total return will increase. If VALIC decides to stop voluntarily reducing a Fund's expenses, it may do so by giving 30 days' notice, in writing, to the Series Company. To date, VALIC has not had to reduce expenses of any Fund as a result of this 2% voluntary reduction.

In addition to the limitations above, VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions.

Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002 (through December 8, 2002 for those marked with an asterisk):

                                              MAXIMUM
                    FUND                      FUND EXPENSE
                    ----                      ------------
Core Equity Fund                                 0.85%
Growth & Income Fund                             0.85%
Income and Growth Fund*                          0.83%
International Growth Fund*                       1.06%
Large Cap Growth Fund*                           1.06%
Money Market Fund                                0.60%
Science & Technology Fund                        1.00%
Small Cap Fund                                   0.95%

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair market value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the net asset value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market Fund pays dividends daily and all other Funds pay dividends once a month.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is included in the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

ASSET ALLOCATION FUND(1)
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  14.68     $  14.43     $  14.02     $  12.57     $  12.55
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.43         0.44         0.40         0.41         0.77
  Net realized & unrealized gain (loss)                          (0.79)        0.51         1.26         2.24         1.44
                                                              ------------------------------------------------------------
  Total from investment operations                               (0.36)        0.95         1.66         2.65         2.21
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.43)       (0.44)       (0.40)       (0.41)       (0.78)
  Net realized gains                                             (1.18)       (0.26)       (0.85)       (0.79)       (1.41)
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (1.61)       (0.70)       (1.25)       (1.20)       (2.19)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $  12.71     $  14.68     $  14.43     $  14.02     $  12.57
                                                              ------------------------------------------------------------
TOTAL RETURN                                                     (2.46)%       6.65%       12.23%       21.94%       15.89%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.58%        0.55%        0.57%        0.54%        0.57%
  Net investment income to average net assets                     3.10%        2.98%        2.81%        3.02%        3.26%
  Portfolio turnover rate                                          112%         162%         160%          24%         103%
  Net assets at end of year (000's)                           $208,369     $236,804     $248,473     $200,099     $177,347

------------

(1) The Asset Allocation Fund was formerly known as the Timed Opportunity Fund.

BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

                                                             NOVEMBER 1, 2000
                                                                    TO
                                                               MAY 31, 2001
                                                             ----------------
NET ASSET VALUE
Net asset value, beginning of period                             $  10.00
                                                             ----------------
Investment Operations
  Net investment income                                              0.02
  Net realized & unrealized gain (loss)                             (1.43)
                                                             ----------------
  Total from investment operations                                  (1.41)
                                                             ----------------
Distributions to Shareholders From:
  Net investment income                                             (0.02)
  Net realized gains                                                   --
                                                             ----------------
  Total distributions to shareholders                               (0.02)
                                                             ----------------
Net Asset Value, end of period                                   $   8.57
                                                             ----------------
TOTAL RETURN                                                       (14.14)%
                                                             ----------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                     0.88%
  Net investment income to average net assets                        0.31%
  Portfolio turnover rate                                              70%
  Net assets at end of year (000's)                              $ 14,592

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $   8.78     $   9.39     $   9.68     $   9.31     $   9.23
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.58         0.62         0.60         0.61         0.62
  Net realized & unrealized gain (loss)                           0.56        (0.61)       (0.29)        0.37         0.08
                                                              ------------------------------------------------------------
  Total from investment operations                                1.14         0.01         0.31         0.98         0.70
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.58)       (0.62)       (0.60)       (0.61)       (0.62)
  Net realized gains                                                --           --           --           --           --
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (0.58)       (0.62)       (0.60)       (0.61)       (0.62)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   9.34     $   8.78     $   9.39     $   9.68     $   9.31
                                                              ------------------------------------------------------------
TOTAL RETURN                                                     13.35%        0.13%        3.25%       10.76%        7.75%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.58%        0.55%        0.60%        0.54%        0.57%
  Net investment income to average net assets                     6.35%        6.73%        6.24%        6.32%        6.59%
  Portfolio turnover rate                                          418%         144%          41%          14%          45%
  Net assets at end of year (000's)                           $ 56,560     $ 50,525     $ 63,131     $ 63,654     $ 66,747

CORE EQUITY FUND
--------------------------------------------------------------------------------

                                                                                  FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------------
                                                                2001          2000           1999           1998          1997
                                                              --------     ----------     ----------     ----------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  23.31     $    24.12     $    22.08     $    17.62     $  16.49
                                                              -----------------------------------------------------------------
Investment Operations
  Net investment income (loss)                                    0.04             --          (0.08)         (0.02)        0.02
  Net realized & unrealized gain (loss)                          (2.54)          0.20           3.13           4.82         1.45
                                                              -----------------------------------------------------------------
  Total from investment operations                               (2.50)          0.20           3.05           4.80         1.47
                                                              -----------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.04)            --             --          (0.01)       (0.01)
  Net realized gains                                             (7.41)         (1.01)         (1.01)         (0.33)       (0.33)
                                                              -----------------------------------------------------------------
  Total distributions to shareholders                            (7.45)         (1.01)         (1.01)         (0.34)       (0.34)
                                                              -----------------------------------------------------------------
Net Asset Value, end of period                                $  13.36     $    23.31     $    24.12     $    22.08     $  17.62
                                                              -----------------------------------------------------------------
TOTAL RETURN                                                    (11.62)%         0.96%         14.20%         27.41%        9.00%
                                                              -----------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.86%          0.85%          0.86%          0.84%        0.86%
  Expenses to average net assets before expense reductions        0.88%          0.85%          0.86%          0.84%        0.86%
  Net investment income to average net assets                     0.24%          0.02%         (0.36)%        (0.11)%       0.09%
  Portfolio turnover rate                                           71%           134%            42%            43%          40%
  Net assets at end of year (000's)                           $913,980     $1,135,083     $1,271,034     $1,100,137     $747,654

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                  FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------------
                                                                2001          2000           1999           1998          1997
                                                              --------     ----------     ----------     ----------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $   9.51     $     9.90     $    10.09     $     9.67     $   9.61
                                                              -----------------------------------------------------------------
Investment Operations
  Net investment income                                           0.58           0.55           0.55           0.58         0.59
  Net realized & unrealized gain (loss)                           0.56          (0.39)         (0.19)          0.42         0.06
                                                              -----------------------------------------------------------------
  Total from investment operations                                1.14           0.16           0.36           1.00         0.65
                                                              -----------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.58)         (0.55)         (0.55)         (0.58)       (0.59)
  Net realized gains                                                --             --             --             --           --
                                                              -----------------------------------------------------------------
  Total distributions to shareholders                            (0.58)         (0.55)         (0.55)         (0.58)       (0.59)
                                                              -----------------------------------------------------------------
Net Asset Value, end of period                                $  10.07     $     9.51     $     9.90     $    10.09     $   9.67
                                                              -----------------------------------------------------------------
TOTAL RETURN                                                     12.23%          1.74%          3.58%         10.60%        6.94%
                                                              -----------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.58%          0.55%          0.59%          0.54%        0.56%
  Net investment income to average net assets                     5.83%          5.68%          5.46%          5.82%        6.11%
  Portfolio turnover rate                                           84%           132%            39%            24%          38%
  Net assets at end of year (000's)                           $119,514     $  100,648     $  107,425     $   92,120     $ 83,827

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  21.04     $  21.53     $  19.91     $  16.87     $  14.78
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.11         0.15         0.06         0.08         0.10
  Net realized & unrealized gain (loss)                          (2.39)        1.96         3.17         3.25         2.38
                                                              ------------------------------------------------------------
  Total from investment operations                               (2.28)        2.11         3.23         3.33         2.48
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.11)       (0.14)       (0.08)       (0.08)       (0.10)
  Net realized gains                                             (3.81)       (2.46)       (1.53)       (0.21)       (0.29)
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (3.92)       (2.60)       (1.61)       (0.29)       (0.39)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $  14.84     $  21.04     $  21.53     $  19.91     $  16.87
                                                              ------------------------------------------------------------
TOTAL RETURN                                                    (10.91)%       9.67%       16.92%       19.87%       17.08%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.82%        0.80%        0.82%        0.80%        0.81%
  Expenses to average net assets before expense reductions        0.83%        0.80%        0.82%        0.80%        0.81
  Net investment income to average net assets                     0.62%        0.70%        0.29%        0.43%        0.70%
  Portfolio turnover rate                                           65%          89%         102%          78%          45%
  Net assets at end of year (000's)                           $267,487     $329,588     $296,885     $271,159     $209,545

HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                                             NOVEMBER 1, 2000
                                                                    TO
                                                               MAY 31, 2001
                                                             ----------------
NET ASSET VALUE
Net asset value, beginning of period                             $  10.00
                                                                 --------
Investment Operations
  Net investment income                                              0.01
  Net realized & unrealized gain (loss)                             (1.07)
                                                                 --------
  Total from investment operations                                  (1.06)
                                                                 --------
Distributions to Shareholders From:
  Net investment income                                             (0.01)
  Net realized gains                                                   --
                                                                 --------
  Total distributions to shareholders                               (0.01)
                                                                 --------
Net Asset Value, end of period                                   $   8.93
                                                                 --------
TOTAL RETURN                                                       (10.60)%
                                                                 --------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                     1.08%
  Net investment income to average net assets                       (0.03)%
  Portfolio turnover rate                                             158%
  Net assets at end of year (000's)                              $ 23,965

INCOME & GROWTH FUND
--------------------------------------------------------------------------------

                                                            DECEMBER 11, 2000
                                                                   TO
                                                              MAY 31, 2001
                                                            -----------------
NET ASSET VALUE
Net asset value, beginning of period                            $  10.00
                                                                --------
Investment Operations
  Net investment income                                             0.04
  Net realized & unrealized gain (loss)                            (0.40)
                                                                --------
  Total from investment operations                                 (0.36)
                                                                --------
Distributions to Shareholders From:
  Net investment income                                            (0.03)
  Net realized gains                                                  --
                                                                --------
  Total distributions to shareholders                              (0.03)
                                                                --------
Net Asset Value, end of period                                  $   9.61
                                                                --------
TOTAL RETURN                                                       (3.60)%
                                                                --------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                    0.83%
  Expenses to average net assets before expense reductions          0.87%
  Net investment income to average net assets                       0.79%
  Portfolio turnover rate                                             72%
  Net assets at end of year (000's)                             $261,303

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  12.55     $  11.32     $  11.95     $  11.44     $  11.15
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.12         0.15         0.22         0.23         0.20
  Net realized & unrealized gain (loss)                          (2.46)        1.90         0.30         0.85         0.63
                                                              ------------------------------------------------------------
  Total from investment operations                               (2.34)        2.05         0.52         1.08         0.83
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.09)       (0.14)       (0.25)       (0.24)       (0.19)
  Net realized gains                                             (1.34)       (0.68)       (0.90)       (0.33)       (0.35)
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (1.43)       (0.82)       (1.15)       (0.57)       (0.54)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   8.78     $  12.55     $  11.32     $  11.95     $  11.44
                                                              ------------------------------------------------------------
TOTAL RETURN                                                    (19.59)%      18.01%        4.43%        9.92%        7.74%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.42%        0.41%        0.43%        0.40%        0.42%
  Net investment income to average net assets                     1.08%        1.20%        1.89%        1.92%        1.75%
  Portfolio turnover rate                                           45%          25%           8%           9%          12%
  Net assets at end of year (000's)                           $118,524     $162,840     $142,108     $155,469     $181,437

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  10.88     $  11.62     $  11.42     $  11.33     $  11.79
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.43         0.48         0.51         0.56         0.63
  Net realized & unrealized gain (loss)                          (0.91)       (0.98)        0.24        (0.26)       (0.49)
                                                              ------------------------------------------------------------
  Total from investment operations                               (0.48)       (0.50)        0.75         0.30         0.14
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.26)       (0.23)       (0.48)       (0.20)       (0.58)
  Net realized gains                                             (0.04)       (0.01)       (0.07)       (0.01)       (0.02)
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (0.30)       (0.24)       (0.55)       (0.21)       (0.60)
                                                              ------------------------------------------------------------
  Net Asset Value, end of period                              $  10.10     $  10.88     $  11.62     $  11.42     $  11.33
                                                              ------------------------------------------------------------
TOTAL RETURN                                                     (4.47)%      (4.43)%       6.40%        2.65%        1.13%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.58%        0.52%        0.57%        0.55%        0.56%
  Net investment income to average net assets                     3.82%        4.07%        4.27%        4.70%        5.13%
  Portfolio turnover rate                                           72%          15%          22%          17%           4%
  Net assets at end of year (000's)                           $ 99,977     $130,978     $158,509     $155,783     $177,709

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

                                                            DECEMBER 11, 2000
                                                                   TO
                                                              MAY 31, 2001
                                                            -----------------
NET ASSET VALUE
Net asset value, beginning of period                            $  10.00
                                                                --------
Investment Operations
  Net investment income                                             0.05
  Net realized & unrealized gain (loss)                            (1.70)
                                                                --------
  Total from investment operations                                 (1.65)
                                                                --------
Distributions to Shareholders From:
  Net investment income                                            (0.04)
  Net realized gains                                                  --
                                                                --------
  Total distributions to shareholders                              (0.04)
                                                                --------
Net Asset Value, end of period                                  $   8.31
                                                                --------
TOTAL RETURN                                                       (3.60)%
                                                                --------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                    1.06%
  Expenses to average net assets before expense reduction           1.10%
  Net investment income to average net assets                       0.99%
  Portfolio turnover rate                                            183%
  Net assets at end of year (000's)                             $533,368

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                              DECEMBER 11, 2000
                                                                     TO
                                                                MAY 31, 2001
                                                              -----------------
NET ASSET VALUE
Net asset value, beginning of period                              $  10.00
                                                                  --------
Investment Operations
  Net investment income                                              (0.01)
  Net realized & unrealized gain (loss)                              (2.56)
                                                                  --------
  Total from investment operations                                   (2.57)
                                                                  --------
Distributions to Shareholders From:
  Net investment income                                                 --
  Net realized gains                                                    --
                                                                  --------
  Total distributions to shareholders                                   --
                                                                  --------
Net Asset Value, end of period                                    $   7.43
                                                                  --------
TOTAL RETURN                                                        (25.70)%
                                                                  --------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                      1.06%
  Expenses to average net assets before expense reductions            1.10%
  Net investment income to average net assets                        (0.27)%
  Portfolio turnover rate                                               94%
  Net assets at end of year (000's)                               $624,700

MIDCAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED MAY 31,
                                                              --------------------------------------------------------------
                                                                 2001          2000         1999         1998         1997
                                                              ----------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $    23.73     $  25.64     $  25.27     $  20.83     $  19.09
                                                              --------------------------------------------------------------
Investment Operations
  Net investment income                                             0.19         0.22         0.23         0.23         0.24
  Net realized & unrealized gain                                    1.74         4.49         2.54         5.80         2.95
                                                              --------------------------------------------------------------
  Total from investment operations                                  1.93         4.71         2.77         6.03         3.19
                                                              --------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                            (0.19)       (0.22)       (0.23)       (0.23)       (0.24)
  Net realized gains                                               (5.65)       (6.40)       (2.17)       (1.36)       (1.21)
                                                              --------------------------------------------------------------
  Total distributions to shareholders                              (5.84)       (6.62)       (2.40)       (1.59)       (1.45)
                                                              --------------------------------------------------------------
Net Asset Value, end of period                                $    19.82     $  23.73     $  25.64     $  25.27     $  20.83
                                                              --------------------------------------------------------------
TOTAL RETURN                                                       10.11%       21.36%       11.91%       29.62%       17.48%
                                                              --------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                    0.38%        0.36%        0.38%        0.36%        0.40%
  Net investment income to average net assets                       0.84%        0.90%        0.92%        0.95%        1.24%
  Portfolio turnover rate                                             34%          41%          41%          26%          19%
  Net assets at end of year (000's)                           $1,047,680     $922,679     $817,573     $804,318     $607,061

MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.06         0.05         0.05         0.05         0.05
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
TOTAL RETURN                                                      5.77%        5.21%        4.84%        5.25%        5.02%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.57%        0.56%        0.57%        0.54%        0.57%
  Expenses to average net assets before expense reductions        0.58%        0.56%        0.57%        0.54%        0.57%
  Net investment income to average net assets                     5.59%        5.13%        4.66%        5.14%        4.95%
  Net assets at end of year (000's)                           $579,507     $484,934     $347,394     $190,975     $128,125

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

                                                              OCTOBER 2, 2000
                                                                    TO
                                                               MAY 31, 2001
                                                              ---------------
NET ASSET VALUE
Net asset value, beginning of period                             $  10.00
                                                                 --------
Investment Operations
  Net investment income                                              0.01
  Net realized & unrealized gain (loss)                             (4.91)
                                                                 --------
  Total from investment operations                                  (4.90)
                                                                 --------
Distributions to Shareholders From:
  Net investment income                                             (0.01)
  Net realized gains                                                   --
                                                                 --------
  Total distributions to shareholders                               (0.01)
                                                                 --------
Net Asset Value, end of period                                   $   5.09
                                                                 --------
TOTAL RETURN                                                       (49.01)%
                                                                 --------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                     0.52%
  Net investment income to average net assets                        0.31%
  Portfolio turnover rate                                              19%
  Net assets at end of year (000's)                              $ 19,005

PUTNAM OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                        OCTOBER 2, 2000
                                                              TO
                                                         MAY 31, 2001
                                                        ---------------
NET ASSET VALUE
Net asset value, beginning of period                      $    10.00
                                                          ----------
Investment Operations
  Net investment income                                        (0.01)
  Net realized & unrealized gain (loss)                        (3.53)
                                                          ----------
  Total from investment operations                             (3.54)
                                                          ----------
Distributions to Shareholders From:
  Net investment income                                           --
  Net realized gains                                              --
                                                          ----------
  Total distributions to shareholders                             --
                                                          ----------
Net Asset Value, end of period                            $     6.46
                                                          ----------
TOTAL RETURN                                                  (35.40)%
                                                          ----------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                1.02%
  Net investment income to average net assets                  (0.27)%
  Portfolio turnover rate                                         51%
  Net assets at end of year (000's)                       $    3,945

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                  FISCAL YEAR ENDED MAY 31,
                                                             --------------------------------------------------------------------
                                                                2001           2000           1999           1998          1997
                                                             ----------     ----------     ----------     ----------     --------
NET ASSET VALUE
Net asset value, beginning of period                         $    41.14     $    29.95     $    22.07     $    19.88     $  20.48
                                                             -------------------------------------------------------------------
Investment Operations
  Net investment income (loss)                                    (0.17)         (0.11)         (0.10)         (0.09)          --
  Net realized & unrealized gain (loss)                          (15.86)         16.37          10.36           2.28         0.33
                                                             -------------------------------------------------------------------
  Total from investment operations                               (16.03)         16.26          10.26           2.19         0.33
                                                             -------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                              --             --             --             --           --
  Net realized gains                                              (7.83)         (5.07)         (2.38)            --        (0.93)
                                                             -------------------------------------------------------------------
  Total distributions to shareholders                             (7.83)         (5.07)         (2.38)            --        (0.93)
                                                             -------------------------------------------------------------------
Net Asset Value, end of period                               $    17.28     $    41.14     $    29.95     $    22.07     $  19.88
                                                             -------------------------------------------------------------------
TOTAL RETURN                                                     (42.24)%        52.65%         48.34%         10.85%        1.81%
                                                             -------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                   0.98%          0.96%          0.96%          0.95%        0.96%
  Net investment income to average net assets                     (0.66)%        (0.40)%        (0.46)%        (0.46)%      (0.29)%
  Portfolio turnover rate                                           176%           130%           149%           128%         122%
  Net assets at end of year (000's)                          $2,015,574     $3,314,052     $1,683,585     $1,023,141     $804,982

SMALL CAP FUND
--------------------------------------------------------------------------------

                                                              DECEMBER 11, 2000
                                                                     TO
                                                                MAY 31, 2001
                                                              -----------------
NET ASSET VALUE
Net asset value, beginning of period                              $  10.00
                                                                  --------
Investment Operations
  Net investment income                                              (0.01)
  Net realized & unrealized gain (loss)                              (0.90)
                                                                  --------
  Total from investment operations                                   (0.91)
                                                                  --------
Distributions to Shareholders From:
  Net investment income                                                 --
  Net realized gains                                                    --
                                                                  --------
  Total distributions to shareholders                                   --
                                                                  --------
Net Asset Value, end of period                                    $   9.09
                                                                  --------
TOTAL RETURN                                                         11.51%
                                                                  --------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                      0.95%
  Expenses to average net assets before expense reductions            1.00%
  Net investment income to average net assets                        (0.14)%
  Portfolio turnover rate                                              130%
  Net assets at end of year (000's)                               $714,608

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  15.66     $  15.84     $  17.94     $  16.18     $  16.25
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.19         0.18         0.19         0.19         0.19
  Net realized & unrealized gain (loss)                           0.40         1.43        (0.74)        3.17         0.93
                                                              ------------------------------------------------------------
  Total from investment operations                                0.59         1.61        (0.55)        3.36         1.12
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.19)       (0.18)       (0.19)       (0.19)       (0.19)
  Net realized gains                                             (1.95)       (1.61)       (1.36)       (1.41)       (1.00)
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (2.14)       (1.79)       (1.55)       (1.60)       (1.19)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $  14.11     $  15.66     $  15.84     $  17.94     $  16.18
                                                              ------------------------------------------------------------
TOTAL RETURN                                                      5.23%       10.22%       (2.45)%      21.34%        7.51%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.44%        0.40%        0.41%        0.39%        0.41%
  Net investment income to average net assets                     1.31%        1.12%        1.20%        1.05%        1.34%
  Portfolio turnover rate                                           57%          35%          36%          36%          42%
  Net assets at end of year (000's)                           $236,530     $228,602     $220,002     $247,183     $192,459

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

                                                                                 FISCAL YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE
Net asset value, beginning of period                       $    24.77     $    24.11     $    22.16     $    17.90     $    15.49
                                                           ---------------------------------------------------------------------
Investment Operations
  Net investment income                                          0.20           0.20           0.21           0.23           0.24
  Net realized & unrealized gain (loss)                         (3.23)          1.61           4.08           5.07           4.19
                                                           ---------------------------------------------------------------------
  Total from investment operations                              (3.03)          1.81           4.29           5.30           4.43
                                                           ---------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                         (0.20)         (0.18)         (0.22)         (0.23)         (0.24)
  Net realized gains                                            (0.53)         (0.97)    $    (2.12)         (0.81)         (1.78)
                                                           ---------------------------------------------------------------------
  Total distributions to shareholders                           (0.73)         (1.15)         (2.34)         (1.04)         (2.02)
                                                           ---------------------------------------------------------------------
Net Asset Value, end of period                             $    21.01     $    24.77     $    24.11     $    22.16     $    17.90
                                                           ---------------------------------------------------------------------
TOTAL RETURN                                                   (12.33)%         7.49%         20.05%         30.34%         30.48%
                                                           ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
  Expenses to average net assets                                 0.58%          0.55%          0.57%          0.54%          0.56%
  Net investment income to average net assets                    0.85%          0.79%          0.93%          1.17%          1.53%
  Portfolio turnover rate                                          29%            40%            49%           120%           109%
  Net assets at end of year (000's)                        $  489,982     $  582,403     $  521,965     $  334,167     $  155,349

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                 FISCAL YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE
Net asset value, beginning of period                       $    42.98     $    39.73     $    33.38     $    26.09     $    20.69
                                                           ---------------------------------------------------------------------
Investment Operations
  Net investment income                                          0.35           0.41           0.40           0.40           0.39
  Net realized & unrealized gain (loss)                         (4.99)          3.59           6.51           7.44           5.57
                                                           ---------------------------------------------------------------------
  Total from investment operations                              (4.64)          4.00           6.91           7.84           5.96
                                                           ---------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                         (0.35)         (0.39)         (0.41)         (0.40)         (0.39)
  Net realized gains                                            (1.10)         (0.36)         (0.15)         (0.15)         (0.17)
                                                           ---------------------------------------------------------------------
  Total distributions to shareholders                           (1.45)         (0.75)         (0.56)         (0.55)         (0.56)
                                                           ---------------------------------------------------------------------
Net Asset Value, end of period                             $    36.89     $    42.98     $    39.73     $    33.38     $    26.09
                                                           ---------------------------------------------------------------------
TOTAL RETURN                                                   (10.87)%        10.10%         20.85%         30.30%         29.24%
                                                           ---------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                 0.34%          0.31%          0.32%          0.31%          0.34%
  Net investment income to average net assets                    0.86%          0.97%          1.13%          1.33%          1.76%
  Portfolio turnover rate                                           7%             6%             2%             3%             3%
  Net assets at end of year (000's)                        $4,839,632     $5,373,192     $4,637,628     $3,482,655     $2,444,200

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA 9017 VER 10/01

                 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                October 1, 2001
                                   Prospectus

North American Funds Variable Product Series I (the "Series Company") is a mutual fund made up of 21 separate Funds (the "Funds"). Each of the Funds has a different investment objective. This Prospectus offers four of the Funds. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

FUND NAMES ("SHORT" NAMES)

- NORTH AMERICAN -- AG INTERNATIONAL EQUITIES FUND (INTERNATIONAL EQUITIES FUND)

- NORTH AMERICAN -- AG MIDCAP INDEX FUND (MIDCAP INDEX FUND)

- NORTH AMERICAN -- AG 1 MONEY MARKET FUND (MONEY MARKET FUND)

- NORTH AMERICAN -- AG STOCK INDEX FUND (STOCK INDEX FUND)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME                                                          3
ABOUT THE FUNDS                                                  3
FUND FACT SHEETS                                                 4
  International Equities Fund                                    4
  MidCap Index Fund                                              6
  Money Market Fund                                              8
  Stock Index Fund                                               9
MORE ABOUT PORTFOLIO INVESTMENTS                                11
  American Depositary Receipts                                  11
  Asset-Backed Securities                                       11
  Derivatives                                                   11
  Diversification                                               11
  Equity Securities                                             11
  Exchange Traded Funds                                         11
  Fixed Income Securities                                       12
  Foreign Currency                                              12
  Foreign Securities                                            12
  Illiquid Securities                                           13
  Lending Portfolio Securities                                  13
  Loan Participations                                           13
  Money Market Securities                                       13
  Mortgage-Related Securities                                   13
  Repurchase Agreements                                         14
  Reverse Repurchase Agreements, Dollar Rolls and Borrowings    14
  Temporary Defensive Investment Strategy                       14
  Variable Rate Demand Notes                                    14
  When-Issued Securities                                        14
ABOUT PORTFOLIO TURNOVER                                        15
ABOUT THE SERIES COMPANY'S MANAGEMENT                           16
  Investment Adviser                                            16
ACCOUNT INFORMATION                                             18
  Series Company Shares                                         18
  Buying and Selling Shares                                     18
  How Shares are Valued                                         18
  Dividends and Capital Gains                                   18
  Tax Consequences                                              18
FINANCIAL HIGHLIGHTS                                            19

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "we" and "our" mean VALIC. The words "you" and "your" mean the participant.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract, variable life policy, or employer plan (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

All inquiries regarding annuity contracts or variable life policies issued by American General Life Insurance Company (AGL) should be directed to the AGL Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191 or call 1-800-813-5065.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

NORTH AMERICAN -- AG
INTERNATIONAL EQUITIES
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of about 300 foreign stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. These stocks, as a group, should reflect EAFE's performance. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we buy as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests at least 65% of total assets in stocks that are in the EAFE Index. It may invest up to 35% of total assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)
------------
For the year-to-date through June 30, 2001, the Fund's return was -14.63%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -15.01%, quarter ending September 30, 1998

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

---------------------------------------------------------------
                                   1 YEAR    5 YEARS   10 YEARS
                                   -------   -------   --------
The Fund                           -17.30%    6.73%     7.55%
EAFE Index                         -14.17%    7.13%     8.24%
---------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG
MIDCAP INDEX
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400 Index.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 400 MidCap Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 400 MidCap Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we rely on the aforementioned statistical technique to figure out, of the stocks tracked by the index, how many and which ones to buy.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the S&P MidCap 400 Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

At least 65% of the Fund's total assets are invested in stocks that are in the S&P MidCap 400 Index. The Fund may invest up to 33% of total assets in futures and options, and up to 35% in investments that are not in the S&P 400 MidCap Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the Adviser. If an index fund does not accurately track an index, the Adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Fund is managed to an Index, the S&P MidCap 400 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400 Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since the inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges

MIDCAP INDEX FUND
--------------------------------------------------------------------------------

were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 0.79%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -14.54%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400 Index for the periods shown.

-----------------------------------------------------------------
                                                  SINCE INCEPTION
                               1 YEAR   5 YEARS     (10/1/1991)
                               ------   -------   ---------------
The Fund                       16.58%   20.06%        17.23%
S&P MidCap 400 Index           17.51%   20.42%        17.87%
-----------------------------------------------------------------

The S&P MidCap 400 Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

NORTH AMERICAN -- AG 1
MONEY MARKET FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)
INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 2.36%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.66%, quarter ending March 31, 1993

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
The Fund                             5.99%     5.21%     4.68%
30 Day CD Rate                       4.83%     4.66%     4.30%
----------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG
STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 500 Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 500 Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included on this index or in the same proportions, we rely on optimization to determine, of the stocks tracked by the index, how many and which ones to buy.

This Fund which holds nearly all of the 500 stocks in the S&P 500 Index avoids the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The S&P 500 Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund will invest at least 65% of total assets in stocks that are in the S&P 500 Index, and up to 35% in investments that are not in the S&P 500 Index, including common stock and related securities, and high quality money market securities. The Fund may invest up to 33% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the Adviser. If an index fund does not accurately track an index, the Adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Fund is managed to an Index, the S&P 500 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STOCK INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was -6.9%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -11.97%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

------------------------------------------------------------------

                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
The Fund                            -9.35%   18.05%     16.97%
S&P 500 Index                       -9.10%   18.33%     17.46%
---------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MORE ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

All of the Funds may invest in asset-backed securities. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

All of the Funds except Money Market may buy derivatives.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Health Sciences, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

All of the Funds except Money Market in this prospectus may invest in common, preferred, and convertible preferred stock in accordance with their investment strategies.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts and Global Depositary Receipts ("EDRs" and "GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost. All of the funds may invest in ETFs, with the same percentage limitations as investments in registered investment companies.

--------------------------------------------------------------------------------

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

All of the Funds may invest in fixed income securities.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds (Capital Conservation and Income & Growth may also invest in below investment grade bonds).

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
All of the Funds, except Government Securities and Money Market, may buy and sell foreign currencies the same way they buy and sell other investments. Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

The Funds, except Government Securities and Money Market, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar.

FOREIGN SECURITIES
All of the Funds may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Government Securities and the Money Market which may only invest in U.S. dollar-denominated securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

All the Funds may buy illiquid securities, but are restricted as to how much money they may invest in them.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

All the Funds in this prospectus may invest in loan participations.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. All Funds may invest in mortgage-related securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other

--------------------------------------------------------------------------------

privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Blue Chip Growth, Core Equity, Health Sciences and Science & Technology may enter into Reverse Repurchase Agreements.

Asset Allocation, Capital Conservation, and Government Securities Funds also may enter into dollar rolls. In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

VARIABLE RATE DEMAND NOTES
All Funds may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Money Market also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to Money Market, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

All of the Funds except Money Market may buy when-issued securities in accordance with their investment strategy.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs Investment Sub-Advisers who make investment decisions for the Funds, including Blue Chip Growth, Core Equity, Health Sciences, Income & Growth, International Growth, Large Cap Growth, Nasdaq-100(R) Index, Putnam Opportunities, Science & Technology, and Small Cap.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors.

Investment decisions for Asset Allocation, Capital Conservation, Government Securities, Growth & Income, International Equities and Social Awareness are made by a team. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

Important Note: On July 16-17, 2001, due to the impending acquisition, the Series Company Board of Directors approved an interim advisory agreement and a new investment advisory agreement between the Series Company, on behalf of each Fund, and VALIC. New agreements are required because the acquisition is considered a change of control under the 1940 Act, which terminates the previous agreements. The interim advisory agreement will cover the period from August 29th through the date of shareholder approval of the new investment advisory agreement, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, except that the fees will be lower for the Large Cap Growth Fund. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund pays:

                                   ADVISORY FEE PAID
                                   (AS A PERCENTAGE OF AVERAGE
            FUND NAME              DAILY NET ASSETS)
            ---------              ---------------------------
International Equities Fund              (1)
MidCap Index Fund                        (1)
Money Market Fund                             0.50%
Stock Index Fund                         (1)

------------

(1) 0.35% on the first $500 million; 0.25% on assets over $500 million.

The Investment Advisory Agreements we entered into with each Fund do not limit how much the Funds pay in monthly expenses each year. However, we voluntarily limit the Funds' monthly expenses as follows: If a Fund's average monthly expenses, when annualized, are more than 2% of the Fund's estimated average daily net assets, we will pay the difference. As a result the Fund's yield or total return will increase. If VALIC decides to stop voluntarily reducing a Fund's expenses, it may do so by giving 30 days' notice, in writing, to the Series Company. To date, VALIC has not had to reduce expenses of any Fund as a result of this 2% voluntary reduction.

In addition to the limitations above, VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions.

--------------------------------------------------------------------------------

Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002:

                                              MAXIMUM
                    FUND                      FUND EXPENSE
                    ----                      ------------
Money Market Fund                                0.60%

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair market value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the net asset value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market Fund pays dividends daily and all other Funds pay dividends once a month.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is included in the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  12.55     $  11.32     $  11.95     $  11.44     $  11.15
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.12         0.15         0.22         0.23         0.20
  Net realized & unrealized gain (loss)                          (2.46)        1.90         0.30         0.85         0.63
                                                              ------------------------------------------------------------
  Total from investment operations                               (2.34)        2.05         0.52         1.08         0.83
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.09)       (0.14)       (0.25)       (0.24)       (0.19)
  Net realized gains                                             (1.34)       (0.68)       (0.90)       (0.33)       (0.35)
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (1.43)       (0.82)       (1.15)       (0.57)       (0.54)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   8.78     $  12.55     $  11.32     $  11.95     $  11.44
                                                              ------------------------------------------------------------
TOTAL RETURN                                                    (19.59)%      18.01%        4.43%        9.92%        7.74%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.42%        0.41%        0.43%        0.40%        0.42%
  Net investment income to average net assets                     1.08%        1.20%        1.89%        1.92%        1.75%
  Portfolio turnover rate                                           45%          25%           8%           9%          12%
  Net assets at end of year (000's)                           $118,524     $162,840     $142,108     $155,469     $181,437

MIDCAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED MAY 31,
                                                              --------------------------------------------------------------
                                                                 2001          2000         1999         1998         1997
                                                              ----------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $    23.73     $  25.64     $  25.27     $  20.83     $  19.09
                                                              --------------------------------------------------------------
Investment Operations
  Net investment income                                             0.19         0.22         0.23         0.23         0.24
  Net realized & unrealized gain                                    1.74         4.49         2.54         5.80         2.95
                                                              --------------------------------------------------------------
  Total from investment operations                                  1.93         4.71         2.77         6.03         3.19
                                                              --------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                            (0.19)       (0.22)       (0.23)       (0.23)       (0.24)
  Net realized gains                                               (5.65)       (6.40)       (2.17)       (1.36)       (1.21)
                                                              --------------------------------------------------------------
  Total distributions to shareholders                              (5.84)       (6.62)       (2.40)       (1.59)       (1.45)
                                                              --------------------------------------------------------------
Net Asset Value, end of period                                $    19.82     $  23.73     $  25.64     $  25.27     $  20.83
                                                              --------------------------------------------------------------
TOTAL RETURN                                                       10.11%       21.36%       11.91%       29.62%       17.48%
                                                              --------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                    0.38%        0.36%        0.38%        0.36%        0.40%
  Net investment income to average net assets                       0.84%        0.90%        0.92%        0.95%        1.24%
  Portfolio turnover rate                                             34%          41%          41%          26%          19%
  Net assets at end of year (000's)                           $1,047,680     $922,679     $817,573     $804,318     $607,061

MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.06         0.05         0.05         0.05         0.05
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
TOTAL RETURN                                                      5.77%        5.21%        4.84%        5.25%        5.02%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.57%        0.56%        0.57%        0.54%        0.57%
  Expenses to average net assets before expense reductions        0.58%        0.56%        0.57%        0.54%        0.50%
  Net investment income to average net assets                     5.59%        5.13%        4.66%        5.14%        4.95%
  Net assets at end of year (000's)                           $579,507     $484,934     $347,394     $190,975     $128,125

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                 FISCAL YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE
Net asset value, beginning of period                       $    42.98     $    39.73     $    33.38     $    26.09     $    20.69
                                                           ---------------------------------------------------------------------
Investment Operations
  Net investment income                                          0.35           0.41           0.40           0.40           0.39
  Net realized & unrealized gain (loss)                         (4.99)          3.59           6.51           7.44           5.57
                                                           ---------------------------------------------------------------------
  Total from investment operations                              (4.64)          4.00           6.91           7.84           5.96
                                                           ---------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                         (0.35)         (0.39)         (0.41)         (0.40)         (0.39)
  Net realized gains                                            (1.10)         (0.36)         (0.15)         (0.15)         (0.17)
                                                           ---------------------------------------------------------------------
  Total distributions to shareholders                           (1.45)         (0.75)         (0.56)         (0.55)         (0.56)
                                                           ---------------------------------------------------------------------
Net Asset Value, end of period                             $    36.89     $    42.98     $    39.73     $    33.38     $    26.09
                                                           ---------------------------------------------------------------------
TOTAL RETURN                                                   (10.87)%        10.10%         20.85%         30.30%         29.24%
                                                           ---------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                 0.34%          0.31%          0.32%          0.31%          0.34%
  Net investment income to average net assets                    0.86%          0.97%          1.13%          1.33%          1.76%
  Portfolio turnover rate                                           7%             6%             2%             3%             3%
  Net assets at end of year (000's)                        $4,839,632     $5,373,192     $4,637,628     $3,482,655     $2,444,200

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA-9017-AGL4

                 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                October 1, 2001
                                   Prospectus

North American Funds Variable Product Series I (the "Series Company") is a mutual fund made up of 21 separate Funds (the "Funds"). Each of the Funds has a different investment objective. This Prospectus offers seven of the Funds. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

FUND NAMES ("SHORT" NAMES)

- NORTH AMERICAN -- AG INTERNATIONAL EQUITIES FUND (INTERNATIONAL EQUITIES FUND)

- NORTH AMERICAN -- AG MIDCAP INDEX FUND (MIDCAP INDEX FUND)

- NORTH AMERICAN -- AG 1 MONEY MARKET FUND (MONEY MARKET FUND)

- NORTH AMERICAN -- AG NASDAQ-100(R) INDEX FUND (NASDAQ-100(R) INDEX FUND)

- NORTH AMERICAN -- T. ROWE PRICE SCIENCE & TECHNOLOGY FUND (SCIENCE & TECHNOLOGY FUND)

- NORTH AMERICAN -- AG SMALL CAP INDEX FUND (SMALL CAP INDEX FUND)

- NORTH AMERICAN -- AG STOCK INDEX FUND (STOCK INDEX FUND)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME                                                          3
ABOUT THE FUNDS                                                  3
FUND FACT SHEETS                                                 4
  International Equities Fund                                    4
  MidCap Index Fund                                              6
  Money Market Fund                                              8
  Nasdaq-100(R) Index Fund                                       9
  Science & Technology Fund                                     11
  Small Cap Index Fund                                          13
  Stock Index Fund                                              15
MORE ABOUT PORTFOLIO INVESTMENTS                                17
  American Depositary Receipts                                  17
  Asset-Backed Securities                                       17
  Derivatives                                                   17
  Diversification                                               17
  Equity Securities                                             17
  Exchange Traded Funds                                         17
  Fixed Income Securities                                       18
  Foreign Currency                                              18
  Foreign Securities                                            18
  Illiquid Securities                                           19
  Lending Portfolio Securities                                  19
  Loan Participations                                           19
  Money Market Securities                                       19
  Mortgage-Related Securities                                   19
  Repurchase Agreements                                         20
  Reverse Repurchase Agreements, Dollar Rolls and Borrowings    20
  Temporary Defensive Investment Strategy                       20
  Variable Rate Demand Notes                                    20
  When-Issued Securities                                        20
ABOUT PORTFOLIO TURNOVER                                        21
ABOUT THE SERIES COMPANY'S MANAGEMENT                           22
  Investment Adviser                                            22
  Investment Sub-Advisers                                       22
     American General Investment Management, L.P.               22
     T. Rowe Price Associates, Inc.                             23
ACCOUNT INFORMATION                                             24
  Series Company Shares                                         24
  Buying and Selling Shares                                     24
  How Shares are Valued                                         24
  Dividends and Capital Gains                                   24
  Tax Consequences                                              24
FINANCIAL HIGHLIGHTS                                            25

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "we" and "our" mean VALIC. The words "you" and "your" mean the participant.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract, variable life policy, or employer plan (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

All inquiries regarding annuity contracts or variable life policies issued by American General Life Insurance Company (AGL) should be directed to the AGL Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191, or call 1-800-813-5065.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

NORTH AMERICAN -- AG
INTERNATIONAL EQUITIES
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of about 300 foreign stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. These stocks, as a group, should reflect EAFE's performance. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we buy as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests at least 65% of total assets in stocks that are in the EAFE Index. It may invest up to 35% of total assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)
------------
For the year-to-date through June 30, 2001, the Fund's return was -14.63%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -15.01%, quarter ending September 30, 1998

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

---------------------------------------------------------------
                                   1 YEAR    5 YEARS   10 YEARS
                                   -------   -------   --------
The Fund                           -17.30%    6.73%     7.55%
EAFE Index                         -14.17%    7.13%     8.24%
---------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG
MIDCAP INDEX
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400 Index.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 400 MidCap Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 400 MidCap Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we rely on the aforementioned statistical technique to figure out, of the stocks tracked by the index, how many and which ones to buy.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the S&P MidCap 400 Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

At least 65% of the Fund's total assets are invested in stocks that are in the S&P MidCap 400 Index. The Fund may invest up to 33% of total assets in futures and options, and up to 35% in investments that are not in the S&P 400 MidCap Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the Adviser. If an index fund does not accurately track an index, the Adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Fund is managed to an Index, the S&P MidCap 400 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P MidCap 400 Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since the inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the

MIDCAP INDEX FUND
--------------------------------------------------------------------------------

calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 0.79%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  -14.54%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P MidCap 400 Index for the periods shown.

-----------------------------------------------------------------
                                                  SINCE INCEPTION
                               1 YEAR   5 YEARS     (10/1/1991)
                               ------   -------   ---------------
The Fund                       16.58%   20.06%        17.23%
S&P MidCap 400 Index           17.51%   20.42%        17.87%
-----------------------------------------------------------------

The S&P MidCap 400 Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

Standard & Poor's(R)," "S&P(R)," and "S&P MidCap 400(R)" are trademarks of S&P. The MidCap Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

NORTH AMERICAN -- AG 1
MONEY MARKET FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)
INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 2.36%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.66%, quarter ending March 31, 1993

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
The Fund                             5.99%     5.21%     4.68%
30 Day CD Rate                       4.83%     4.66%     4.30%
----------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN --
AG NASDAQ-100
INDEX(R) FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American General Investment Management L.P.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100 Index(R).

INVESTMENT STRATEGY
The Fund plans to invest in stocks that are included in the Nasdaq-100 Index(R) (the "Index"). The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests its assets in companies that are listed in the Index, except for a small portion in cash, to be available for redemptions. Since it may not be possible for this Fund to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The stocks to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole.

The Fund may also invest in some futures contracts in order to help the Fund's liquidity. If the market value of the futures contracts is close to the Fund's cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund's investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its assets) in the technology sector, in the proportion consistent with the industry weightings in the Index.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the technology sector, as is the Nasdaq-100 Index(R). The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Nasdaq-100 Index(R) is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

NASDAQ-100
INDEX(R) FUND
--------------------------------------------------------------------------------

Non-diversification Risk: The Fund is considered non-diversified because it may invest more than 5% in the securities of any one company as it attempts to mirror the securities and weightings of the Nasdaq-100 Index(R). Therefore, gains or losses on a single stock may have a greater impact on the Fund.

PERFORMANCE INFORMATION
Performance information is not shown since the Fund does not have a full year of performance.

More about the Nasdaq-100 Index(R): To be eligible for the Index, a domestic security must have a minimum average daily trading volume of at least 100,000 shares, and must have been listed for one to two years. If the security is a foreign security, then the company must have a world market value of $10 billion or more, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. Nasdaq reviews and adjusts the Index on a quarterly basis to ensure that certain pre-established weight distribution and diversification guidelines are met. This will also help to limit the domination of the Index by a few very large common stocks.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to North American Funds Variable Product Series I (Licensee) is the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED HEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Important Note: On July 16-17, 2001, due to the impending acquisition, the Series Company Board of Directors approved an interim sub-advisory agreement and a new investment sub-advisory agreement between the Fund and American General Investment Management, L.P. ("AGIM"), or an affiliate of American International Group, Inc. ("AIG"). AGIM may be reorganized or merged into an affiliate. New agreements are required because the acquisition is considered a change of control under the 1940 Act, which terminates the previous agreements. The interim advisory agreement will cover the period from August 29th through the date of shareholder approval of the new investment sub-advisory agreement, when the new investment sub-advisory agreement will take effect. The new investment sub-advisory agreement is the same in all material respects as the current investment sub-advisory agreement, including the fees charged, except that it may be with AGIM or an affiliate. The new investment sub-advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

NORTH AMERICAN --
T. ROWE PRICE
SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests at least 65% of total assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. Some of the industries likely to be included in the portfolio are:

- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;

- chemicals and synthetic materials; and

- defense and aerospace.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. All percentages are calculated at the time of purchase.

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Tech Company Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

(BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was -27.19%.

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -37.73%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
                             1 YEAR    5 YEARS     (4/29/1994)
                             -------   -------   ---------------
The Fund                     -34.13%   17.05%        25.13%
S&P 500 Index                 -9.10%   18.33%        19.71%
----------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG
SMALL CAP INDEX
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000(R) Index.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the Russell 2000(R) Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000(R) Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we rely on this statistical technique to figure out, of the stocks tracked by the index, how many and which ones to buy.

An index fund holding a large sampling of the 2,000 stocks in the Russell 2000(R) Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow. This means their stock value may offer greater potential for appreciation.

The Fund invests at least 65% of total assets in stocks that are in the Russell 2000(R) Index, and up to 35% in investments that are not part of the Russell 2000(R) Index, including common stock, related securities, illiquid securities, and high quality money market securities. The Fund may invest up to 33% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the Adviser. If an index fund does not accurately track an index, the Adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Fund is managed to an Index, the Russell 2000(R) Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Russell 2000(R) Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)
------------
For the year-to-date through June 30, 2001, the Fund's return was 6.61%.

Best quarter:  18.58%, quarter ending December 31, 1999

Worst quarter:  -19.75%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the Russell 2000(R) Index for the periods shown.

------------------------------------------------------------------
                                                   SINCE INCEPTION
                               1 YEAR    5 YEARS     (5/1/1992)
                               ------    -------   ---------------
The Fund                       -3.38%     10.42%        11.69%
Russell 2000(R) Index          -3.02%     10.31%        12.59%
------------------------------------------------------------------

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of June 30, 2001, the average market capitalization was approximately $530 million. The largest company had an approximate market capitalization of $1.4 billion.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

NORTH AMERICAN -- AG
STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 500 Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 500 Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included on this index or in the same proportions, we rely on optimization to determine, of the stocks tracked by the index, how many and which ones to buy.

This Fund which holds nearly all of the 500 stocks in the S&P 500 Index avoids the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The S&P 500 Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund will invest at least 65% of total assets in stocks that are in the S&P 500 Index, and up to 35% in investments that are not in the S&P 500 Index, including common stock and related securities, and high quality money market securities. The Fund may invest up to 33% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the Adviser. If an index fund does not accurately track an index, the Adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Fund is managed to an Index, the S&P 500 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STOCK INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was -6.9%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -11.97%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

------------------------------------------------------------------

                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
The Fund                            -9.35%   18.05%     16.97%
S&P 500 Index                       -9.10%   18.33%     17.46%
---------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MORE ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

All of the Funds may invest in asset-backed securities. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

All of the Funds except Money Market may buy derivatives.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Health Sciences, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

All of the Funds except Money Market in this prospectus may invest in common, preferred, and convertible preferred stock in accordance with their investment strategies.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts and Global Depositary Receipts ("EDRs" and "GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost. All of the funds may invest in ETFs, with the same percentage limitations as investments in registered investment companies.

--------------------------------------------------------------------------------

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

All of the Funds may invest in fixed income securities.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds (Capital Conservation and Income & Growth may also invest in below investment grade bonds).

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
All of the Funds, except Government Securities and Money Market, may buy and sell foreign currencies the same way they buy and sell other investments. Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

The Funds, except Government Securities and Money Market, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar.

FOREIGN SECURITIES
All of the Funds may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Government Securities and the Money Market which may only invest in U.S. dollar-denominated securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

All the Funds may buy illiquid securities, but are restricted as to how much money they may invest in them.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

All the Funds in this prospectus may invest in loan participations.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. All Funds may invest in mortgage-related securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other

--------------------------------------------------------------------------------

privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Blue Chip Growth, Core Equity, Health Sciences and Science & Technology may enter into Reverse Repurchase Agreements.

Asset Allocation, Capital Conservation, and Government Securities Funds also may enter into dollar rolls. In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

VARIABLE RATE DEMAND NOTES
All Funds may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Money Market also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to Money Market, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

All of the Funds except Money Market may buy when-issued securities in accordance with their investment strategy.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs Investment Sub-Advisers who make investment decisions for the Funds, including Blue Chip Growth, Core Equity, Health Sciences, Income & Growth, International Growth, Large Cap Growth, Nasdaq-100(R) Index, Putnam Opportunities, Science & Technology, and Small Cap.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors.

Investment decisions for Asset Allocation, Capital Conservation, Government Securities, Growth & Income, International Equities and Social Awareness are made by a team. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

Important Note: On July 16-17, 2001, due to the impending acquisition, the Series Company Board of Directors approved an interim advisory agreement and a new investment advisory agreement between the Series Company, on behalf of each Fund, and VALIC. New agreements are required because the acquisition is considered a change of control under the 1940 Act, which terminates the previous agreements. The interim advisory agreement will cover the period from August 29th through the date of shareholder approval of the new investment advisory agreement, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, except that the fees will be lower for the Large Cap Growth Fund. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

INVESTMENT SUB-ADVISERS
For some of the Funds, VALIC works with Investment sub-advisers, financial service companies that specialize in certain types of investing. However, VALIC still retains ultimate responsibility for managing the Funds. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

These financial services companies act as Investment sub-advisers through an agreement each entered into with VALIC. For more information on these agreements and on these sub-advisers, see the "Investment Sub-Advisers" section in the Statement of Additional Information.

THE SUB-ADVISERS ARE:

American General Investment Management, L.P.
T. Rowe Price Associates, Inc.

AMERICAN GENERAL INVESTMENT MANAGEMENT, L.P. ("AGIM")
2929 Allen Parkway, Houston, Texas 77019

AGIM was formed in 1998 as a successor to the investment management division of American General Corporation, and is an indirect wholly-owned subsidiary of AIG. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. As of June 30, 2001, AGIM had $69 billion in assets under management.

Investment decisions for the Fund are made by a team, chaired by Magali E. Azema-Barac. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Ms. Azema-Barac joined American General in September, 1999. From 1995 to 1999, she worked on the equity desk of USWest Investment Management Company in Englewood, Colorado, where she incepted and managed an enhanced equity portfolio.

--------------------------------------------------------------------------------

Important Note: On July 16-17, 2001, due to the impending acquisition, the Series Company Board of Directors approved an interim sub-advisory agreement and a new investment sub-advisory agreement between the Nasdaq-100(R) Index Fund and American General Investment Management, L.P. ("AGIM"), or an affiliate of American International Group, Inc. ("AIG"). AGIM may be reorganized or merged into an affiliate. New agreements are required because the acquisition is considered a change of control under the 1940 Act, which terminates the previous agreements. The interim advisory agreement will cover the period from August 29th through the date of shareholder approval of the new investment sub-advisory agreement, when the new investment sub-advisory agreement will take effect. The new investment sub-advisory agreement is the same in all material respects as the current investment sub-advisory agreement, including the fees charged, except that it may be with AGIM or an affiliate. The new investment sub-advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

North American -- T. Rowe Price Science & Technology Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. The firm is one of the nation's leading no-load fund managers, and its affiliates manage over $158.6 billion of assets as of June 30, 2001. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades.

Since May 1, 1994, T. Rowe Price has been the sub-adviser for the Science & Technology Fund. The Science & Technology Fund is managed by an investment advisory committee chaired by Charles A. Morris, CFA. He has been chairman of this committee since it was started in 1994. Mr. Morris joined T. Rowe Price in 1987 as an investment analyst. He has been managing investments since 1991.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund pays:

                                   ADVISORY FEE PAID
                                   (AS A PERCENTAGE OF AVERAGE
            FUND NAME              DAILY NET ASSETS)
            ---------              ---------------------------
International Equities Fund              (1)
MidCap Index Fund                        (1)
Money Market Fund                      0.50%
Nasdaq-100(R) Index                    0.40%
Science & Technology Fund              0.90%
Small Cap Index Fund                     (1)
Stock Index Fund                         (1)

------------

(1) 0.35% on the first $500 million; 0.25% on assets over $500 million.

The Investment Advisory Agreements we entered into with each Fund do not limit how much the Funds pay in monthly expenses each year. However, we voluntarily limit the Funds' monthly expenses as follows: If a Fund's average monthly expenses, when annualized, are more than 2% of the Fund's estimated average daily net assets, we will pay the difference. As a result the Fund's yield or total return will increase. If VALIC decides to stop voluntarily reducing a Fund's expenses, it may do so by giving 30 days' notice, in writing, to the Series Company. To date, VALIC has not had to reduce expenses of any Fund as a result of this 2% voluntary reduction.

In addition to the limitations above, VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions.

Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002.

                                              MAXIMUM
                    FUND                      FUND EXPENSE
                    ----                      ------------
Money Market Fund                                0.60%
Science & Technology Fund                        1.00%

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair market value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the net asset value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market Fund pays dividends daily and all other Funds pay dividends once a month.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is included in the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  12.55     $  11.32     $  11.95     $  11.44     $  11.15
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.12         0.15         0.22         0.23         0.20
  Net realized & unrealized gain (loss)                          (2.46)        1.90         0.30         0.85         0.63
                                                              ------------------------------------------------------------
  Total from investment operations                               (2.34)        2.05         0.52         1.08         0.83
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.09)       (0.14)       (0.25)       (0.24)       (0.19)
  Net realized gains                                             (1.34)       (0.68)       (0.90)       (0.33)       (0.35)
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (1.43)       (0.82)       (1.15)       (0.57)       (0.54)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   8.78     $  12.55     $  11.32     $  11.95     $  11.44
                                                              ------------------------------------------------------------
TOTAL RETURN                                                    (19.59)%      18.01%        4.43%        9.92%        7.74%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.42%        0.41%        0.43%        0.40%        0.42%
  Net investment income to average net assets                     1.08%        1.20%        1.89%        1.92%        1.75%
  Portfolio turnover rate                                           45%          25%           8%           9%          12%
  Net assets at end of year (000's)                           $118,524     $162,840     $142,108     $155,469     $181,437

MIDCAP INDEX FUND
--------------------------------------------------------------------------------

                                                                                FISCAL YEAR ENDED MAY 31,
                                                              --------------------------------------------------------------
                                                                 2001          2000         1999         1998         1997
                                                              ----------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $    23.73     $  25.64     $  25.27     $  20.83     $  19.09
                                                              --------------------------------------------------------------
Investment Operations
  Net investment income                                             0.19         0.22         0.23         0.23         0.24
  Net realized & unrealized gain                                    1.74         4.49         2.54         5.80         2.95
                                                              --------------------------------------------------------------
  Total from investment operations                                  1.93         4.71         2.77         6.03         3.19
                                                              --------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                            (0.19)       (0.22)       (0.23)       (0.23)       (0.24)
  Net realized gains                                               (5.65)       (6.40)       (2.17)       (1.36)       (1.21)
                                                              --------------------------------------------------------------
  Total distributions to shareholders                              (5.84)       (6.62)       (2.40)       (1.59)       (1.45)
                                                              --------------------------------------------------------------
Net Asset Value, end of period                                $    19.82     $  23.73     $  25.64     $  25.27     $  20.83
                                                              --------------------------------------------------------------
TOTAL RETURN                                                       10.11%       21.36%       11.91%       29.62%       17.48%
                                                              --------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                    0.38%        0.36%        0.38%        0.36%        0.40%
  Net investment income to average net assets                       0.84%        0.90%        0.92%        0.95%        1.24%
  Portfolio turnover rate                                             34%          41%          41%          26%          19%
  Net assets at end of year (000's)                           $1,047,680     $922,679     $817,573     $804,318     $607,061

MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.06         0.05         0.05         0.05         0.05
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
TOTAL RETURN                                                      5.77%        5.21%        4.84%        5.25%        5.02%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.57%        0.56%        0.57%        0.54%        0.57%
  Expenses to average net assets before expense reductions        0.58%        0.56%        0.57%        0.54%        0.50%
  Net investment income to average net assets                     5.59%        5.13%        4.66%        5.14%        4.95%
  Net assets at end of year (000's)                           $579,507     $484,934     $347,394     $190,975     $128,125

NASDAQ-100(R) INDEX FUND
--------------------------------------------------------------------------------

                                                              OCTOBER 2, 2000
                                                                    TO
                                                               MAY 31, 2001
                                                              ---------------
NET ASSET VALUE
Net asset value, beginning of period                             $  10.00
                                                                 --------
Investment Operations
  Net investment income                                              0.01
  Net realized & unrealized gain (loss)                             (4.91)
                                                                 --------
  Total from investment operations                                  (4.90)
                                                                 --------
Distributions to Shareholders From:
  Net investment income                                             (0.01)
  Net realized gains                                                   --
                                                                 --------
  Total distributions to shareholders                               (0.01)
                                                                 --------
Net Asset Value, end of period                                   $   5.09
                                                                 --------
TOTAL RETURN                                                       (49.01)%
                                                                 --------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                     0.52%
  Net investment income to average net assets                        0.31%
  Portfolio turnover rate                                              19%
  Net assets at end of year (000's)                              $ 19,005

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                  FISCAL YEAR ENDED MAY 31,
                                                             --------------------------------------------------------------------
                                                                2001           2000           1999           1998          1997
                                                             ----------     ----------     ----------     ----------     --------
NET ASSET VALUE
Net asset value, beginning of period                         $    41.14     $    29.95     $    22.07     $    19.88     $  20.48
                                                             -------------------------------------------------------------------
Investment Operations
  Net investment income (loss)                                    (0.17)         (0.11)         (0.10)         (0.09)          --
  Net realized & unrealized gain (loss)                          (15.86)         16.37          10.36           2.28         0.33
                                                             -------------------------------------------------------------------
  Total from investment operations                               (16.03)         16.26          10.26           2.19         0.33
                                                             -------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                              --             --             --             --           --
  Net realized gains                                              (7.83)         (5.07)         (2.38)            --        (0.93)
                                                             -------------------------------------------------------------------
  Total distributions to shareholders                             (7.83)         (5.07)         (2.38)            --        (0.93)
                                                             -------------------------------------------------------------------
Net Asset Value, end of period                               $    17.28     $    41.14     $    29.95     $    22.07     $  19.88
                                                             -------------------------------------------------------------------
TOTAL RETURN                                                     (42.24)%        52.65%         48.34%         10.85%        1.81%
                                                             -------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                   0.98%          0.96%          0.96%          0.95%        0.96%
  Net investment income to average net assets                     (0.66)%        (0.40)%        (0.46)%        (0.46)%      (0.29)%
  Portfolio turnover rate                                           176%           130%           149%           128%         122%
  Net assets at end of year (000's)                          $2,015,574     $3,314,052     $1,683,585     $1,023,141     $804,982

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  15.66     $  15.84     $  17.94     $  16.18     $  16.25
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.19         0.18         0.19         0.19         0.19
  Net realized & unrealized gain (loss)                           0.40         1.43        (0.74)        3.17         0.93
                                                              ------------------------------------------------------------
  Total from investment operations                                0.59         1.61        (0.55)        3.36         1.12
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.19)       (0.18)       (0.19)       (0.19)       (0.19)
  Net realized gains                                             (1.95)       (1.61)       (1.36)       (1.41)       (1.00)
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (2.14)       (1.79)       (1.55)       (1.60)       (1.19)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $  14.11     $  15.66     $  15.84     $  17.94     $  16.18
                                                              ------------------------------------------------------------
TOTAL RETURN                                                      5.23%       10.22%       (2.45)%      21.34%        7.51%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.44%        0.40%        0.41%        0.39%        0.41%
  Net investment income to average net assets                     1.31%        1.12%        1.20%        1.05%        1.34%
  Portfolio turnover rate                                           57%          35%          36%          36%          42%
  Net assets at end of year (000's)                           $236,530     $228,602     $220,002     $247,183     $192,459

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                 FISCAL YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE
Net asset value, beginning of period                       $    42.98     $    39.73     $    33.38     $    26.09     $    20.69
                                                           ---------------------------------------------------------------------
Investment Operations
  Net investment income                                          0.35           0.41           0.40           0.40           0.39
  Net realized & unrealized gain (loss)                         (4.99)          3.59           6.51           7.44           5.57
                                                           ---------------------------------------------------------------------
  Total from investment operations                              (4.64)          4.00           6.91           7.84           5.96
                                                           ---------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                         (0.35)         (0.39)         (0.41)         (0.40)         (0.39)
  Net realized gains                                            (1.10)         (0.36)         (0.15)         (0.15)         (0.17)
                                                           ---------------------------------------------------------------------
  Total distributions to shareholders                           (1.45)         (0.75)         (0.56)         (0.55)         (0.56)
                                                           ---------------------------------------------------------------------
Net Asset Value, end of period                             $    36.89     $    42.98     $    39.73     $    33.38     $    26.09
                                                           ---------------------------------------------------------------------
TOTAL RETURN                                                   (10.87)%        10.10%         20.85%         30.30%         29.24%
                                                           ---------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                 0.34%          0.31%          0.32%          0.31%          0.34%
  Net investment income to average net assets                    0.86%          0.97%          1.13%          1.33%          1.76%
  Portfolio turnover rate                                           7%             6%             2%             3%             3%
  Net assets at end of year (000's)                        $4,839,632     $5,373,192     $4,637,628     $3,482,655     $2,444,200

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA 9017-AGL 7

                 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                October 1, 2001
                                   Prospectus

North American Funds Variable Product Series I (the "Series Company") is a mutual fund made up of 21 separate Funds (the "Funds"). Each of the Funds has a different investment objective. The North American -- AG 1 Money Market Fund is offered in this Prospectus. The Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

FUND NAMES ("SHORT" NAMES)

- NORTH AMERICAN -- AG 1 MONEY MARKET FUND (MONEY MARKET FUND)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME                                                          3
ABOUT THE FUNDS                                                  3
FUND FACT SHEETS                                                 4
  Money Market Fund                                              4
MORE ABOUT PORTFOLIO INVESTMENTS                                 5
  American Depositary Receipts                                   5
  Asset-Backed Securities                                        5
  Derivatives                                                    5
  Diversification                                                5
  Equity Securities                                              5
  Exchange Traded Funds                                          5
  Fixed Income Securities                                        6
  Foreign Currency                                               6
  Foreign Securities                                             6
  Illiquid Securities                                            7
  Lending Portfolio Securities                                   7
  Loan Participations                                            7
  Money Market Securities                                        7
  Mortgage-Related Securities                                    7
  Repurchase Agreements                                          8
  Reverse Repurchase Agreements, Dollar Rolls and Borrowings     8
  Temporary Defensive Investment Strategy                        8
  Variable Rate Demand Notes                                     8
  When-Issued Securities                                         8
ABOUT THE SERIES COMPANY'S MANAGEMENT                            9
  Investment Adviser                                             9
ACCOUNT INFORMATION                                             10
  Series Company Shares                                         10
  Buying and Selling Shares                                     10
  How Shares are Valued                                         10
  Dividends and Capital Gains                                   10
  Tax Consequences                                              10
FINANCIAL HIGHLIGHTS                                            11

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "we" and "our" mean VALIC. The words "you" and "your" mean the participant.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract, variable life policy, or employer plan (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

All inquiries regarding annuity contracts or variable life policies issued by American General Life Insurance Company (AGL) should be directed to the AGL Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191, or call 1-800-813-5065.

All inquiries regarding annuity contracts issued by American General Annuity Insurance Company should be directed to the Annuity Service Center, 205 E. 10th Avenue, P.O. Box 871, Amarillo, Texas 79105-0871, or call 1-800-424-4990.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

NORTH AMERICAN -- AG 1
MONEY MARKET FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 2.36%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.66%, quarter ending March 31, 1993

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
The Fund                             5.99%     5.21%     4.68%
30 Day CD Rate                       4.83%     4.66%     4.30%
----------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

MORE ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

All of the Funds may invest in asset-backed securities. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

All of the Funds except Money Market may buy derivatives.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Health Sciences, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

All of the Funds except Money Market in this prospectus may invest in common, preferred, and convertible preferred stock in accordance with their investment strategies.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts and Global Depositary Receipts ("EDRs" and "GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost. All of the funds may invest in ETFs, with the same percentage limitations as investments in registered investment companies.

--------------------------------------------------------------------------------

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

All of the Funds may invest in fixed income securities.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds (Capital Conservation and Income & Growth may also invest in below investment grade bonds).

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
All of the Funds, except Government Securities and Money Market, may buy and sell foreign currencies the same way they buy and sell other investments. Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

The Funds, except Government Securities and Money Market, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar.

FOREIGN SECURITIES
All of the Funds may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Government Securities and the Money Market which may only invest in U.S. dollar-denominated securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

All the Funds may buy illiquid securities, but are restricted as to how much money they may invest in them.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

All the Funds in this prospectus may invest in loan participations.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. All Funds may invest in mortgage-related securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other

--------------------------------------------------------------------------------

privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Blue Chip Growth, Core Equity, Health Sciences and Science & Technology may enter into Reverse Repurchase Agreements.

Asset Allocation, Capital Conservation, and Government Securities Funds also may enter into dollar rolls. In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

VARIABLE RATE DEMAND NOTES
All Funds may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Money Market also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to Money Market, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

All of the Funds except Money Market may buy when-issued securities in accordance with their investment strategy.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs Investment Sub-Advisers who make investment decisions for the Funds, including Blue Chip Growth, Core Equity, Health Sciences, Income & Growth, International Growth, Large Cap Growth, Nasdaq-100(R) Index, Putnam Opportunities, Science & Technology, and Small Cap.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors.

Investment decisions for Asset Allocation, Capital Conservation, Government Securities, Growth & Income, International Equities and Social Awareness are made by a team. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

Important Note: On July 16-17, 2001, due to the impending acquisition, the Series Company Board of Directors approved an interim advisory agreement and a new investment advisory agreement between the Series Company, on behalf of each Fund, and VALIC. New agreements are required because the acquisition is considered a change of control under the 1940 Act, which terminates the previous agreements. The interim advisory agreement will cover the period from August 29th through the date of shareholder approval of the new investment advisory agreement, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, except that the fees will be lower for the Large Cap Growth Fund. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

HOW VALIC IS PAID FOR ITS SERVICES

The Money Market Fund pays VALIC a fee of 0.50% annually, based on its average daily net asset value. The Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

The Investment Advisory Agreements we entered into with each Fund do not limit how much the Funds pay in monthly expenses each year. However, we voluntarily limit the Funds' monthly expenses as follows: If a Fund's average monthly expenses, when annualized, are more than 2% of the Fund's estimated average daily net assets, we will pay the difference. As a result the Fund's yield or total return will increase. If VALIC decides to stop voluntarily reducing a Fund's expenses, it may do so by giving 30 days' notice, in writing, to the Series Company. To date, VALIC has not had to reduce expenses of any Fund as a result of this 2% voluntary reduction.

In addition to the limitations above, VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions.

Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002.

                                              MAXIMUM
                    FUND                      FUND EXPENSE
                    ----                      ------------
Money Market Fund                                0.60%

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair market value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the net asset value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market Fund pays dividends daily and all other Funds pay dividends once a month.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is included in the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.06         0.05         0.05         0.05         0.05
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
TOTAL RETURN                                                      5.77%        5.21%        4.84%        5.25%        5.02%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.57%        0.56%        0.57%        0.54%        0.57%
  Expenses to average net assets before expense reductions        0.58%        0.56%        0.57%        0.54%        0.50%
  Net investment income to average net assets                     5.59%        5.13%        4.66%        5.14%        4.95%
  Net assets at end of year (000's)                           $579,507     $484,934     $347,394     $190,975     $128,125

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA 9017-MMF VER 10/01

                 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                October 1, 2001
                                   Prospectus

North American Funds Variable Product Series I (the "Series Company") is a mutual fund made up of 21 separate Funds (the "Funds"). Each of the Funds has a different investment objective. Seven Funds are offered in this Prospectus. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

FUND NAMES ("SHORT" NAMES)

- NORTH AMERICAN -- AG GOVERNMENT SECURITIES FUND (GOVERNMENT SECURITIES FUND)

- NORTH AMERICAN -- AG GROWTH & INCOME FUND (GROWTH & INCOME FUND)

- NORTH AMERICAN -- AG INTERNATIONAL EQUITIES FUND (INTERNATIONAL EQUITIES FUND)

- NORTH AMERICAN -- AG 1 MONEY MARKET FUND (MONEY MARKET FUND)

- NORTH AMERICAN -- PUTNAM OPPORTUNITIES FUND (PUTNAM OPPORTUNITIES FUND)

- NORTH AMERICAN -- T. ROWE PRICE SCIENCE & TECHNOLOGY FUND (SCIENCE & TECHNOLOGY FUND)

- NORTH AMERICAN -- AG STOCK INDEX FUND (STOCK INDEX FUND)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE                                                       1
WELCOME                                                          3
ABOUT THE FUNDS                                                  3
FUND FACT SHEETS                                                 4
  Government Securities Fund                                     4
  Growth & Income Fund                                           5
  International Equities Fund                                    7
  Money Market Fund                                              9
  Putnam Opportunities Fund                                     10
  Science & Technology Fund                                     11
  Stock Index Fund                                              13
MORE ABOUT PORTFOLIO INVESTMENTS                                15
  American Depositary Receipts                                  15
  Asset-Backed Securities                                       15
  Derivatives                                                   15
  Diversification                                               15
  Equity Securities                                             15
  Exchange Traded Funds                                         15
  Fixed Income Securities                                       16
  Foreign Currency                                              16
  Foreign Securities                                            16
  Illiquid Securities                                           17
  Lending Portfolio Securities                                  17
  Loan Participations                                           17
  Money Market Securities                                       17
  Mortgage-Related Securities                                   17
  Repurchase Agreements                                         18
  Reverse Repurchase Agreements, Dollar Rolls and Borrowings    18
  Temporary Defensive Investment Strategy                       18
  Variable Rate Demand Notes                                    18
  When-Issued Securities                                        18
ABOUT PORTFOLIO TURNOVER                                        19
ABOUT THE SERIES COMPANY'S MANAGEMENT                           20
  Investment Adviser                                            20
  Investment Sub-Advisers                                       20
     Putnam Investment Management, LLC                          20
     T. Rowe Price Associates, Inc.                             21
ACCOUNT INFORMATION                                             23
  Series Company Shares                                         23
  Buying and Selling Shares                                     23
  How Shares are Valued                                         23
  Dividends and Capital Gains                                   23
  Tax Consequences                                              23
FINANCIAL HIGHLIGHTS                                            24

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "we" and "our" mean VALIC. The words "you" and "your" mean the participant.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract, variable life policy, or employer plan (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

All inquiries regarding annuity contracts issued by American General Annuity Insurance Company should be directed to the Annuity Service Center, 205 E. 10th Avenue, P.O. Box 871, Amarillo, Texas 79105-0871, or call 1-800-424-4990.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

NORTH AMERICAN -- AG
GOVERNMENT SECURITIES
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

INVESTMENT STRATEGY
The Fund primarily invests in intermediate and long-term U.S. Government and government sponsored investments. The Fund may also use up to 20% of its assets to make high quality foreign investments payable in U.S. dollars.

The Fund will invest at least 80% of total assets in debt securities issued or guaranteed by the U.S. Government, asset-backed securities, or high quality domestic money market securities. U.S. Government securities are securities issued or guaranteed by the U.S. Government, which are supported by (i) the full faith and credit of the U.S. Government; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing government agency; or
(iv) the discretionary authority of the U.S. Government or GNMA to purchase certain obligations of the agency. The Fund may invest up to 25% of total assets in mortgage-backed securities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the Lehman Brothers Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 2.01%.

Best quarter:  6.47%, quarter ending September 30, 1991

Worst quarter:  -3.75%, quarter ending March 31, 1994

This table compares the Fund's average annual returns to the returns of the Lehman Brothers Government Bond Index for the periods shown.

----------------------------------------------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
The Fund                             12.90%    5.83%     7.34%
Lehman Bros. Govt. Bond Index        13.24%    6.49%     7.92%
----------------------------------------------------------------

The Lehman Brothers Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG
GROWTH & INCOME
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

INVESTMENT STRATEGY
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. We use a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The portfolio will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to February 22, 1999, the Fund was sub-advised by Value Line, Inc. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was -5.54%.

Best quarter:  23.67%, quarter ending December 31, 1998

Worst quarter:  -15.68%, quarter ending September 30, 1998

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
                             1 YEAR    5 YEARS     (4/29/1994)
                             -------   -------   ---------------
The Fund                     -10.86%   13.88%        14.90%
S&P 500 Index                 -9.10%   18.33%        19.71%
----------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable annuity policy for mortality and expense guarantees, administrative fees or surrender charges.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Important Note: On July 16-17, 2001, the Board of Directors of the Fund approved a new subadvisory (fund management) agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo"), to take effect as of January 1, 2002, subject to shareholder approval. SAAMCo is a wholly owned subsidiary of American International Group, Inc. ("AIG") and is an affiliate of VALIC. The subadvisory fees payable to SAAMCo will be borne by VALIC and not the Fund, and will not result in increased costs to shareholders. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

NORTH AMERICAN -- AG
INTERNATIONAL EQUITIES
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index ("EAFE Index").

INVESTMENT STRATEGY
The Fund invests in a sampling of about 300 foreign stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. These stocks, as a group, should reflect EAFE's performance. The EAFE Index generally includes stock of large capitalization companies. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we buy as many stocks as are needed to closely track the performance of the EAFE Index.

The Fund invests at least 65% of total assets in stocks that are in the EAFE Index. It may invest up to 35% of total assets in other investments that are not in the EAFE Index, such as foreign equity and related securities, including common stocks, convertible stocks, preferred stocks and warrants. The Fund may invest up to 33% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Index Risk: The Fund is managed to an Index as noted above. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)
------------
For the year-to-date through June 30, 2001, the Fund's return was -14.63%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  -15.01%, quarter ending September 30, 1998

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

This table compares the Fund's average annual returns to the returns of the EAFE Index for the periods shown.

---------------------------------------------------------------
                                   1 YEAR    5 YEARS   10 YEARS
                                   -------   -------   --------
The Fund                           -17.30%    6.73%     7.55%
EAFE Index                         -14.17%    7.13%     8.24%
---------------------------------------------------------------

The EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG 1
MONEY MARKET FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 2.36%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.66%, quarter ending March 31, 1993

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
The Fund                             5.99%     5.21%     4.68%
30 Day CD Rate                       4.83%     4.66%     4.30%
----------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN --
PUTNAM OPPORTUNITIES
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Putnam Investment Management, LLC

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation through investments in common stocks.

INVESTMENT STRATEGY
The Fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks (those the sub-adviser believes whose earnings will grow faster than the economy, with a resultant price increase). The Fund invests in a relatively small number of companies that the sub-adviser believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment.

The sub-adviser considers, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Fund may also invest in securities of foreign issuers.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
Performance information is not shown since the Fund does not have a full year of performance.

NORTH AMERICAN --
T. ROWE PRICE
SCIENCE & TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests at least 65% of total assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and technology. Some of the industries likely to be included in the portfolio are:

- electronics, including hardware, software, and components;

- communications;

- e-commerce (companies doing business through the Internet);

- information services;

- media;

- life sciences and health care;

- environmental services;

- chemicals and synthetic materials; and

- defense and aerospace.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. All percentages are calculated at the time of purchase.

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund's investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Tech Company Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. How the Fund performed in the past is not

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for each full calendar year since inception of the Fund. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

(BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was -27.19%.

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  -37.73%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

----------------------------------------------------------------
                                                 SINCE INCEPTION
                             1 YEAR    5 YEARS     (4/29/1994)
                             -------   -------   ---------------
The Fund                     -34.13%   17.05%        25.13%
S&P 500 Index                 -9.10%   18.33%        19.71%
----------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN -- AG
STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 500 Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 500 Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included on this index or in the same proportions, we rely on optimization to determine, of the stocks tracked by the index, how many and which ones to buy.

This Fund which holds nearly all of the 500 stocks in the S&P 500 Index avoids the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The S&P 500 Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund will invest at least 65% of total assets in stocks that are in the S&P 500 Index, and up to 35% in investments that are not in the S&P 500 Index, including common stock and related securities, and high quality money market securities. The Fund may invest up to 33% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to mirror the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the Adviser. If an index fund does not accurately track an index, the Adviser will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in futures and options, if any, are subject to additional volatility and potential losses.

Index Risk: The Fund is managed to an Index, the S&P 500 Index. Therefore, the Fund's performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund's performance will also go down.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of the S&P 500 Index. Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STOCK INDEX FUND
--------------------------------------------------------------------------------

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was -6.9%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  -11.97%, quarter ending March 31, 2001

This table compares the Fund's average annual returns to the returns of the S&P 500 Index for the periods shown.

------------------------------------------------------------------

                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
The Fund                            -9.35%   18.05%     16.97%
S&P 500 Index                       -9.10%   18.33%     17.46%
---------------------------------------------------------------

The S&P 500 Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)," are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

MORE ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

All of the Funds may invest in asset-backed securities. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

All of the Funds except Money Market may buy derivatives.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Health Sciences, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

All of the Funds except Money Market in this prospectus may invest in common, preferred, and convertible preferred stock in accordance with their investment strategies.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts and Global Depositary Receipts ("EDRs" and "GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost. All of the funds may invest in ETFs, with the same percentage limitations as investments in registered investment companies.

--------------------------------------------------------------------------------

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

All of the Funds may invest in fixed income securities.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds (Capital Conservation and Income & Growth may also invest in below investment grade bonds).

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
All of the Funds, except Government Securities and Money Market, may buy and sell foreign currencies the same way they buy and sell other investments. Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

The Funds, except Government Securities and Money Market, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar.

FOREIGN SECURITIES
All of the Funds may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Government Securities and the Money Market which may only invest in U.S. dollar-denominated securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

All the Funds may buy illiquid securities, but are restricted as to how much money they may invest in them.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

All the Funds in this prospectus may invest in loan participations.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. All Funds may invest in mortgage-related securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other

--------------------------------------------------------------------------------

privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Blue Chip Growth, Core Equity, Health Sciences and Science & Technology may enter into Reverse Repurchase Agreements.

Asset Allocation, Capital Conservation, and Government Securities Funds also may enter into dollar rolls. In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

VARIABLE RATE DEMAND NOTES
All Funds may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Money Market also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to Money Market, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

All of the Funds, except Money Market, may buy when-issued securities in accordance with their investment strategy.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs Investment Sub-Advisers who make investment decisions for the Funds, including Blue Chip Growth, Core Equity, Health Sciences, Income & Growth, International Growth, Large Cap Growth, Nasdaq-100(R) Index, Putnam Opportunities, Science & Technology, and Small Cap.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors.

Investment decisions for Asset Allocation, Capital Conservation, Government Securities, Growth & Income, International Equities and Social Awareness are made by a team. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

Important Note: On July 16-17, 2001, due to the impending acquisition, the Series Company Board of Directors approved an interim advisory agreement and a new investment advisory agreement between the Series Company, on behalf of each Fund, and VALIC. New agreements are required because the acquisition is considered a change of control under the 1940 Act, which terminates the previous agreements. The interim advisory agreement will cover the period from August 29th through the date of shareholder approval of the new investment advisory agreement, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, except that the fees will be lower for the Large Cap Growth Fund. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

INVESTMENT SUB-ADVISERS
For some of the Funds, VALIC works with Investment sub-advisers, financial service companies that specialize in certain types of investing. However, VALIC still retains ultimate responsibility for managing the Funds. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

These financial services companies act as Investment sub-advisers through an agreement each entered into with VALIC. For more information on these agreements and on these sub-advisers, see the "Investment Sub-Advisers" section in the Statement of Additional Information.

THE SUB-ADVISERS ARE:

Putnam Investment Management, LLC

T. Rowe Price Associates, Inc.

North American -- Putnam Opportunities Fund

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")
One Post Office Square, Boston, Massachusetts 02109

Putnam has managed mutual funds since 1937, and, as of June 30, 2001, has over $339.3 billion in assets under management.

Day-to-day decisions and management of the Fund's portfolio are made by C. Beth Cotner, CFA, Managing Director, Jeffrey R. Lindsey, CFA, Managing Director and Richard B. England, Senior Vice President. Ms. Cotner has been Managing Director of Putnam Investments and Manager of the Putnam Growth Opportunities Fund since 1998, and has been employed by Putnam since 1995. Mr. Lindsey has been employed by Putnam since 1994, and has worked with the Putnam Growth Opportunities Fund since 1996. Mr. England joined Putnam in 1992, and became part of the Putnam Growth Opportunities team in 1996.

--------------------------------------------------------------------------------

PRIOR PERFORMANCE OF THE PUTNAM GROWTH OPPORTUNITIES FUND (as excerpted from the Putnam Growth Opportunities Fund prospectus)

North American -- Putnam Opportunities Fund's investment objective, policies, and strategies are substantially similar to those employed by Putnam for the Putnam Growth Opportunities Fund.

The historical performance information shown below is for a similar mutual fund, Class A of the retail Putnam Growth Opportunities Fund, and not that of the North American -- Putnam Opportunities Fund. The North American -- Putnam Opportunities Fund is sold in an annuity product only to registered and unregistered separate accounts of VALIC and its affiliates, while the retail Putnam Growth Opportunities Fund is sold to the general public. The returns shown reflect investment management fees and other expenses of the retail Putnam Growth Opportunities Fund, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges.

Investments made by the North American -- Putnam Opportunities Fund may not be the same as those made by the retail Putnam Growth Opportunities Fund. Notwithstanding the similarity in the name, objective, investment strategies, techniques and characteristics, the North American-Putnam Opportunities Fund and the Putnam Growth Opportunities Fund are separate mutual funds that will have different investment performance. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the North American -- Putnam Opportunities Fund.

                                  (BAR CHART)

Best quarter:  30.68%, quarter ended 12/31/1998

Worst quarter:  -27.27%, quarter ended 3/31/2001

The table below compares the performance of the Putnam Growth Opportunities Fund to that of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Russell 1000 Growth Index is an unmanaged index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. No sales charges have been applied to either index, and an investor cannot invest directly in them. As noted above, past performance is no guarantee of similar future performance for the North American -- Putnam Opportunities Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

---------------------------------------------------------------------
                                                      SINCE INCEPTION
                                 ONE YEAR   5 YEARS      (10/2/95)
                                 --------   -------   ---------------
Putnam Growth Opportunities
  Fund, Class A                  -30.82%    20.37%        21.13%
S&P 500 Index                     -9.10%    18.32%        18.81%
Russell 1000 Growth Index        -22.42%    18.14%        18.36%
---------------------------------------------------------------------

North American -- T. Rowe Price Science & Technology Fund

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. The firm is one of the nation's leading no-load fund managers, and its affiliates manage over $158.6 billion of assets as of June 30, 2001. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades.

Since May 1, 1994, T. Rowe Price has been the sub-adviser for the Science & Technology Fund. The Science & Technology Fund is managed by an investment advisory committee chaired by Charles A. Morris, CFA. He has been chairman of this committee since it was started in 1994. Mr. Morris joined T. Rowe Price in 1987 as an investment analyst. He has been managing investments since 1991.

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

--------------------------------------------------------------------------------

Here is a list of the percentages each Fund pays:

                                   ADVISORY FEE PAID
                                   (AS A PERCENTAGE OF AVERAGE
            FUND NAME              DAILY NET ASSETS)
            ---------              ---------------------------
Government Securities Fund                    0.50%
Growth & Income Fund                          0.75%
International Equities Fund              (1)
Money Market Fund                             0.50%
Putnam Opportunities                          0.95%
Science & Technology Fund                     0.90%
Stock Index Fund                         (1)

------------

(1) 0.35% on the first $500 million; 0.25% on assets over $500 million.

The Investment Advisory Agreements we entered into with each Fund do not limit how much the Funds pay in monthly expenses each year. However, we voluntarily limit the Funds' monthly expenses as follows: If a Fund's average monthly expenses, when annualized, are more than 2% of the Fund's estimated average daily net assets, we will pay the difference. As a result the Fund's yield or total return will increase. If VALIC decides to stop voluntarily reducing a Fund's expenses, it may do so by giving 30 days' notice, in writing, to the Series Company. To date, VALIC has not had to reduce expenses of any Fund as a result of this 2% voluntary reduction.

In addition to the limitations above, VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions.

Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002:

                                              MAXIMUM
                    FUND                      FUND EXPENSE
                    ----                      ------------
Growth & Income Fund                             0.85%
Money Market Fund                                0.60%
Science & Technology Fund                        1.00%

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair market value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the net asset value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market Fund pays dividends daily and all other Funds pay dividends once a month.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is included in the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                              FISCAL YEAR ENDED MAY 31,
                                                              ----------------------------------------------------------
                                                                2001         2000         1999        1998        1997
                                                              --------     --------     --------     -------     -------
NET ASSET VALUE
Net asset value, beginning of period                          $   9.51     $   9.90     $  10.09     $  9.67     $  9.61
                                                              ----------------------------------------------------------
Investment Operations
  Net investment income                                           0.58         0.55         0.55        0.58        0.59
  Net realized & unrealized gain (loss)                           0.56        (0.39)       (0.19)       0.42        0.06
                                                              ----------------------------------------------------------
  Total from investment operations                                1.14         0.16         0.36        1.00        0.65
                                                              ----------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.58)       (0.55)       (0.55)      (0.58)      (0.59)
  Net realized gains                                                --           --           --          --          --
                                                              ----------------------------------------------------------
  Total distributions to shareholders                            (0.58)       (0.55)       (0.55)      (0.58)      (0.59)
                                                              ----------------------------------------------------------
Net Asset Value, end of period                                $  10.07     $   9.51     $   9.90     $ 10.09     $  9.67
                                                              ----------------------------------------------------------
TOTAL RETURN                                                     12.23%        1.74%        3.58%      10.60%       6.94%
                                                              ----------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.58%        0.55%        0.59%       0.54%       0.56%
  Net investment income to average net assets                     5.83%        5.68%        5.46%       5.82%       6.11%
  Portfolio turnover rate                                           84%         132%          39%         24%         38%
  Net assets at end of year (000's)                           $119,514     $100,648     $107,425     $92,120     $83,827

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  21.04     $  21.53     $  19.91     $  16.87     $  14.78
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.11         0.15         0.06         0.08         0.10
  Net realized & unrealized gain (loss)                          (2.39)        1.96         3.17         3.25         2.38
                                                              ------------------------------------------------------------
  Total from investment operations                               (2.28)        2.11         3.23         3.33         2.48
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.11)       (0.14)       (0.08)       (0.08)       (0.10)
  Net realized gains                                             (3.81)       (2.46)       (1.53)       (0.21)       (0.29)
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (3.92)       (2.60)       (1.61)       (0.29)       (0.39)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $  14.84     $  21.04     $  21.53     $  19.91     $  16.87
                                                              ------------------------------------------------------------
TOTAL RETURN                                                    (10.91)%       9.67%       16.92%       19.87%       17.08%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.82%        0.80%        0.82%        0.80%        0.81%
  Expenses to average net assets before expense reductions        0.83%        0.80%        0.82%        0.80%        0.81
  Net investment income to average net assets                     0.62%        0.70%        0.29%        0.43%        0.70%
  Portfolio turnover rate                                           65%          89%         102%          78%          45%
  Net assets at end of year (000's)                           $267,487     $329,588     $296,885     $271,159     $209,545

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $  12.55     $  11.32     $  11.95     $  11.44     $  11.15
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.12         0.15         0.22         0.23         0.20
  Net realized & unrealized gain (loss)                          (2.46)        1.90         0.30         0.85         0.63
                                                              ------------------------------------------------------------
  Total from investment operations                               (2.34)        2.05         0.52         1.08         0.83
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.09)       (0.14)       (0.25)       (0.24)       (0.19)
  Net realized gains                                             (1.34)       (0.68)       (0.90)       (0.33)       (0.35)
                                                              ------------------------------------------------------------
  Total distributions to shareholders                            (1.43)       (0.82)       (1.15)       (0.57)       (0.54)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   8.78     $  12.55     $  11.32     $  11.95     $  11.44
                                                              ------------------------------------------------------------
TOTAL RETURN                                                    (19.59)%      18.01%        4.43%        9.92%        7.74%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.42%        0.41%        0.43%        0.40%        0.42%
  Net investment income to average net assets                     1.08%        1.20%        1.89%        1.92%        1.75%
  Portfolio turnover rate                                           45%          25%           8%           9%          12%
  Net assets at end of year (000's)                           $118,524     $162,840     $142,108     $155,469     $181,437

MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.06         0.05         0.05         0.05         0.05
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
TOTAL RETURN                                                      5.77%        5.21%        4.84%        5.25%        5.02%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.57%        0.56%        0.57%        0.54%        0.57%
  Expenses to average net assets before expense reductions        0.58%        0.56%        0.57%        0.54%        0.50%
  Net investment income to average net assets                     5.59%        5.13%        4.66%        5.14%        4.95%
  Net assets at end of year (000's)                           $579,507     $484,934     $347,394     $190,975     $128,125

PUTNAM OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                              OCTOBER 2, 2000
                                                                    TO
                                                               MAY 31, 2001
                                                              ---------------
NET ASSET VALUE
Net asset value, beginning of period                             $  10.00
                                                                 --------
Investment Operations
  Net investment income                                             (0.01)
  Net realized & unrealized gain (loss)                             (3.53)
                                                                 --------
  Total from investment operations                                  (3.54)
                                                                 --------
Distributions to Shareholders From:
  Net investment income                                                --
  Net realized gains                                                   --
                                                                 --------
  Total distributions to shareholders                                  --
                                                                 --------
Net Asset Value, end of period                                   $   6.46
                                                                 --------
TOTAL RETURN                                                       (35.40)%
                                                                 --------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                     1.02%
  Net investment income to average net assets                       (0.27)%
  Portfolio turnover rate                                              51%
  Net assets at end of year (000's)                              $  3,945

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                 FISCAL YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE
Net asset value, beginning of period                       $    41.14     $    29.95     $    22.07     $    19.88     $    20.48
                                                           ---------------------------------------------------------------------
Investment Operations
  Net investment income (loss)                                  (0.17)         (0.11)         (0.10)         (0.09)            --
  Net realized & unrealized gain (loss)                        (15.86)         16.37          10.36           2.28           0.33
                                                           ---------------------------------------------------------------------
  Total from investment operations                             (16.03)         16.26          10.26           2.19           0.33
                                                           ---------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                            --             --             --             --             --
  Net realized gains                                            (7.83)         (5.07)         (2.38)            --          (0.93)
                                                           ---------------------------------------------------------------------
  Total distributions to shareholders                           (7.83)         (5.07)         (2.38)            --          (0.93)
                                                           ---------------------------------------------------------------------
Net Asset Value, end of period                             $    17.28     $    41.14     $    29.95     $    22.07     $    19.88
                                                           ---------------------------------------------------------------------
TOTAL RETURN                                                   (42.24)%        52.65%         48.34%         10.85%          1.81%
                                                           ---------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                 0.98%          0.96%          0.96%          0.95%          0.96%
  Net investment income to average net assets                   (0.66)%        (0.40)%        (0.46)%        (0.46)%        (0.29)%
  Portfolio turnover rate                                         176%           130%           149%           128%           122%
  Net assets at end of year (000's)                        $2,015,574     $3,314,052     $1,683,585     $1,023,141     $  804,982

STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                 FISCAL YEAR ENDED MAY 31,
                                                           ----------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                           ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE
Net asset value, beginning of period                       $    42.98     $    39.73     $    33.38     $    26.09     $    20.69
                                                           ---------------------------------------------------------------------
Investment Operations
  Net investment income                                          0.35           0.41           0.40           0.40           0.39
  Net realized & unrealized gain (loss)                         (4.99)          3.59           6.51           7.44           5.57
                                                           ---------------------------------------------------------------------
  Total from investment operations                              (4.64)          4.00           6.91           7.84           5.96
                                                           ---------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                         (0.35)         (0.39)         (0.41)         (0.40)         (0.39)
  Net realized gains                                            (1.10)         (0.36)         (0.15)         (0.15)         (0.17)
                                                           ---------------------------------------------------------------------
  Total distributions to shareholders                           (1.45)         (0.75)         (0.56)         (0.55)         (0.56)
                                                           ---------------------------------------------------------------------
Net Asset Value, end of period                             $    36.89     $    42.98     $    39.73     $    33.38     $    26.09
                                                           ---------------------------------------------------------------------
TOTAL RETURN                                                   (10.87)%        10.10%         20.85%         30.30%         29.24%
                                                           ---------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                 0.34%          0.31%          0.32%          0.31%          0.34%
  Net investment income to average net assets                    0.86%          0.97%          1.13%          1.33%          1.76%
  Portfolio turnover rate                                           7%             6%             2%             3%             3%
  Net assets at end of year (000's)                        $4,839,632     $5,373,192     $4,637,628     $3,482,655     $2,444,200

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA 9017-AGA VER 10/01

                 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                October 1, 2001
                                   Prospectus

North American Funds Variable Product Series I (the "Series Company") is a mutual fund made up of 21 separate Funds (the "Funds"). Each of the Funds has a different investment objective. Two Funds are offered in this Prospectus. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

FUND NAMES ("SHORT" NAMES)

- NORTH AMERICAN -- AG 1 MONEY MARKET FUND (MONEY MARKET FUND)

- NORTH AMERICAN -- PUTNAM OPPORTUNITIES FUND (PUTNAM OPPORTUNITIES FUND)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
COVER PAGE
WELCOME                                                          3
ABOUT THE FUNDS                                                  3
FUND FACT SHEETS                                                 4
  Money Market Fund                                              4
  Putnam Opportunities Fund                                      5
MORE ABOUT PORTFOLIO INVESTMENTS                                 6
  American Depositary Receipts                                   6
  Asset-Backed Securities                                        6
  Derivatives                                                    6
  Diversification                                                6
  Equity Securities                                              6
  Exchange Traded Funds                                          6
  Fixed Income Securities                                        7
  Foreign Currency                                               7
  Foreign Securities                                             7
  Illiquid Securities                                            8
  Lending Portfolio Securities                                   8
  Loan Participations                                            8
  Money Market Securities                                        8
  Mortgage-Related Securities                                    8
  Repurchase Agreements                                          9
  Reverse Repurchase Agreements, Dollar Rolls and Borrowings     9
  Temporary Defensive Investment Strategy                        9
  Variable Rate Demand Notes                                     9
  When-Issued Securities                                         9
ABOUT PORTFOLIO TURNOVER                                        10
ABOUT THE SERIES COMPANY'S MANAGEMENT                           11
  Investment Adviser                                            11
  Investment Sub-Advisers                                       11
     Putnam Investment Management, LLC                          11
ACCOUNT INFORMATION                                             14
  Series Company Shares                                         14
  Buying and Selling Shares                                     14
  How Shares are Valued                                         14
  Dividends and Capital Gains                                   14
  Tax Consequences                                              14
FINANCIAL HIGHLIGHTS                                            15

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "we" and "our" mean VALIC. The words "you" and "your" mean the participant.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract, variable life policy, or employer plan (collectively, the "Contracts" and each a Contract) with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

All inquiries regarding annuity contracts issued by American General Annuity Insurance Company should be directed to the Annuity Service Center, 205 E. 10th Avenue, P.O. Box 871, Amarillo, Texas 79105-0871, or call 1-800-424-4990.

Although the Contracts may be sold by banks, an investment in a Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval.

Please note that for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality money market securities. Whenever a Fund assumes such a defensive position, it may not achieve its investment objective.

NORTH AMERICAN -- AG 1
MONEY MARKET FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT OBJECTIVE
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

-  Commercial paper sold by corporations and finance companies

-  Corporate debt obligations with remaining maturities of 13 months or less

-  Repurchase agreements

- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

-  Asset-backed securities

-  Loan participations

-  Adjustable rate securities

-  Variable rate demand notes

-  Illiquid securities (limited to 10% of the Fund's net assets)

INVESTMENT RISK
Because of the following principal risks the value of your investment may fluctuate and you could lose money:

-  The rate of income varies daily depending on short-term interest rates

- A significant change in interest rates or a default on a security held by the Fund could cause the value of your investment to decline

- An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

PERFORMANCE INFORMATION
------------------------------------------------------------------

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund's performance and comparing the Fund's performance with the performance of 30 Day Certificate of Deposit Primary Offering Rate by New York City Banks ("30 Day CD Rate"). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This chart illustrates the Fund's annual returns for the last ten calendar years. Charges imposed by the Contracts that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below.

                                  (BAR CHART)

------------
For the year-to-date through June 30, 2001, the Fund's return was 2.36%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.66%, quarter ending March 31, 1993

This table compares the Fund's average annual returns to the returns of the 30 Day CD Rate for the periods shown.

----------------------------------------------------------------
                                     1 YEAR   5 YEARS   10 YEARS
                                     ------   -------   --------
The Fund                             5.99%     5.21%     4.68%
30 Day CD Rate                       4.83%     4.66%     4.30%
----------------------------------------------------------------

For more current yield and return information, please call 1-800-448-2542.

The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract or variable life policy for mortality and expense guarantees, administrative fees or surrender charges.

NORTH AMERICAN --
PUTNAM OPPORTUNITIES
FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Putnam Investment Management, LLC

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation through investments in common stocks.

INVESTMENT STRATEGY
The Fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks (those the sub-adviser believes whose earnings will grow faster than the economy, with a resultant price increase). The Fund invests in a relatively small number of companies that the sub-adviser believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment.

The sub-adviser considers, among other things, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Fund may also invest in securities of foreign issuers.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

PERFORMANCE INFORMATION
Performance information is not shown since the Fund does not have a full year of performance.

MORE ABOUT PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market Fund investments must comply with Rule 2a-7 of the 1940 Act, which allows the purchase of only high quality money market instruments.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

All of the Funds may invest in asset-backed securities. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

All of the Funds except Money Market may buy derivatives.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the 1940 Act.

All of the Funds except Health Sciences, International Government and Nasdaq-100(R) Index are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

All of the Funds except Money Market in this prospectus may invest in common, preferred, and convertible preferred stock in accordance with their investment strategies.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts and Global Depositary Receipts ("EDRs" and "GDRs"). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost. All of the funds may invest in ETFs, with the same percentage limitations as investments in registered investment companies.

--------------------------------------------------------------------------------

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

All of the Funds may invest in fixed income securities.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds (Capital Conservation and Income & Growth may also invest in below investment grade bonds).

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's or BBB by S&P have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB-by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

FOREIGN CURRENCY
All of the Funds, except Government Securities and Money Market, may buy and sell foreign currencies the same way they buy and sell other investments. Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

The Funds, except Government Securities and Money Market, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar.

FOREIGN SECURITIES
All of the Funds may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Government Securities and the Money Market which may only invest in U.S. dollar-denominated securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

All the Funds may buy illiquid securities, but are restricted as to how much money they may invest in them.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC and authorized by the Board of Directors. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

All the Funds in this prospectus may invest in loan participations.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

- Commercial paper sold by corporations and finance companies.

- Corporate debt obligations with remaining maturities of 13 months or less.

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities. All Funds may invest in mortgage-related securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other

--------------------------------------------------------------------------------

privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Blue Chip Growth, Core Equity, Health Sciences and Science & Technology may enter into Reverse Repurchase Agreements.

Asset Allocation, Capital Conservation, and Government Securities Funds also may enter into dollar rolls. In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

TEMPORARY DEFENSIVE INVESTMENT STRATEGY
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market reserves for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

VARIABLE RATE DEMAND NOTES
All Funds may invest in variable rate demand notes ("VRDNs"). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Money Market also may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to Money Market, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

All of the Funds, except Money Market, may buy when-issued securities in accordance with their investment strategy.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market, during prior fiscal years.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is a registered investment adviser with the SEC. On August 29, 2001, American International Group, Inc. ("AIG") acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. This agreement is renewed each year by the Series Company Board of Directors. As Investment Adviser, VALIC oversees the day to day operations of each Fund, supervises the purchase and sale of Fund investments, and may perform the cash management function. VALIC employs Investment Sub-Advisers who make investment decisions for the Funds, including Blue Chip Growth, Core Equity, Health Sciences, Income & Growth, International Growth, Large Cap Growth, Nasdaq-100(R) Index, Putnam Opportunities, Science & Technology, and Small Cap.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors.

Investment decisions for Asset Allocation, Capital Conservation, Government Securities, Growth & Income, International Equities and Social Awareness are made by a team. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.

For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

The Series Company relies upon an exemptive order from the Securities and Exchange Commission which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

Important Note: On July 16-17, 2001, due to the impending acquisition, the Series Company Board of Directors approved an interim advisory agreement and a new investment advisory agreement between the Series Company, on behalf of each Fund, and VALIC. New agreements are required because the acquisition is considered a change of control under the 1940 Act, which terminates the previous agreements. The interim advisory agreement will cover the period from August 29th through the date of shareholder approval of the new investment advisory agreement, when the new investment advisory agreement will take effect. The new investment advisory agreement is the same in all material respects as the current investment advisory agreement, except that the fees will be lower for the Large Cap Growth Fund. The new investment advisory agreement will be submitted to shareholders for approval at a meeting that is currently scheduled to be held in mid-December 2001. Please be sure to vote when you receive your proxy notice and call of shareholder meeting this fall.

INVESTMENT SUB-ADVISERS
For some of the Funds, VALIC works with Investment sub-advisers, financial service companies that specialize in certain types of investing. However, VALIC still retains ultimate responsibility for managing the Funds. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

These financial services companies act as Investment sub-advisers through an agreement each entered into with VALIC. For more information on these agreements and on these sub-advisers, see the "Investment Sub-Advisers" section in the Statement of Additional Information.

THE SUB-ADVISERS ARE:

Putnam Investment Management, LLC

North American -- Putnam Opportunities Fund

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")
One Post Office Square, Boston, Massachusetts 02109

Putnam has managed mutual funds since 1937, and, as of June 30, 2001, has over $339.3 billion in assets under management.

Day-to-day decisions and management of the Fund's portfolio are made by C. Beth Cotner, CFA, Managing Director, Jeffrey R. Lindsey, CFA, Managing Director and Richard B. England, Senior Vice President. Ms. Cotner has been Managing Director of Putnam Investments and Manager of the Putnam Growth Opportunities Fund since 1998, and has been employed by Putnam since 1995. Mr. Lindsey has been employed by Putnam since 1994, and has worked with the Putnam Growth Opportunities Fund since 1996. Mr. England joined Putnam in 1992, and became part of the Putnam Growth Opportunities team in 1996.

--------------------------------------------------------------------------------

PRIOR PERFORMANCE OF THE PUTNAM GROWTH OPPORTUNITIES FUND (as excerpted from the Putnam Growth Opportunities Fund prospectus)

North American -- Putnam Opportunities Fund's investment objective, policies, and strategies are substantially similar to those employed by Putnam for the Putnam Growth Opportunities Fund.

The historical performance information shown below is for a similar mutual fund, Class A of the retail Putnam Growth Opportunities Fund, and not that of the North American -- Putnam Opportunities Fund. The North American -- Putnam Opportunities Fund is sold in an annuity product only to registered and unregistered separate accounts of VALIC and its affiliates, while the retail Putnam Growth Opportunities Fund is sold to the general public. The returns shown reflect investment management fees and other expenses of the retail Putnam Growth Opportunities Fund, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortality and expenses guarantees, administrative fees or surrender charges.

Investments made by the North American -- Putnam Opportunities Fund may not be the same as those made by the retail Putnam Growth Opportunities Fund. Notwithstanding the similarity in the name, objective, investment strategies, techniques and characteristics, the North American-Putnam Opportunities Fund and the Putnam Growth Opportunities Fund are separate mutual funds that will have different investment performance. This is due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfolio size and positions. Even with the differences, however, the investment management of the Fund would not have been materially different. Past performance shown below is no guarantee of similar future performance for the North American -- Putnam Opportunities Fund.

                                  (BAR CHART)

Best quarter:  30.68%, quarter ended 12/31/1998

Worst quarter:  -27.27%, quarter ended 3/31/2001

The table below compares the performance of the Putnam Growth Opportunities Fund to that of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Russell 1000 Growth Index is an unmanaged index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. No sales charges have been applied to either index, and an investor cannot invest directly in them. As noted above, past performance is no guarantee of similar future performance for the North American -- Putnam Opportunities Fund.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2000

---------------------------------------------------------------------
                                                      SINCE INCEPTION
                                 ONE YEAR   5 YEARS      (10/2/95)
                                 --------   -------   ---------------
Putnam Growth Opportunities
  Fund, Class A                  -30.82%    20.37%        21.13%
S&P 500 Index                     -9.10%    18.32%        18.81%
Russell 1000 Growth Index        -22.42%    18.14%        18.36%
---------------------------------------------------------------------

HOW VALIC IS PAID FOR ITS SERVICES

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund pays:

                                   ADVISORY FEE PAID
                                   (AS A PERCENTAGE OF AVERAGE
            FUND NAME              DAILY NET ASSETS)
            ---------              ---------------------------
Money Market Fund                             0.50%
Putnam Opportunities                          0.95%

The Investment Advisory Agreements we entered into with each Fund do not limit how much the Funds pay in monthly expenses each year. However, we voluntarily limit the Funds' monthly expenses as follows: If a Fund's average monthly expenses, when annualized, are more than 2% of the Fund's estimated average daily net assets, we will pay the difference. As a result the Fund's yield or total return will increase. If VALIC decides to stop voluntarily reducing a Fund's expenses, it may do so by giving 30 days' notice, in writing, to the Series Company. To date, VALIC has not had to reduce expenses of any Fund as a result of this 2% voluntary reduction.

In addition to the limitations above, VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below.

--------------------------------------------------------------------------------

Expense caps are net of any expense reduction realized through the use of directed brokerage commissions.

Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002:

                                              MAXIMUM
                    FUND                      FUND EXPENSE
                    ----                      ------------
Money Market Fund                                0.60%

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or an affiliate.

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

HOW SHARES ARE VALUED
The prices of the shares for each Fund is based on net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market price quotations. If market price quotations are not readily available, securities are valued by a method that reflects fair market value. If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments. Some foreign exchanges trade on weekends or other days when the Funds do not price their shares. For Funds with substantial investments in those markets, the net asset value of the Fund's shares may change on days when the separate account may not be able to purchase or redeem Fund shares. The amortized cost method is used to determine the values of all the Money Market Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market Fund pays dividends daily and all other Funds pay dividends once a month.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult the prospectus for your Contract for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Auditors for the Series Company, whose report is included in the Statement of Additional Information, which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                               FISCAL YEAR ENDED MAY 31,
                                                              ------------------------------------------------------------
                                                                2001         2000         1999         1998         1997
                                                              --------     --------     --------     --------     --------
NET ASSET VALUE
Net asset value, beginning of period                          $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
Investment Operations
  Net investment income                                           0.06         0.05         0.05         0.05         0.05
                                                              ------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                                          (0.06)       (0.05)       (0.05)       (0.05)       (0.05)
                                                              ------------------------------------------------------------
Net Asset Value, end of period                                $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                              ------------------------------------------------------------
TOTAL RETURN                                                      5.77%        5.21%        4.84%        5.25%        5.02%
                                                              ------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                  0.57%        0.56%        0.57%        0.54%        0.57%
  Expenses to average net assets before expense reductions        0.58%        0.56%        0.57%        0.54%        0.50%
  Net investment income to average net assets                     5.59%        5.13%        4.66%        5.14%        4.95%
  Net assets at end of year (000's)                           $579,507     $484,934     $347,394     $190,975     $128,125

PUTNAM OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                        OCTOBER 2, 2000
                                                              TO
                                                         MAY 31, 2001
                                                        ---------------
NET ASSET VALUE
Net asset value, beginning of period                      $    10.00
                                                          ----------
Investment Operations
  Net investment income                                        (0.01)
  Net realized & unrealized gain (loss)                        (3.53)
                                                          ----------
  Total from investment operations                             (3.54)
                                                          ----------
Distributions to Shareholders From:
  Net investment income                                           --
  Net realized gains                                              --
                                                          ----------
  Total distributions to shareholders                             --
                                                          ----------
Net Asset Value, end of period                            $     6.46
                                                          ----------
TOTAL RETURN                                                  (35.40)%
                                                          ----------
RATIOS AND SUPPLEMENTAL DATA
  Expenses to average net assets                                1.02 %
  Net investment income to average net assets                  (0.27)%
  Portfolio turnover rate                                         51 %
  Net assets at end of year (000's)                       $    3,945

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information about the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019.

The Securities and Exchange Commission also maintains copies of these documents:

    - To view information online: Access the SEC's web site at http://www.sec.gov.

    - To review a paper filing or to request that documents be mailed to you, contact: SEC Public Reference Room, Washington, D.C. 20549-6009, 1-800-SEC-0330

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-8912.

VA 9017-OMM VER 10/01

                 NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I

                    NORTH AMERICAN - AG ASSET ALLOCATION FUND
                  NORTH AMERICAN - AG CAPITAL CONSERVATION FUND
                 NORTH AMERICAN - AG GOVERNMENT SECURITIES FUND
                    NORTH AMERICAN - AG GROWTH & INCOME FUND
                 NORTH AMERICAN - AG INTERNATIONAL EQUITIES FUND
             NORTH AMERICAN - AG INTERNATIONAL GOVERNMENT BOND FUND
                      NORTH AMERICAN - AG MIDCAP INDEX FUND
                     NORTH AMERICAN - AG 1 MONEY MARKET FUND
                  NORTH AMERICAN - AG NASDAQ-100(R) INDEX FUND
                    NORTH AMERICAN - AG SMALL CAP INDEX FUND
                    NORTH AMERICAN - AG SOCIAL AWARENESS FUND
                      NORTH AMERICAN - AG STOCK INDEX FUND
                         NORTH AMERICAN CORE EQUITY FUND
             NORTH AMERICAN - AMERICAN CENTURY INCOME & GROWTH FUND
           NORTH AMERICAN - AMERICAN CENTURY INTERNATIONAL GROWTH FUND
                 NORTH AMERICAN - FOUNDERS LARGE CAP GROWTH FUND
             NORTH AMERICAN - FOUNDERS/T. ROWE PRICE SMALL CAP FUND
                   NORTH AMERICAN - PUTNAM OPPORTUNITIES FUND
              NORTH AMERICAN - T. ROWE PRICE BLUE CHIP GROWTH FUND
               NORTH AMERICAN - T. ROWE PRICE HEALTH SCIENCES FUND
            NORTH AMERICAN - T. ROWE PRICE SCIENCE & TECHNOLOGY FUND



--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                                FORM N-1A PART B

                                 OCTOBER 1, 2001

This Statement of Additional Information is not a prospectus and contains information in addition to that in the Prospectus for North American Funds Variable Product Series Company I (the "Series Company"). It should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated October 1, 2001. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by calling 1-800-448-2542 or writing the Series Company or The Variable Annuity Marketing Company (the "Distributor") at 2929 Allen Parkway, Houston, Texas, 77019.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

General Information and History
Additional Information Regarding Certain Funds
   Asset Allocation Fund
   Capital Conservation Fund
   Government Securities Fund
Performance and Yield Information
Calculation of Yield for the Money Market Fund
Investment Restrictions
   Fundamental Investment Restrictions
   Non-Fundamental Investment Restrictions
Investment Practices
   Adjustable Rate Securities
   American Depositary Receipts ("ADRs")
   Asset-Backed Securities
   Bank Obligations
   Convertible Securities
   Emerging Markets
   Euro Conversion
   Eurodollar Obligations
   Fixed Income Securities
   Foreign Securities
   Foreign Currency Exchange Transactions and Forward Contracts
   Illiquid Securities
   Lending Portfolio Securities
   Loan Participations
   Lower Rated Debt Securities
   Mortgage-Related Securities
   Options and Futures Contracts
   Real Estate Securities and Real Estate Investment Trusts ("REITs") Repurchase Agreements
   Reverse Repurchase Agreements
   Rule 144A Securities
   Standard and Poor's Depositary Receipts
   Swap Agreements
   Warrants
   When Issued Securities
Investment Adviser
   Code of Ethics
Investment Sub-Advisers
Service Agreements
Portfolio Transactions and Brokerage
Offering, Purchase, and Redemption of Fund Shares
Determination of Net Asset Value
Accounting and Tax Treatment
   Calls and Puts
   Financial Futures Contracts
   Subchapter M of the Internal Revenue Code of 1986
   Section 817(h) of the Code
Other Information
   Shareholder Reports
   Voting and Other Rights
   Custody of Assets

                                                                            Page
                                                                            ----

   Index Funds
   Description of Corporate Bond Ratings
   Description of Commercial Paper Ratings
   Independent Auditors
Management of the Series Company
Compensation of Non-affiliated Directors


                                   FUND NAMES

OFFICIAL NAME                                                           "SHORT" NAME
-------------                                                           ------------
North American - AG Asset Allocation Fund                               Asset Allocation Fund
North American - AG Capital Conservation Fund                           Capital Conservation Fund
North American - AG Government Securities Fund                          Government Securities Fund
North American - AG Growth & Income Fund                                Growth & Income Fund
North American - AG International Equities Fund                         International Equities Fund
North American - AG International Government Bond Fund                  International Government Bond Fund
North American - AG MidCap Index Fund                                   MidCap Index Fund
North American - AG 1 Money Market Fund                                 Money Market Fund
North American - AG Nasdaq-100(R) Index Fund                            Nasdaq-100(R) Index Fund
North American - AG Small Cap Index Fund                                Small Cap Index Fund
North American - AG Social Awareness Fund                               Social Awareness Fund
North American - AG Stock Index Fund                                    Stock Index Fund
North American Core Equity Fund                                         Core Equity Fund
North American - American Century Income & Growth Fund                  Income & Growth Fund
North American - American Century International Growth Fund             International Growth Fund
North American - Founders Large Cap Growth Fund                         Large Cap Growth Fund
North American - Founders/T. Rowe Price Small Cap Fund                  Small Cap Fund
North American - Putnam Opportunities Fund                              Putnam Opportunities Fund
North American - T. Rowe Price Blue Chip Growth Fund                    Blue Chip Growth Fund
North American - T. Rowe Price Health Sciences Fund                     Health Sciences Fund
North American - T. Rowe Price Science & Technology Fund                Science & Technology Fund

                         GENERAL INFORMATION AND HISTORY

The Series Company was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. Pursuant to Investment Advisory Agreements with the Series Company and subject to the authority of the Series Company's Board of Directors, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. Additionally, VALIC has engaged an investment sub-adviser to provide investment sub-advisory services for the Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund, Income & Growth Fund, International Growth Fund, Large Cap Growth Fund, Nasdaq-100(R) Index Fund, Putnam Opportunities Fund, Science & Technology Fund and the Small Cap Fund, subject to VALIC's control, direction and supervision. The Series Company consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the International Government Bond and the Nasdaq-100(R) Index, is "diversified" as the term is used in the 1940 Act. The Series Company issues shares of common stock of each Fund to registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts (the "Contracts"). Currently, the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates. Additionally, retirement plans maintained by VALIC and its affiliates may own shares of certain of the Funds.

The MidCap Index Fund and the Asset Allocation Fund are the successors to Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., respectively, which were separately registered open-end diversified management investment companies under the 1940 Act, pursuant to a reorganization entered into on September 25, 1985. The MidCap Index Fund effected a change in its name and investment objective, investment program and one of its restrictions as of October 1, 1991. The Asset Allocation Fund effected a change in its name from the Timed Opportunity Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992.

                ADDITIONAL INFORMATION REGARDING CERTAIN FUNDS

The following disclosures supplement disclosures set forth in the Prospectus and do not, standing alone, present a complete explanation of the matters disclosed. Please refer also to the Prospectus for a complete presentation of these matters.

CAPITAL CONSERVATION FUND

The Fund may acquire common stocks by conversion of income-bearing securities or by exercising warrants attached to income-bearing securities. The Fund may hold up to 10% of its assets, valued at the time of acquisition, in common stocks.

GOVERNMENT SECURITIES FUND

The Government Securities Fund may invest in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities in which the Fund may invest include: (1) U.S. Treasury bills, notes, and bonds; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (e.g., debt of each of the Federal Home Loan banks); (c) the discretionary authority of the U.S. Government or GNMA to purchase certain financial obligations of the agency or instrumentality (e.g., Federal National Mortgage Association); or (d) the credit of the issuing agency or instrumentality (e.g., Federal Land Banks, Farmers Home Administration or Student Loan Marketing Association); and (3) collateralized mortgage obligations ("CMOs") that are issued by governmental or non-governmental entities and collateralized by U.S. Treasury obligations or by U.S. Government agency or instrumentality securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not required to do so by law.

                        PERFORMANCE AND YIELD INFORMATION

The Series Company may compute the total return of a Fund ("Average Annual Total Return"), total return of a Fund before expenses ("Portfolio Total Return"), and compare Portfolio Total Return or Average Annual Total Return to the total return of the Fund's benchmark index ("Index Total Return"). The difference between Portfolio Total Return or Average Annual Total Return and Index Total Return is referred to as "tracking difference." Tracking difference represents the amount that the return on the investment portfolio (which results from VALIC's investment selection) deviates from its benchmark's Index Total Return. Fund performance does not reflect contract charges or separate account charges which will reduce Fund values which are available to Participants. Information about separate account performance is available in the applicable contract prospectus.

AVERAGE ANNUAL TOTAL RETURN

Average Annual Total Return quotations for periods of 1, 5, and 10 years, or, since inception of the Fund, are calculated according to the following formula:

      P (1+T)n = ERV

      Where:
            P     =     A hypothetical initial Purchase Payment of $1,000.
            T     =     Average annual total return.
            N     =     Number of years.
            ERV   =     Ending redeemable value of a hypothetical $1,000
                        Purchase Payment made at the beginning of the first period.

Average Annual Total Return reflects the deduction of Fund expenses and assumes that all dividends and distributions are reinvested when paid.

PORTFOLIO TOTAL RETURN

Portfolio Total Return quotations for periods of 1, 5, and 10 years or since inception are calculated by adding to the Average Total Annual Return (described above) the expenses of the Fund. Expenses of the Fund are calculated at the end of each Fund's fiscal year and are expressed as a percentage of average net assets. Expenses as a percentage of average net assets are prorated equally over the months in the fiscal year in which the ratio was calculated when determining expenses for periods crossing over fiscal years.

INDEX TOTAL RETURN

Index Total Return quotations for periods of 1, 3, 5, and 10 years or since inception, are calculated by determining the percentage change in value of the benchmark index over the applicable period including reinvestment of dividends and interest as applicable. Index Total Return is calculated according to the formula described above for Average Annual Total Return, however it does not include an expense component; if an expense component were included the return would be lower.

SEVEN DAY YIELDS

The Money Market Fund may quote a Seven Day Current Yield and a Seven Day Effective Yield. The Seven Day Current Yield is calculated by determining the total return for the current seven day period ("base period return") and annualizing the base period return by dividing by seven days, then multiplying the result by 365 days. The Seven Day Effective Yield annualizes the base period return while compounding weekly the base period return according to the following formula:

         Seven Day Effective Yield = [(Base Period Return + 1)365/7 - 1]

30 DAY CURRENT YIELD

The Capital Conservation Fund, Government Securities Fund, and the International Government Bond Fund may quote a 30 Day Current Yield which is determined based on the current 30 day period, according to the following standardized formula:

      Yield = 2[(1 + NII )6 - 1]
                S x NAV

      Where:
            NII   =     Net investment income (interest income, plus dividend
                        income, plus other income, less fund expenses).
            S     =     Average daily shares outstanding.
            NAV   =     Net asset value per share on the last day of the
                        period.

DISTRIBUTION RATE CALCULATION

The Funds may advertise a non-standardized distribution rate. The distribution rate may be calculated as frequently as daily, based on the latest normal dividend paid. The latest normal dividend is annualized by multiplying the dividend by a factor based on the dividend frequency (12 for monthly or 4 for quarterly). The result is then divided by the higher of the current net asset value or the maximum offering price. For example, a bond fund may pay a monthly dividend of 0.04536. This is multiplied by 12 since it is a monthly dividend. The result, 0.54432, is divided by the offering price of $9.89. That equals a distribution rate of 5.50%.

The distribution rate measures the level of the ordinary income, including short-term capital gains, that is actually paid out to investors. This is different from fund yield, which is a measure of the income earned by a fund's investments, but which may not be directly paid out to investors. Total return measures the income earned, as does the yield, but also measures the effect of any realized or unrealized appreciation or depreciation of the fund's investments.

                 CALCULATION OF YIELD FOR THE MONEY MARKET FUND

The yield of the Money Market Fund is its net income expressed as a percentage of assets on an annualized basis for a seven day period. Rule 482 under the Securities Act of 1933 requires that a yield quotation set forth in an advertisement for a money market fund be computed by a standardized method based on an historical seven calendar day period. The current yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and then dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by (365/7) to annualize the yield figure. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and any fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size. The Money Market Fund may also calculate its compound effective yield by compounding the unannualized base period return (calculated as described above) by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

The yield quoted by the Money Market Fund at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Money Market Fund's portfolio, their quality and length of maturity, and the Money Market Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. In other words, the portfolio has an average maturity for all of its issues, stated in numbers of days and weighted according to the relative value of each investment.

The yield fluctuates daily as the income earned on the investments of the Money Market Fund fluctuates. Accordingly, neither the Series Company nor VALIC can assure the yield quoted on any given occasion will remain constant for any period of time. For example, the Money Market Fund's yield will change if it experiences a net inflow of new assets which it then invests in securities whose yield is higher or lower than that being currently earned on investments. Investments in the Money Market Fund are not insured and investors comparing results of the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. In addition, other money market funds as well as banks and savings and loan associations may calculate their yields on a different basis and the yield quoted by the Money Market Fund from time-to-time could vary upwards or downwards if another method of calculation or base period were used.

PERFORMANCE RETURNS AS OF MAY 31, 2001

                                                  Inception                                        Since
                                                     Date      1 Year     5 Years     10 Years   Inception
--------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY INCOME & GROWTH FUND            12/08/00
     Average Annual Total Return                                  N/A         N/A          N/A      -3.60% (B)
     Portfolio Total Return                                       N/A         N/A          N/A      -3.21% (B)
     S&P 500 Index                                                N/A         N/A          N/A      -7.78% (B)
--------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY INTERNATIONAL GROWTH FUND       12/08/00
     Average Annual Total Return                                  N/A         N/A          N/A     -16.55% (B)
     Portfolio Total Return                                       N/A         N/A          N/A     -16.11% (B)
     MSCI EAFE Index                                              N/A         N/A          N/A     -10.23% (B)
--------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND                            09/06/83
     Average Annual Total Return                               -2.46%      10.53%        9.39%         N/A
     Portfolio Total Return                                    -1.92%      11.15%       10.10%         N/A
     Blended Benchmark (A)                                     -1.00%      11.76%       11.53%         N/A
--------------------------------------------------------------------------------------------------------------
CAPITAL CONSERVATION FUND                        01/16/86
     Average Annual Total Return                               13.35%       6.94%        7.52%         N/A
     Portfolio Total Return                                    13.97%       7.54%        8.19%         N/A
     Lehman Brothers Aggregate Index                           13.11%       7.68%        7.82%         N/A
--------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND                                 04/29/94
     Average Annual Total Return                              -11.62%       7.19%          N/A      13.13%
     Portfolio Total Return                                   -10.85%       8.10%          N/A      14.10%
     S&P 500 Index                                            -10.55%      15.13%          N/A      17.71%
--------------------------------------------------------------------------------------------------------------
FOUNDERS LARGE CAP GROWTH FUND                   12/08/00
     Average Annual Total Return                                  N/A         N/A          N/A     -25.70% (B)
     Portfolio Total Return                                       N/A         N/A          N/A     -25.30% (B)
     S&P 500 Index                                                N/A         N/A          N/A      -7.78% (B)
--------------------------------------------------------------------------------------------------------------
FOUNDERS/T. ROWE PRICE SMALL CAP FUND            12/08/00
     Average Annual Total Return                                  N/A         N/A          N/A      -9.10% (B)
     Portfolio Total Return                                       N/A         N/A          N/A      -8.68% (B)
     Russell 2000 Index                                           N/A         N/A          N/A       4.38% (B)

                                                  Inception                                         Since
                                                     Date      1 Year     5 Years     10 Years    Inception
--------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND                       01/16/86
     Average Annual Total Return                               12.23%       6.94%        7.23%         N/A
     Portfolio Total Return                                    12.84%       7.54%        7.90%         N/A
     Lehman US Government Index                                11.79%       7.54%        7.72%         N/A
--------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND                             04/29/94
     Average Annual Total Return                              -10.91%       9.90%          N/A      13.30%
     Portfolio Total Return                                   -10.18%      10.78%          N/A      14.23%
     S&P 500 Index                                            -10.55%      15.13%          N/A      17.71%
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITIES FUND                      10/02/89
     Average Annual Total Return                              -19.59%       3.25%        5.46%         N/A
     Portfolio Total Return                                   -19.25%       3.68%        5.94%         N/A
     MSCI EAFE Index                                          -17.46%       3.81%        5.99%         N/A
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT BOND FUND               10/01/91
     Average Annual Total Return                               -4.47%       0.17%          N/A       4.87%
     Portfolio Total Return                                    -3.97%       0.72%          N/A       5.32%
     Salomon Brothers Non U.S. Govt                            -3.63%       0.77%          N/A       5.65%
     Blended Index                                              5.69%       6.56%          N/A     N/A (C)
--------------------------------------------------------------------------------------------------------------
MIDCAP INDEX FUND                                10/01/91
     Average Annual Total Return                               10.11%      17.89%          N/A      16.58%
     Portfolio Total Return                                    10.51%      18.34%          N/A      17.07%
     S&P MidCap 400 Index                                      10.92%      18.28%          N/A      17.21%
--------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND                                01/16/86
     Average Annual Total Return                                5.77%       5.22%        4.64%         N/A
     Portfolio Total Return                                     6.36%       5.81%        5.26%         N/A
     NYC 30 Day Primary CD Rate                                 4.43%       4.59%        4.20%         N/A
--------------------------------------------------------------------------------------------------------------
NASDAQ-100(R) INDEX FUND                          10/01/00
     Average Annual Total Return                                  N/A         N/A          N/A     -49.01% (B)
     Portfolio Total Return                                       N/A         N/A          N/A     -48.82% (B)
     Nasdaq-100 Index(R)                                          N/A         N/A          N/A     -49.57% (B)
--------------------------------------------------------------------------------------------------------------
PUTNAM OPPORTUNITIES FUND                        10/01/00
     Average Annual Total Return                                  N/A         N/A          N/A     -35.40% (B)
     Portfolio Total Return                                       N/A         N/A          N/A     -34.94% (B)
     S&P 500 Index                                                N/A         N/A          N/A     -11.85% (B)
--------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX FUND                             05/01/92
     Average Annual Total Return                                5.23%       8.10%          N/A      11.51%
     Portfolio Total Return                                     5.65%       8.53%          N/A      11.99%
     Russell 2000 Index                                         5.69%       7.95%          N/A      12.38%
--------------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS FUND                            10/02/89
     Average Annual Total Return                              -12.33%      13.98%       13.51%         N/A
     Portfolio Total Return                                   -11.84%      14.61%       14.09%         N/A
     S&P 500 Index                                            -10.55%      15.13%       14.85%         N/A
--------------------------------------------------------------------------------------------------------------
STOCK INDEX FUND                                 04/20/87
     Average Annual Total Return                              -10.87%      14.84%       14.43%         N/A
     Portfolio Total Return                                   -10.59%      15.21%       14.88%         N/A
     S&P 500 Index                                            -10.55%      15.13%       14.85%         N/A
--------------------------------------------------------------------------------------------------------------
T. ROWE PRICE BLUE CHIP GROWTH FUND              11/01/00
     Average Annual Total Return                                  N/A         N/A          N/A     -14.14% (B)
     Portfolio Total Return                                       N/A         N/A          N/A     -13.70% (B)
     S&P 500 Index                                                N/A         N/A          N/A     -11.48% (B)
--------------------------------------------------------------------------------------------------------------
T. ROWE PRICE HEALTH SCIENCES FUND               11/01/00
     Average Annual Total Return                                  N/A         N/A          N/A     -10.60% (B)
     Portfolio Total Return                                       N/A         N/A          N/A     -10.03% (B)
     S&P 500 Index                                                N/A         N/A          N/A     -11.48% (B)
--------------------------------------------------------------------------------------------------------------
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND          04/29/94
     Average Annual Total Return                              -42.24%       8.10%          N/A      18.92%
     Portfolio Total Return                                   -41.64%       9.14%          N/A      20.06%
     S&P 500 Index                                            -10.55%      15.13%          N/A      17.71%

(A) Benchmark for the Asset Allocation Fund consists of 55% S&P 500 Index, 35% Lehman Aggregate (prior to 10/01/00 ML Corp & Gov't Master Index), and 10% NYC 30 Day Primary CD Rate.
(B) Cumulative returns, not annualized. These Funds do not yet have a full year of operations.
(C) The indices in the blended index were not incepted until 12/31/1993 so information from the fund inception is not available.

                             INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objective(s), policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

In addition, certain of the Funds have non-fundamental investment restrictions which have been approved by the Series Company's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental, investment restrictions of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

ASSET ALLOCATION FUND
CAPITAL CONSERVATION FUND
GOVERNMENT SECURITIES FUND
GROWTH & INCOME FUND
INTERNATIONAL EQUITIES FUND
INTERNATIONAL GOVERNMENT BOND FUND
MIDCAP INDEX FUND
MONEY MARKET FUND
SMALL CAP INDEX FUND
SOCIAL AWARENESS FUND
STOCK INDEX FUND

Each Fund may not:

1. Except for International Government Bond Fund, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. As a matter of operating policy, the Series Company will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.

2. Issue senior securities except in connection with investments in options and futures contracts; or borrow money except as a temporary measure for extraordinary or emergency purposes (such as to meet redemption requests which might otherwise require the disadvantageous sale of portfolio securities) and then not in excess of 5% of the Fund's total assets. No Fund may mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings made under this restriction.

3. Acquire more than 3% of the voting securities of any single other investment company or invest more than 10% of (the value of) the Fund's assets in the securities of other investment companies (5% in the case of each such other company). Additionally, investment company securities will only be purchased on the open market or from brokers or dealers receiving customary commissions.

4. Acquire real estate or real estate contracts, although a Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.

5. Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.

6. Acquire securities for the purpose of influencing the management of, or exercising control over, the issuer.

7. Effect short sales of securities or purchase securities on margin, except in connection with investments in options and futures contracts. Each Fund may use short-term credits when necessary to clear transactions.

8. Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.

9. Purchase or sell commodities (except in connection with investments in options and futures contracts) or invest in oil, gas or mineral exploration programs.

10. Make loans to other persons, except that a Fund may lend its portfolio securities to broker-dealers and other financial institutions in an amount up to 30% of the value of the Fund's total assets.

11. (Money Market Fund Only) Purchase any security which matures more than 13 months from the date of purchase.

12. (Money Market Fund Only) Purchase or sell commodity contracts.

13. (Money Market Fund Only) Invest in warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

14. (Money Market Fund Only) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry, except investments in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

15. (Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Stock Index Fund, International Equities Fund, MidCap Index Fund, Small Cap Index Fund Only) Enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

16. (Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Growth & Income Fund, International Government Bond Fund, Social Awareness, Stock Index Fund, International Equities Fund, MidCap Index Fund and Small Cap Index Fund Only) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry.

17. (Social Awareness Fund Only) Enter into financial futures contracts (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

18. (International Government Bond Fund Only) With respect to 50% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 50% of its total assets, invest more than 25% of its total assets in the securities of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

19. (International Government Bond Fund Only) Enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

CORE EQUITY FUND
SCIENCE & TECHNOLOGY FUND

Each Fund may not:

1. Borrow money except that the Funds may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Funds' investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Funds' total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Funds may borrow from banks, or other persons to the extent permitted by applicable law.

2. Purchase the securities of any issuer, if, as a result, more than 25% of the value of the Funds' total assets would be invested in the securities of issuers having their principal business activities in the same industry.

3. Make loans, although the Funds may (i) lend portfolio securities, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Funds' total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt.

4. Purchase a security if, as a result, with respect to 75% of the Funds' total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of any issuer would be held by the Funds, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

5. Purchase or sell physical commodities, except that it may enter into futures contracts and options thereon. The Funds do not consider forward foreign currency contracts or hybrid investments to be commodities.

6. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. Issue senior securities except in compliance with the 1940 Act.

8. Underwrite securities issued by other persons, except to the extent that the Funds may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

BLUE CHIP GROWTH FUND
HEALTH SCIENCES FUND (FUNDAMENTAL RESTRICTIONS 4 THROUGH 9 ONLY)
INCOME & GROWTH FUND
INTERNATIONAL GROWTH FUND
LARGE CAP GROWTH FUND
NASDAQ-100(R) INDEX FUND (FUNDAMENTAL RESTRICTIONS 4 THROUGH 9 ONLY) OPPORTUNITIES FUND
SMALL CAP FUND

Each Fund may not:

1. Concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

2. With respect to 75% of its total assets, or as allowed by federal law, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.

3. With respect to 75% of its total assets, or as allowed by federal law, acquire more than 10% of the voting securities of any issuer.

4. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund's total assets.

5. Act as an underwriter of securities issued by others, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

6. Issue any security which may be senior to a Fund's shares, except as permitted under the 1940 Act and except to the extent that the activities permitted by a Fund's other investment restrictions may be deemed to give rise to a senior security.

7. Lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations; or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8. Invest in physical commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices) options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which are backed by physical commodities or which invest in physical commodities or such instruments.

9. Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. A Fund may also invest in readily marketable interests in real estate investment trusts.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions apply to each Fund unless noted otherwise:

1. Control of Companies. Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies 3, 4 and 5 below for additional information on investment company security investment restrictions.)

2. Illiquid Securities. Each Fund may not invest more than 15% (10% for the Money Market Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

3. Foreign Securities. To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

   100%
   International Equities Fund
   International Government Bond Fund
   International Growth Fund

   35%
   Asset Allocation Fund
   Core Equity Fund
   Growth & Income Fund
   Health Sciences Fund
   Income & Growth Fund
   MidCap Index Fund
   Nasdaq-100(R) Index Fund
   Putnam Opportunities Fund
   Small Cap Index Fund
   Stock Index Fund

   30%
   Large Cap Growth Fund
   Science & Technology Fund
   Small Cap Fund

   20%
   Blue Chip Growth Fund
   Capital Conservation Fund
   Government Securities Fund
   Money Market Fund (payable in U.S. Dollars)
   Socially Responsible Fund

4. Margin. Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

5. Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies 3,4 and 5 below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

1. Asset-Backed Securities. A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

2. Single Investment Companies. Unless otherwise permitted by the 1940 Act, no Fund other than Blue Chip Growth Fund, Health Sciences Fund, Science & Technology and the portion of Small Cap Fund sub-advised by T. Rowe Price may invest more than 5% of total assets in a single investment company.

3. Total Investment Company Investment. Unless otherwise permitted by the 1940 Act, no Fund other than Blue Chip Growth Fund, Health Sciences Fund, Science & Technology and the portion of Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

4. Single Investment Company Voting Securities. Unless otherwise permitted by the 1940 Act, no Fund other than Blue Chip Growth Fund, Health Sciences Fund, Science & Technology and the portion of Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

5. Certificates of Deposit and Bankers Acceptances. The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation. A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

6. Futures Contracts - Initial Margin Deposits. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

7. Purchasing on Margin and Short Sales. Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund, Large Cap Growth Fund, Nasdaq-100(R) Index Fund, Science & Technology Fund and Small Cap Fund. Each Fund may not purchase securities on margin or effect short sales of securities, except in connection with investments in options and futures contracts. Short-term credits may be used when necessary to clear transactions, and margin deposits may be made in connection with forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

BLUE CHIP GROWTH FUND, HEALTH SCIENCES FUND, SCIENCE & TECHNOLOGY FUND, AND SMALL CAP FUND

As noted in the prospectus, T. Rowe Price Associates, Inc. ("T. Rowe Price") is the Sub-Adviser for the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund, and a portion of the assets of the Small Cap Fund.
T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S.

Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                              INVESTMENT PRACTICES

ADJUSTABLE RATE SECURITIES

Each of the Funds may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk. All of the Funds, except Money Market, may purchase ADRs.

ASSET-BACKED SECURITIES

Each of the Funds may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral

(usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

BANK OBLIGATIONS

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 10% of its net assets (15% in the case of Core Equity Fund, Growth & Income Fund, Science & Technology Fund and Small Cap Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of VALIC or a Sub-Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

CONVERTIBLE SECURITIES

The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Growth & Income Fund, Health Sciences, Income & Growth Fund, International Growth Fund, International Equities Fund, Science and Technology Fund, Small Cap Fund and Social Awareness Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

EMERGING MARKETS

Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

EURO CONVERSION

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for participating countries which is known as the "euro." Each participating country supplemented its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EMU may elect to participate in the EMU and may supplement its existing currency with the euro.

The ongoing introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will function properly; how outstanding financial contracts will be treated; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions and could adversely affect the value of securities held by certain of the Funds.


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EURODOLLAR OBLIGATIONS

All Funds, in accordance with their investment objective(s), policies, and investment program, may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

Such securities are not registered with the Securities and Exchange Commission ("SEC") and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of Federal Deposit Insurance Corporation ("FDIC") member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

All Funds also may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

FIXED INCOME SECURITIES

Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other NRSRO or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Adviser or Sub-Advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section below regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.


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FOREIGN SECURITIES

All Funds may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The MidCap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States.

In addition, all the Funds, except the Government Securities Fund and the Money Market Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Money Market Securities of Foreign Issuers

Each Fund, except Money Market, may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS

All of the Funds, except Government Securities and Money Market, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.


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Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Adviser or Sub-Adviser(s) wish to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or Sub-Adviser(s). This strategy is often referred to as "anticipatory hedging."

2. Position Hedges. When the Adviser or Sub-Adviser(s) believe that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-Adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.


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Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Adviser or Sub-Adviser(s) believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a fund if currencies do not perform as the Adviser or Sub-Adviser(s) anticipate. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser(s) hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Adviser or Sub-Adviser(s) increase a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Adviser or Sub-Adviser(s) will hedge at appropriate times.

The Funds will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

ILLIQUID SECURITIES

Pursuant to their investment restrictions, the Funds may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Funds will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

LENDING PORTFOLIO SECURITIES

For purposes of realizing additional income, each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions. Securities loans are made to broker-dealers and other financial institutions approved by State Street Bank and Trust Company ("State Street" or "Custodian"), custodian to the Funds and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the


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borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

LOAN PARTICIPATIONS

Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. VALIC and the Sub-Advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. VALIC and the Sub-Advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.

LOWER RATED DEBT SECURITIES

Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-Adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's


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investment policies. VALIC and the Sub-Advisers will not necessarily dispose of a portfolio security when its ratings have been changed.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Blue Chip Growth Fund, Health Sciences Fund and Science & Technology Fund may not invest in mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such


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issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, VALIC or a Sub-Adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.


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Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities (SMBS)

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.


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

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

OPTIONS AND FUTURES CONTRACTS

Options on Securities and Securities Indices

Each Fund, other than the Money Market Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund and the International Government Bond Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

Each of these Funds may write options on securities and securities indices and the International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular


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

industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Each Fund, except the Money Market Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The International Equities Fund and the International Government Bond Fund also may purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by the Funds, the Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. Only the Capital Conservation Fund, the Government Securities Fund, the International Equities Fund, the International Government Bond Fund and the Science and Technology Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time. The Funds have established standards of creditworthiness for these primary dealers.


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

Writing Covered Call and Put Options and Purchasing Call and Put Options

All of the Funds, except the Money Market Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund, the Science & Technology Fund and the Small Cap Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The International Equities Fund and the International Government Bond Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each Fund, other than the Money Market Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The International Equities Fund and the International Government Bond Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted options may be used by the Capital Conservation Fund, the Government Securities Fund, the International Equities Fund, the International Government Bond Fund, the Science & Technology Fund and the Small Cap


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

Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of VALIC regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except the Money Market Fund, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. Blue Chip Growth Fund, Core Equity Fund, Growth & Income Fund, Health Sciences, Science & Technology Fund and Small Cap Fund may also write covered put options on stock index futures contracts. Blue Chip Growth Fund, Health Sciences Fund, International Equities Fund, International Government Bond Fund and Science & Technology Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures are due to start trading in the U.S. on December 21, 2001. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by the International Equities Fund and the International Government Bond Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 10% (15% in the case of the Core Equity Fund, the Growth & Income Fund, the Science & Technology Fund and the Small Cap Fund) of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When financial futures contracts are entered into by a Fund or subadviser, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian or subadviser or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short
(sale) positions in the financial futures contract, a process known as "marking to market."


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
A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Money Market Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail the following risks. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a

Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following:
(i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this Statement of Additional Information. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on VALIC's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on VALIC's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. VALIC and the Sub-Advisers will not speculate. However, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC staff interpretive positions or no-action letters or rules adopted by the SEC.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

Each Fund may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

All Funds except the Stock Index Fund also may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Board of Directors. The underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs (Nationally Recognized Statistical Rating Organization) and must be determined to present minimal credit risk. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds do not intend to sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Board of Directors of the Series Company will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 10% of the value of that Fund's total assets (15% in the case of Core Equity Fund, Growth & Income Fund, Science & Technology Fund and Small Cap Fund).

REVERSE REPURCHASE AGREEMENTS

Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund and Science & Technology Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by VALIC or a Sub-Adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.

RULE 144A SECURITIES

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

STANDARD AND POOR'S DEPOSITARY RECEIPTS

Asset Allocation Fund, Blue Chip Growth Fund, Health Sciences Fund, Income & Growth Fund, International Growth Fund, International Equities Fund, Core Equity Fund, Growth & Income Fund, MidCap Index Fund,

Science & Technology Fund, Small Cap Fund, Small Cap Index Fund, Social Awareness Fund and Stock Index Fund may each, consistent with its investment strategies, purchase Standard & Poor's Depositary Receipts ("SPDR's"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Funds as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

SWAP AGREEMENTS

Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund and International Government Bond Fund may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by VALIC or a Sub-Adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on VALIC or a Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels:

a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public. When a Fund in invested in this manner, it may not be able to achieve its investment objective.

WARRANTS

All Funds, except Money Market and International Government Bond Fund, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED SECURITIES

Each of the Funds, except the Money Market Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

                               INVESTMENT ADVISER

VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement originally dated September 30, 1987. The agreement has been amended each time a new fund has been added.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc.

Pursuant to the Investment Advisory Agreements, the Series Company retains VALIC to manage the investment of the assets of each Fund, maintain a trading desk, and place orders for the purchase and sale of portfolio securities. As investment adviser, VALIC obtains and evaluates as appropriate economic, statistical, and financial information in order to formulate and implement investment programs in furtherance of each Fund's investment objective(s) and investment program. Pursuant to the Investment Advisory Agreements, VALIC provides other services including furnishing the services of the President and such other executives and clerical personnel as the Series Company requires to conduct its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. The Investment Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Agreements. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). The Series Company allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of the Series Company.

Investment advisory fees paid by the Series Company for the last three fiscal years are shown in the table below; however, no fees are shown for the fiscal periods in which the new Funds did not exist.

                                                     INVESTMENT ADVISORY FEES PAID FOR FISCAL
                                                                 YEAR ENDED MAY 31,
-----------------------------------------------------------------------------------------------
FUND NAME                                               2001            2000            1999
-----------------------------------------------------------------------------------------------
Asset Allocation Fund                               $1,121,125      $1,254,274       $1,106,792
Blue Chip Growth Fund                                   38,263             N/A              N/A
Capital Conservation Fund                              262,895         287,542          327,092
Core Equity Fund                                     8,220,974       9,575,104        9,178,668
Government Securities Fund                             547,091         509,656          537,883
Growth & Income Fund                                 2,232,908       2,428,870        2,053,954
Health Sciences Fund                                    63,797             N/A              N/A
Income & Growth Fund                                   938,779             N/A              N/A
International Equities Fund                            493,297         570,981          509,578
International Government Bond Fund                     559,732         703,610          810,795
International Growth Fund                            2,800,107             N/A              N/A
Large Cap Growth Fund                                3,252,656             N/A              N/A
MidCap Index Fund                                    2,982,039       2,636,451        2,426,931
Money Market Fund                                    2,713,690       2,266,773        1,301,265
Nasdaq-100(R)Index Fund                                 32,370             N/A              N/A
Putnam Opportunities Fund                               26,116             N/A              N/A
Small Cap Fund                                         806,532             N/A              N/A
Science & Technology Fund                           26,813,049      25,760,947       11,204,880
Small Cap Index Fund                                 3,050,218         805,325          752,025
Social Awareness Fund                                2,722,149       2,883,456        2,076,498
Stock Index Fund                                    13,473,997      13,283,779       10,367,253

VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002 (through December 8, 2002 for those marked with an asterisk):

                                                     MAXIMUM
                                                      FUND
                                                     EXPENSE
FUND
Core Equity Fund                                      0.85%
Growth & Income Fund                                  0.85%
Income & Growth Fund *                                0.83%
International Growth Fund *                           1.06%
Large Cap Growth Fund *                               1.06%
Money Market Fund                                     0.60%
Science & Technology Fund                             1.00%
Small Cap Fund                                        0.95%

The Investment Advisory Agreements require that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Investment Advisory Agreements require VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.

The Investment Advisory Agreements may be continued with respect to any Fund if specifically approved at least annually by (a)(i) the Series Company's Board of Directors or (ii) a majority of that Fund's outstanding voting securities (as defined by the 1940 Act), and (b) the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined by the 1940 Act) by votes cast in person at a meeting called for this purpose. The Investment Advisory Agreements also provide that they shall terminate automatically if assigned. The Investment Advisory Agreements may be terminated as to any Fund at any time by the Series Company's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by VALIC, on not more than 60 days' written notice, nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon, without the payment of any penalty. Additionally, under either Investment Advisory Agreement, VALIC shall not be liable to the Series Company, or any shareholder in the Series Company, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of VALIC.

CODE OF ETHICS

The Series Company and VALIC have adopted an Investment Company Code of Ethics in compliance with the 1940 Act and the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). This Code of Ethics is designed to detect and prevent violations of the Advisers Act and the 1940 Act through established procedures and restrictions concerning certain employee personal investment trading activities.

                             INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

FUND NAME                     SUB-ADVISER NAME
---------                     ----------------
Blue Chip Growth Fund         T. Rowe Price Associates, Inc. ("T. Rowe Price")
Core Equity Fund              Wellington Management Company, LLP ("Wellington")
Health Sciences Fund          T. Rowe Price
Income & Growth Fund          American Century Investment Management, Inc. ("American Century")
International Growth Fund     American Century
Large Cap Growth Fund         Founders Asset Management LLC ("Founders")
Nasdaq-100(R) Index Fund      American General Investment Management, L.P. ("AGIM")
Putnam Opportunities Fund     Putnam Investment Management, LLC ("Putnam")
Science & Technology Fund     T. Rowe Price
Small Cap Fund                Founders and T. Rowe Price

Pursuant to the Investment Sub-Advisory Agreements VALIC has with each of the Sub-Advisers and subject to VALIC's control, supervision and direction, the Sub-Advisers will manage the investment and reinvestment of the assets of the sub-advised Funds, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the sub-advised Funds. Further, the Sub-Advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for the sub-advised Funds, establish accounts with brokers and dealers selected by the Sub-Advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-Advisers and VALIC.

For the fiscal years ended May 31, 2001, 2000 and 1999, respectively, VALIC paid the investment sub-advisers fees for the services rendered and expenses paid by the sub-advisers as shown below; however, no fees are shown for the fiscal periods in which the new Funds did not exist.

-------------------------------------------------------------------------------------------------------------------
FUND NAME                            SUB-ADVISER NAME                       2001             2000              1999
-------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                T. Rowe Price                       $29,932              N/A               N/A
-------------------------------------------------------------------------------------------------------------------
Core Equity Fund                     Wellington, from                  1,391,010       $1,970,116               N/A
                                     9/1/1999 to present

                                     T. Rowe  Price,  prior to               N/A        1,500,348        $5,397,109
                                     9/1/1999
-------------------------------------------------------------------------------------------------------------------
Health Sciences Fund                 T. Rowe Price                        73,923              N/A               N/A
-------------------------------------------------------------------------------------------------------------------
Income & Growth Fund                 American Century                    727,350              N/A               N/A
-------------------------------------------------------------------------------------------------------------------
International Growth Fund            American Century                  2,166,787              N/A               N/A
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                Founders                          1,838,012              N/A               N/A
-------------------------------------------------------------------------------------------------------------------
Nasdaq-100(R) Index Fund             AGIM                                 17,134              N/A               N/A
-------------------------------------------------------------------------------------------------------------------
Putnam Opportunities Fund            Putnam                               14,367              N/A               N/A
-------------------------------------------------------------------------------------------------------------------
Science & Technology Fund            T. Rowe Price                     7,415,473       12,352,442         5,520,780
-------------------------------------------------------------------------------------------------------------------
Small Cap Fund                       Founders and T. Rowe              2,534,152              N/A               N/A
                                     Price
-------------------------------------------------------------------------------------------------------------------


The sub-advisory fee paid to T. Rowe Price may be discounted based on total subadvised domestic equity assets. The discount ranges from 5% to 10% for total assets over $750 million to assets over $3 billion.

The Investment Sub-Advisory Agreements may be continued with respect to any of the Funds if approved at least annually by the vote of the Series Company's Board of Directors who are not parties to the Investment Sub-Advisory Agreements or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Series Company's Board of Directors or a majority of the relevant Fund's outstanding voting securities.

The Investment Sub-Advisory Agreements will automatically terminate in the event of assignment or in the event of termination of the Investment Advisory Agreement between VALIC and the Series Company as it relates to the relevant sub-advised Fund. The Investment Sub-Advisory Agreements may be terminated at any time by VALIC, the relevant Sub-Adviser, the Series Company's Board of Directors, or by vote of a majority of the outstanding voting securities of the relevant sub-advised Fund, generally, on not more than 60 days' nor less than 30 days' written notice. Such termination shall be without the payment of any penalty.

The Investment Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable to VALIC, the Series Company or to any shareholder of the Series Company for any act or omission in rendering services under the Investment Sub-Advisory Agreements or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of the Sub-Advisers.

                               SERVICE AGREEMENTS

The Series Company has service agreements with VALIC to provide certain accounting and administrative services to the Funds and to provide transfer agent services. Transfer agent services also include shareholder servicing and dividend disbursements.

Pursuant to the Accounting Services Agreement, the Series Company will pay to VALIC (or an affiliate) an annual fee of 0.07% based on average daily net assets. Prior to May 1, 2001, the fee was 0.03%. The Transfer Agent Agreement states that all transfer agent services will be provided to the Series Company at cost.

For the fiscal years ended May 31, 2001, 2000 and 1999, respectively, the Funds paid VALIC the following accounting and administrative services fees. No fees are shown for the fiscal periods in which the new funds did not exist.

-----------------------------------------------------------------------------------------------
FUND NAME                                                2001            2000            1999
-----------------------------------------------------------------------------------------------
Asset Allocation Fund                                 $  74,397       $  75,256       $  39,549
-----------------------------------------------------------------------------------------------
Blue Chip Growth Fund                                        94              --              --
-----------------------------------------------------------------------------------------------
Capital Conservation Fund                                17,699          17,253          11,178
-----------------------------------------------------------------------------------------------
Core Equity Fund                                        339,795         359,066         202,205
-----------------------------------------------------------------------------------------------
Government Securities Fund                               36,910          30,579          18,827
-----------------------------------------------------------------------------------------------
Growth & Income Fund                                     98,501          97,155          49,387
-----------------------------------------------------------------------------------------------
Health Sciences Fund                                        128              --              --
-----------------------------------------------------------------------------------------------
Income & Growth Fund                                     45,056              --              --
-----------------------------------------------------------------------------------------------
International Equities Fund                              42,210          50,347          25,429
-----------------------------------------------------------------------------------------------
International Government Bond Fund                       33,528          43,870          28,713
-----------------------------------------------------------------------------------------------
International Growth Fund                               101,547              --              --
-----------------------------------------------------------------------------------------------
Large Cap Growth Fund                                   118,048              --              --
-----------------------------------------------------------------------------------------------
MidCap Index Fund                                       333,305         135,722         103,094
-----------------------------------------------------------------------------------------------
Money Market Fund                                       182,835         150,983          47,447
-----------------------------------------------------------------------------------------------
Nasdaq-100(R) Index Fund                                  3,082              --              --
-----------------------------------------------------------------------------------------------
Putnam Opportunities Fund                                   962              --              --
-----------------------------------------------------------------------------------------------
Small Cap Fund                                          124,825              --              --
-----------------------------------------------------------------------------------------------
Science & Technology Fund                               968,086         858,698         225,428
-----------------------------------------------------------------------------------------------
Small Cap Index Fund                                     77,147          69,028          38,011
-----------------------------------------------------------------------------------------------
Social Awareness Fund                                   180,144         173,007          75,764
-----------------------------------------------------------------------------------------------
Stock Index Fund                                      1,723,036       1,534,054         713,451
-----------------------------------------------------------------------------------------------

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

As investment adviser to the Series Company, VALIC has responsibility for placing (and deciding when to place) orders for the purchase and sale of investments for the portfolio of each Fund, selecting brokers or dealers to handle these transactions, and negotiating commissions on these transactions. The Sub-Advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market Fund, the Capital Conservation Fund, the Government Securities Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The MidCap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, and the Social Awareness Fund, each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund and the Science & Technology Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.

When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In purchasing and selling each Fund's portfolio securities, it is the policy of VALIC and the Sub-Advisers (collectively, the "Advisers") to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain brokerage and research services, as explained below). When the Advisers believe that more than one firm meets these criteria the Advisers may prefer brokers who provide the Advisers or the Series Company with brokerage and research services, described below.

The Advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Advisers viewed in terms of either that particular transaction or the overall responsibilities of the Advisers. The Advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. The Advisers have no agreements or understandings with broker-dealers by which specific amounts of transactions or commissions are directed to specific broker-dealers.

The Advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for the Series Company. The Advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Advisers believe these supplemental investment research services are essential to the Advisers' ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Advisers in servicing all of the Funds, and the Advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Directors.

The following table lists brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2001, 2000 and 1999. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Advisers or to VALIC.

---------------------------------------------------------------------------
FUND NAME                                2001          2000          1999
---------------------------------------------------------------------------
Asset Allocation Fund                $    7,236    $   23,687    $   26,092
---------------------------------------------------------------------------
Blue Chip Growth Fund                     8,072            --            --
---------------------------------------------------------------------------
Capital Conservation Fund                    --            --            --
---------------------------------------------------------------------------
Core Equity Fund (1)                  1,255,383     2,716,829     1,251,907
---------------------------------------------------------------------------
Government Securities Fund                  975            --            --
---------------------------------------------------------------------------
Growth & Income Fund                    211,136       256,743       347,994
---------------------------------------------------------------------------
Health Sciences Fund                     16,449            --            --
---------------------------------------------------------------------------
Income & Growth Fund                    207,531       151,396        68,659
---------------------------------------------------------------------------
International Equities Fund             253,656            --            --
---------------------------------------------------------------------------
International Government Bond Fund           --            --            --
---------------------------------------------------------------------------
International Growth Fund             3,237,284            --            --
---------------------------------------------------------------------------
Large Cap Growth Fund                   846,629            --            --
---------------------------------------------------------------------------
MidCap Index Fund                       195,042       216,686       201,597
---------------------------------------------------------------------------
Money Market Fund                            --            --            --
---------------------------------------------------------------------------
Nasdaq-100(R) Index Fund                  8,053            --            --
---------------------------------------------------------------------------
Putnam Opportunities Fund                 4,392            --            --
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Science & Technology Fund (2)         3,496,789     2,340,193     1,460,178
---------------------------------------------------------------------------
Small Cap Fund                          736,024            --            --
---------------------------------------------------------------------------
Small Cap Index Fund                    124,760        40,751        42,873
---------------------------------------------------------------------------
Social Awareness Fund                   156,856       224,333       297,390
---------------------------------------------------------------------------
Stock Index Fund                        213,055       223,557       123,942
---------------------------------------------------------------------------

(1) For the Fiscal year ended May 31, 2001, the Core Equity Fund paid $333,717 in brokerage commissions on transactions totaling $351,459,129, to brokers selected on the basis of the quality of the execution together with research services provided to the Advisers.

(2) For the Fiscal year ended May 31, 2001, the Science & Technology Fund paid $13,248,690 in brokerage commissions on transactions totaling $3,103,406,097, to brokers selected on the basis of the quality of the execution together with research services provided to the Advisers.

Trades for the Funds are not executed through affiliated broker-dealers. Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. On those occasions when such simultaneous purchase and sale transactions are made such transaction will be allocated in an equitable manner according to written procedures approved by the Series Company's Board of Directors. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Advisers' opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

                OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Pursuant to a distribution agreement, the Distributor acts without remuneration as the Series Company's agent in the distribution of Fund shares on a "best efforts" basis to the separate accounts.

The distribution agreement between the Distributor and the Series Company provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a)(i) by the Board of Directors of the Series Company, or (ii) by vote of a majority of the Series Company's outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of the Series Company's Directors who are not 'interested persons' (as defined in the 1940 Act) of the Series Company by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of Directors of the Series Company or by a vote of a majority of the outstanding voting securities of the Series Company, or by the Distributor, on sixty days' written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

Shares of the Funds are sold in a continuous offering. Pursuant to the distribution agreement, the Distributor pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of the Series Company (after typesetting and printing the copies required for regulatory filings by the Series Company). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses the Distributor for these expenses. Thus all such expenses incurred by the Distributor are passed directly on to VALIC, its parent. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

As explained in the prospectus for the Contracts, payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (1) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (2) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (3) the Securities and Exchange Commission has so permitted by order for the protection of the Series Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e. by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.

                        DETERMINATION OF NET ASSET VALUE

Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities.

Publicly-traded corporate bonds are valued at prices obtained from third party pricing services.

Short-term debt securities for which market quotations are readily available are valued at the last reported bid price, except for those with a remaining maturity of 60 days or less which are valued by the amortized cost method (unless, due to special circumstances, the use of such a method with respect to any security would result in a valuation which does not approximate fair market value).

Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where such security is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign over-the-counter securities, then such securities will be valued in good faith by a method that the Series Company's Board of Directors, or its delegates, believes accurately reflects fair value. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in such foreign securities may not take place contemporaneously with the valuation of such foreign securities in those Funds' portfolios.

Options purchased by the Funds (including options on financial futures contracts, stock indices, foreign currencies, and securities) listed on national securities exchanges are valued on the exchange where such security is primarily traded.

Over-the-counter options purchased or sold by the Funds are valued based upon prices provided by market-makers in such securities or dealers in such currencies.

Exchange-traded financial futures contracts (including interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts) are valued at the settlement price for such contracts established each day by the board of trade or exchange on which such contracts are traded. Unlisted financial futures contracts are valued based upon prices provided by market-makers in such financial futures contracts.

All of the assets of the Money Market Fund are valued on the basis of amortized cost. Under the amortized cost method of valuation, securities are valued at a price on a given date, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities. The Series Company's Board of Directors has established procedures reasonably designed, taking into account current market conditions and Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE INTERNAL REVENUE CODE OF 1986

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated in order to qualify as a regulated investment company in a subsequent year.

SECTION 817(h) OF THE CODE

Each of the Funds intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract Owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

                                OTHER INFORMATION

SHAREHOLDER REPORTS

Annual Reports containing audited financial statements of the Series Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

VOTING AND OTHER RIGHTS

The Series Company has an authorized capitalization of 21 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 21 classes comprising 1 billion shares each. Each of the 21 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund. See "Voting and Other Rights" in the Prospectus for a discussion of the manner in which shares of the Fund are voted.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their contract. See the contract prospectus for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment objectives in the Diversification section and to change fundamental investment restrictions, above; (c) to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

The Series Company will assist in shareholder communications.

VALIC's ownership of more than 25% of the outstanding shares may result in VALIC's being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and contract owners.

At May 31, 2001, VALIC, American General Annuity Insurance Company ("AGA"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

--------------------------------------------------------------------------------
                                                 VALIC          AGA          AGL
--------------------------------------------------------------------------------
Stock Index Fund                                 93.98%           *            *
--------------------------------------------------------------------------------
MidCap Index Fund                                97.33%           *            *
--------------------------------------------------------------------------------
Small Cap Index Fund                             99.81%           *            *
--------------------------------------------------------------------------------
International Equities Fund                      93.81%           *            *
--------------------------------------------------------------------------------
Core Equity Fund                                 97.55%           *            *
--------------------------------------------------------------------------------
Growth & Income Fund                             91.82%       8.18%            *
--------------------------------------------------------------------------------
Science & Technology Fund                        99.95%           *            *
--------------------------------------------------------------------------------
Social Awareness Fund                            99.99%           *            *
--------------------------------------------------------------------------------
Asset Allocation Fund                            99.94%           *            *
--------------------------------------------------------------------------------
Capital Conservation Fund                       100.00%           *            *
--------------------------------------------------------------------------------
Government Securities Fund                       82.59%      17.41%            *
--------------------------------------------------------------------------------
International Government Bond Fund              100.00%           *            *
--------------------------------------------------------------------------------
Money Market Fund                                84.14%           *       13.51%
--------------------------------------------------------------------------------
Nasdaq-100(R) Index Fund                         96.34%           *            *
--------------------------------------------------------------------------------
Putnam Opportunities Fund                        97.63%           *            *
--------------------------------------------------------------------------------
Blue Chip Growth Fund                           100.00%           *            *
--------------------------------------------------------------------------------
Health Sciences Fund                            100.00%           *            *
--------------------------------------------------------------------------------
Income & Growth Fund                            100.00%           *            *
--------------------------------------------------------------------------------
International Growth Fund                       100.00%           *            *
--------------------------------------------------------------------------------
Small Cap Fund                                  100.00%           *            *
--------------------------------------------------------------------------------
Large Cap Growth Fund                           100.00%           *            *
--------------------------------------------------------------------------------

As of May 31, 2001, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates, American General Corporation Thrift Plan and VALIC Agents' and Managers' Thrift Plan. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

CUSTODY OF ASSETS

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories approved by the Board of Directors. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act.

State Street holds securities of the Funds on which call options have been written and certain assets of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of the FCMs through which such transactions are effected. The Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of those Funds may be held by the custodian pursuant to similar arrangements with the brokers involved.

This arrangement regarding margin deposits essentially consists of State Street creating a separate segregated account into which it transfers (upon the Series Company's instructions) assets from a Fund's general (regular) custodial account. The custody agreement for such arrangement provides that FCMs or brokers will have access to the funds in the segregated accounts when and if the FCMs or brokers represent that the Series Company has defaulted on its obligation to the FCMs or brokers and that the FCMs or brokers have met all the conditions precedent to their right to receive such funds under the agreement between the Series Company and the FCMs or brokers. The Series Company has an agreement with each FCM or broker which provides (1) that the assets of any Fund held by the FCM or broker will be in the possession of State Street until released or sold or otherwise disposed of in accordance with or under the terms of such agreement, (2) that such assets would not otherwise be pledged or encumbered by the FCM or broker, (3) that when requested by the Series Company the FCM or broker will cause State Street to release to its general custodial account any assets to which a Fund is entitled under the terms of such agreement, and (4) that the assets in the segregated account shall otherwise be used only to satisfy the Series Company's obligations to the FCM or broker under the terms of such agreement.

If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. Thereupon, such assets will be deposited in its general or segregated account with State Street, as appropriate.

INDEX FUNDS

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund and the MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Series Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or MidCap Index Fund particularly or the ability of the S&P Index or the S&P MidCap 400 Index Fund to track general stock market performance. S&P has no obligation to take the need of the Series Company or the Series Company's participants into consideration in determining, composing or calculating the S&P 500 Index or S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or MidCap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Series Company. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A and Prime Commercial Paper Ratings.

Commercial paper rated A by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although, in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Its other two ratings, Prime-2 and Prime-3 are designated Higher Quality and High Quality, respectively.

INDEPENDENT AUDITORS

Ernst & Young LLP, One Houston Center, 1221 McKinney, Suite 2400, Houston, Texas 77010, serve as independent auditors of the Series Company.

                        MANAGEMENT OF THE SERIES COMPANY

The Board of Directors manages the business activities of the Series Company in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Directors and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. Each person is a Director or Trustee of the Series Company and North American Funds Variable Product Series II ("NAFVPS II"), each an open-end investment company for which VALIC serves as the investment adviser.

-------------------------------------------------------------------------------------------------------------------
   NAME, DATE OF BIRTH AND        POSITION(S) HELD
           ADDRESS                 WITH REGISTRANT             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven            Director since 1998    Retired Administrator. Director, Compaq Computer
10/06/45                                               Corporation (1992-Present); Director, A.G. Belo
3212 Ewing Street                                      Corporation, a media company (1992-Present); Director,
Houston, Texas 77004                                   Sysco Corporation, a food marketing and distribution
                                                       company (1996-Present); Director, Luby's, Inc., a
                                                       restaurant chain (1998-Present); Director, University of
                                                       Texas Board of Regents (2001-Present). Formerly, Director,
                                                       CypressTree Senior Floating Rate Fund, Inc. (2000-2001);
                                                       President, United Way of the Texas Gulf Coast, a not for
                                                       profit organization (1992-1998); Director, Houston Branch
                                                       of the Federal Reserve Bank of Dallas (1992-2000).(3)
-------------------------------------------------------------------------------------------------------------------
Dr. Timothy J. Ebner            Director since 1998    Professor and Head, Department of Neuroscience, and
07/15/49                                               Visscher Chair of Physiology, University of Minnesota
321 Church Street SE                                   (1999-Present). Formerly, Director, Graduate Program in
Minneapolis, Minnesota 55455                           Neuroscience, University of Minnesota (1995-1999);
                                                       Professor of Neurosurgery, University of Minnesota
                                                       (1980-1999); Consultant to EMPI Inc. (manufacturer of
                                                       medical products) (1994-1995); and Medtronic Inc.
                                                       (manufacturer of medical products) (1997-1998).(3)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
   NAME, DATE OF BIRTH AND        POSITION(S) HELD
           ADDRESS                 WITH REGISTRANT             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Judge Gustavo E.                Director since 1998    Municipal Court Judge, Dallas, Texas (1995-Present);
Gonzales, Jr.                                          Director, Downtown Dallas YMCA Board (1996-2000) and Dallas
07/27/40                                               Easter Seals Society (1997-2000). Formerly, private
2014 Main, Suite 210                                   attorney (litigation) (1980-1995).(3)
Dallas, Texas 75201
-------------------------------------------------------------------------------------------------------------------
Dr. Norman Hackerman            Director since 1984    Chairman - Scientific Advisory Board for The Robert A.
03/02/12                                               Welch Foundation (1983-Present); Director, Electrosource,
3 Woodstone Square                                     Inc. (develops, manufactures and markets energy storage
Austin, Texas 78703                                    products); President Emeritus, Rice University, Houston,
                                                       Texas (1985-Present).(1)(2)(3)
-------------------------------------------------------------------------------------------------------------------
Dr. John Wm. Lancaster          Director since 1984    Pastor Emeritus and Director of Planned Giving, First
12/15/23                                               Presbyterian Church, Houston, Texas (1997- Present).(3)
4624 Braeburn
Bellaire, Texas 77401
-------------------------------------------------------------------------------------------------------------------
Ben H. Love                     Director since 1991    Retired. Formerly, Director, Mid-American Waste, Inc.
09/26/30                                               (waste products) (1993-1997) and Chief Executive, Boy
4407 Eaton Circle                                      Scouts of America (1985-1993).(3)
Colleyville, Texas 76034
-------------------------------------------------------------------------------------------------------------------
Dr. John E. Maupin, Jr.         Director since 1998    President, Meharry Medical College, Nashville, Tennessee
10/28/46                                               (1994-Present); Nashville Advisory Board Member; Director,
1005 DB Todd Building                                  Monarch Dental Corporation (1997-Present); LifePoint
Nashville, Tennessee 37208                             Hospitals, Inc. (1998-1999); and Pinnacle Financial
                                                       Partners, Inc. (2000-Present).(3)
-------------------------------------------------------------------------------------------------------------------
Dr. F. Robert Paulsen           Director since 1985    Dean and Professor Emeritus, University of Arizona, Tucson,
07/05/22                                               Arizona (1983-Present).(1)(2)(3)
2801 North Indian Ruins
Tucson, Arizona 85715
-------------------------------------------------------------------------------------------------------------------

(1)   Retired Managing Partner of Van Kampen American Capital Exchange Fund.

(2) Retired Trustee of Van Kampen American Capital Bond Fund, Inc., Van Kampen American Capital Income Trust, Van Kampen American Capital Convertible Securities Fund, Inc. and the Common Sense Trust.

(3) Members of the Board receive an annual retainer of $20,000, $1,000 for each Board meeting attended in person and $250 for each Board meeting conducted by telephone. Audit Committee and Nominating Committee members receive an additional $250 for each committee meeting attended. Committee chairs receive an additional $250 for each committee meeting chaired.

Listed below are the Series Company's officers and their principal occupations. All are affiliates of VALIC and are located at 2929 Allen Parkway, Houston, Texas, 77019, unless otherwise noted. Each officer serves until his or her successor is elected and shall qualify.

-------------------------------------------------------------------------------------------------------------------
     NAME AND DATE OF BIRTH           POSITION(S) WITH FUND          BUSINESS EXPERIENCE DURING THE LAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Evelyn M. Curran                  Vice President since 2001       Vice  President, American General Fund Group
06/04/65                                                          (1999-Present). Formerly, Senior Attorney,
                                                                  American General Corporation (1997-1999); Senior
                                                                  Attorney, Western National Life Insurance
                                                                  Company (1994-1997).
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
     NAME AND DATE OF BIRTH           POSITION(S) WITH FUND          BUSINESS EXPERIENCE DURING THE LAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Nori L. Gabert                    Secretary since 2000 and Vice   Senior Counsel, American General Financial Group
08/15/53                          President since 1998            (1997-Present); Vice  President and Secretary of
                                                                  NAFV I and NAFV II (2000-Present). Formerly,
                                                                  Vice President and Assistant Secretary of NAFV I
                                                                  (1997-2000); Vice President and Assistant
                                                                  Secretary of NAFV II  (1998-2000); Of Counsel,
                                                                  Winstead Sechrest & Minick P.C. (1997); Vice
                                                                  President and Associate General Counsel of
                                                                  VanKampen, Inc. (1981-1996).
-------------------------------------------------------------------------------------------------------------------
Steven Guterman                   Vice President and Senior       Executive Vice President, Head of Institutional
08/07/53                          Investment Officer since 1999   Asset Management, AGIM (1998-Present). Formerly,
390 Park Avenue                                                   Managing Director and Head of U.S. Fixed Income
New York, New York 10022                                          Portfolio Management, Salomon Brothers Asset
                                                                  Management (1990-1998).
-------------------------------------------------------------------------------------------------------------------
Gregory R. Kingston               Treasurer since 2000 and        Vice President, Fund Accounting, AGIM
01/18/66                          Assistant Treasurer since 1999  (1999-Present). Formerly, Assistant Treasurer,
                                                                  First Investor Management Company (1994-1999).
-------------------------------------------------------------------------------------------------------------------
Todd L. Spillane                  Chief Compliance Officer        Chief Compliance Officer, AGIM (1999-Present).
12/20/58                          since 2000                      Formerly, Chief Compliance Officer, Nicholas
                                                                  Applegate Capital Management (1994-1999).
-------------------------------------------------------------------------------------------------------------------

The officers conduct and supervise the daily business operations of the Series Company, while the directors, in addition to their functions set forth under "Investment Adviser," review such actions and decide on general policy.

The Series Company has an Audit Committee. The Series Company's Audit Committee consists of Messrs. Lancaster, Hackerman, Paulsen, Maupin and Love. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. The Series Company has a Nominating Committee. The Series Company's Nominating Committee consists of Messrs. Love, Gonzales and Hackerman, and Ms. Craven. The Nominating Committee recommends to the Board nominees for independent trustee membership, reviews governance procedures and Board composition, and periodically reviews trustee compensation. The Series Company does not have a standing compensation committee.

The directors of the Series Company who are not affiliated with VALIC are each paid annual directors' fees and are reimbursed for certain out-of-pocket expenses by the Series Company. The directors and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2001.

COMPENSATION OF NON-AFFILIATED DIRECTORS

The following table sets forth information regarding compensation and benefits earned by the Directors who are not affiliated with VALIC for the fiscal year ending May 31, 2001.

                               COMPENSATION TABLE
                         FISCAL YEAR ENDING MAY 31, 2001

------------------------------------------------------------------------------------------------------------------
                                                            PENSION OR                               TOTAL
                                                            RETIREMENT                         COMPENSATION FROM
                                         AGGREGATE       BENEFITS ACCRUED   ESTIMATED ANNUAL     FUND AND FUND
                                     COMPENSATION FROM   AS PART OF FUND      BENEFITS UPON     COMPLEX PAID TO
      NAME OF PERSON, POSITION              FUND             EXPENSES          RETIREMENT         DIRECTORS(3)
------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven, Director            $32,683              $ 0                 (2)              $53,813
------------------------------------------------------------------------------------------------------------------
Dr. Timothy J. Ebner, Director            $30,240              $ 0                 (2)              $50,575
------------------------------------------------------------------------------------------------------------------
Judge Gustavo E. Gonzales, Jr.,           $30,229              $ 0                 (2)              $48,995
Director
------------------------------------------------------------------------------------------------------------------
Dr. Norman Hackerman, Director            $32,997            $41,858               (2)              $54,527
------------------------------------------------------------------------------------------------------------------
Dr. John Wm. Lancaster, Director          $32,982            $42,000               (2)              $54,490
------------------------------------------------------------------------------------------------------------------
Ben H. Love, Director                     $33,257            $24,825               (2)              $54,895
------------------------------------------------------------------------------------------------------------------
Dr. John E. Maupin, Jr., Director         $31,691              $ 0                 (2)              $51,070
------------------------------------------------------------------------------------------------------------------
Dr. F. Robert Paulsen, Director           $31,491            $39,205               (2)              $50,670
------------------------------------------------------------------------------------------------------------------

(1) The total present value of accumulated benefits as of May 31, 2001, under expense assumptions to be used for the fiscal year ending May 31, 2002 for Messrs. Hackerman, Lancaster, Love, and Paulsen is $741,824.

(2) All current directors would earn ten or more years of service as of their normal retirement date. Complete years of service earned as of May 31, 2001, are as follows: Messrs. Hackerman, Lancaster, Love, and Paulsen - 10 or greater; Dr. Craven and Messrs. Ebner, Gonzales and Maupin - approximately 3 years.

(3)   Includes all investment companies managed by VALIC.

            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

                                                   YEARS OF SERVICE AT RETIREMENT
------------------------------------------------------------------------------------------------------------------
 COMPENSATION AT       5 YEARS                                                                          10 OR MORE
   RETIREMENT         AND UNDER         6 YEARS         7 YEARS          8 YEARS          9 YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
     $20,000           $10,000          $12,000         $14,000          $16,000          $18,000         $20,000
------------------------------------------------------------------------------------------------------------------
     $30,000           $15,000          $18,000         $21,000          $24,000          $27,000         $30,000
------------------------------------------------------------------------------------------------------------------
     $40,000           $20,000          $24,000         $28,000          $32,000          $36,000         $40,000
------------------------------------------------------------------------------------------------------------------
     $50,000           $25,000          $30,000         $35,000          $40,000          $45,000         $50,000
------------------------------------------------------------------------------------------------------------------
     $60,000           $30,000          $36,000         $42,000          $48,000          $54,000         $60,000
------------------------------------------------------------------------------------------------------------------

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

a.     (1)                  Articles of Incorporation (8)
       (2)                  Articles Supplementary to the Articles of Incorporation, effective April 10, 1990 (8)
       (3)                  Articles Supplementary to the Articles of Incorporation, effective September 28, 1990 (8)
       (4)                  Amendment One to the Articles of Incorporation, effective October 1, 1991 (8)
       (5)                  Amendment Two to the Articles of Incorporation, effective May 1, 1992 (8)
       (6)                  Articles Supplementary to the Articles of Incorporation, effective May 1, 1992 (8)
       (7)                  Articles Supplementary to the Articles of Incorporation, effective January 20, 1994 (8)
       (8)                  Articles Supplementary to the Articles of Incorporation, effective February 4, 1994 (8)
       (9)                  Articles Supplementary to the Articles of Incorporation, effective February 4, 1994 (8)
       (10)                 Articles Supplementary to the Articles of Incorporation, effective May 1, 1995 (8)
       (11)                 Articles of Amendment to the Articles of Incorporation, effective October 1, 1997 (7)

b.                          By-Laws as amended and restated October 29, 1991 (8)

c.                          Not Applicable

d.     (1)                  Interim Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and
                            American General Investment Management, L.P. dated August 29, 2001. Filed herewith.
       (2)                  Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and American
                            Century Investment Management, Inc. dated August 29, 2001. Filed herewith.
       (3)                  Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and Founders Asset
                            Management LLC dated August 29, 2001. Filed herewith.
       (4)                  Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and Putnam
                            Investment Management, Inc. dated August 29, 2001. Filed herewith.
       (5)                  Interim Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and T.
                            Rowe Price Associates, Inc. (Science & Technology Fund) dated August 29, 2001. Filed herewith.
       (6)                  Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and T. Rowe Price
                            Associates, Inc. (Founders/T. Rowe Small Cap Fund) dated August 29, 2001. Filed herewith.
       (7)                  Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and Wellington
                            Management Company LLP dated August 29, 2001. Filed herewith.
       (8)                  Interim Investment Advisory Agreement between The Variable Annuity Life Insurance Company and North
                            American Funds Variable Product Series I, dated August 29, 2001. Filed herewith.

e.                          Distribution Agreement between Registrant and The Variable Annuity



                            Marketing Company, dated August 29, 2001. Filed herewith.

f.                          Not Applicable

g.     (1)    (a)           Custodian Contract between Registrant and State Street Bank and Trust Company (8)
              (b)           Custodian Fee Schedule between Registrant and State Street Bank and Trust Company (7)
              (c)           Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company (7)
              (d)           Custodian Fee Schedule between Registrant and State Street Bank and Trust Company (7)
              (e)           Amendment to Custodian Contract dated October 18, 2000. Filed herewith.
       (2)                  Securities Lending Authorization Agreement as Amended between Registrant and State Street Bank and Trust
                            Company (8)
       (3)    (a)           Canada Sub-Custodial Agreement between State Street Bank and Trust Company and Canada Trust Company (2)
              (b)           Sub-Custodial Agreements between State Street Bank and Trust Company and: (1)
                    (i)     Den Danske Bank -- Copenhagen
                    (ii)    Sumitomo Trust and Banking Co., Ltd. -- Tokyo
                    (iii)   State Street Bank and Trust Company -- London
              (c)           Additional Sub-Custodial Agreements between State Street Bank and Trust Company and (3)
                    (i)     Westpac Banking Corporation -- Sydney
                    (ii)    GiroCredit Bank Aktiengesellschaft der Sparkassen -- Vienna
                    (iii)   Generale Bank -- Brussels
                    (iv)    Canada Trustco Mortgage Company -- Toronto
                    (v)     Merita Bank Limited
                    (vi)    Banque Paribas -- Paris
                    (vii)   Standard Chartered Bank -- Hong Kong
                    (viii)  Bank of Ireland -- Dublin
                    (ix)    Standard Chartered Bank Malaysia Berhad
                    (x)     MeesPierson N.V. -- Amsterdam
                    (xi)    ANZ Banking Group (New Zealand) Limited -- Wellington
                    (xii)   Christiania Bank of Kreditkasse -- Oslo
                    (xiii)  The Development Bank of Singapore Ltd. -- Singapore
                    (xiv)   Banco Santander, S.A. -- Madrid
                    (xv)    Skandinaviska Enskilda Banken -- Stockholm
                    (xvi)   Union Bank of Switzerland -- Zurich
              (d)           Additional Sub-Custodial Agreement between State Street Bank and Trust Company and Citibank, N.A.,
                            Mexico -- Mexico City (4)
              (e)           Additional Sub-Custodial Agreements between State Street Bank and Trust Company and (6)
                     (i)    Dresdner Bank AG -- Frankfurt
                     (ii)   Banque Paribas -- Milan
                     (iii)  The Fuji Bank, Limited -- Tokyo
                     (iv)   The Daiwa Bank, Limited -- Tokyo
              (f)           Additional Sub-Custodial Agreement between State Street Bank and Trust Company and Banco Commercial
                            Portugues -- Lisbon (8)

h.     (1)                  Amended and Restated Transfer Agency and Service Agreement between Registrant and The Variable Annuity
                            Life Insurance Company. Filed herewith.
       (2)                  Amended and Restated Accounting Services Agreement between Registrant and The Variable Annuity Life
                            Insurance Company effective May 1, 2001. Filed herewith.

i.             Legal Opinion. Filed herewith.

j.             Consent of Auditors, filed herewith.

k.             Not Applicable

l.    (1)      Subscription Agreement between the Registrant and The Variable
               Annuity Life Insurance Company regarding the initial capitalization of Growth Fund(8)

      (2) Subscription Agreement between the Registrant and The Variable Annuity Life Insurance Company regarding the initial capitalization of Growth & Income Fund(8)

      (3) Subscription Agreement between the Registrant and The Variable Annuity Life Insurance Company regarding the initial capitalization of Science & Technology Fund(8)

m.             Not Applicable

n.             Not Applicable

o.             Reserved

p.    (1)      Code of Ethics - American General Investment Management, L.P./
               The Variable Annuity Life Insurance Company. Filed herewith.

      (2) Code of Ethics - American Century Investment Management, Inc. Filed herewith.

      (3) Code of Ethics - Founders Asset Management LLC. (Mellon) Filed herewith.

      (4) Code of Ethics - Putnam Investment Management, Inc. Filed herewith.

      (5)      Code of Ethics - T Rowe Price Associates, Inc. Filed herein.

      (6) Code of Ethics - Wellington Management Company LLP. Filed herewith.

               Copies of manually signed powers of attorney for North American Funds Variable Products Series I, Directors: Dr. Judith L. Craven, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Dr. John W. Lancaster, Ben H. Love,
               Dr. John E. Maupin, Jr. and Dr. F. Robert Paulsen. Filed herewith.


Footnotes:

1. Incorporated herein by reference to the Company's Form N-14 registration statement filed with the Securities and Exchange Commission on January 27, 1992 (File No. 33-45217).

2. Incorporated herein by reference to Post-Effective Amendment Number 15 to the Company's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1990 (File No. 2-83631/811-3738).

3. Incorporated herein by reference to Post-Effective Amendment Number 19 to the Company's Form N-1A registration statement filed with the Securities and Exchange Commission on July 30, 1993 (File No. 2-83631/811-3738).

4. Incorporated herein by reference to Post-Effective Amendment Number 23 to the Company's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1994 (File No. 2-83631/811-3738).

5. Incorporated herein by reference to Post-Effective Amendment Number 7 to the Company's Form N-1A registration statement filed with the Securities and Exchange Commission on September 25, 1986 (File No. 2-83631/811-3738).

6. Incorporated herein by reference to Post-Effective Amendment Number 24 to the Company's Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 1996 (File No. 2-83631/811-3738).

7. Incorporated herein by reference to Post-Effective Amendment Number 25 to the Company's Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (File No. 2-83631/811-3738).

8. Incorporated herein by reference to Post-Effective Amendment Number 26 to the Company's Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (File No. 2-83631/811-3738).

9. Incorporated herein by reference to Post-Effective Amendment Number 27 to the Company's Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1999 (File No. 2-83631/811-3738).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

Incorporated herein by reference to Post-Effective Amendment Number 20 to the Company's Form N-1A Registration Statement filed with the Securities and Exchange Commission on February 20, 1994 (File No. 2-83631/811-3738).

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The principal business address of VALIC, American General Annuity Insurance Company ("AGAIC") and American General Corporation ("AG Corporation") is 2929 Allen Parkway, Houston, Texas, 77019.

NAME                 TITLE
John A. Graf         Chairman, Director and Chief Executive Officer - VALIC &
                     AGAIC; Senior Vice Chairman, Asset Accumulation - AG
                     Corporation
Bruce R. Abrams      Director - VALIC; President - AGAIC
Robert P. Condon     Director and President - VALIC
M. Kathleen Adamson  Director - VALIC; Executive Vice President, Operations
                     Administration - VALIC & AGAIC
Michael J. Akers     Director - VALIC; Senior Vice President and Chief Actuary -
                     VALIC & AGAIC
Rebecca G. Campbell  Director - VALIC; Senior Vice President, Human Resources -
                     VALIC & AGAIC
Mary L. Cavanaugh    Director, Executive Vice President, General Counsel and
                     Secretary - VALIC & AGAIC; Deputy General Counsel and
                     Assistant Secretary - AG Corporation
David W. Entrekin    Director, Executive Vice President and Chief Financial
                     Officer - VALIC & AGAIC; Executive Vice President,
                     Strategic Development - AG Corporation
John V. LaGrasse     Executive Vice President, Technology - VALIC & AGAIC;
                     Executive Vice President and Chief Technology Officer -
                     AG Corporation
Richard L. Bailey    Senior Vice President, Planning and Expense Management -
                     VALIC & AGAIC
Jeff Carlson         Senior Vice President, Systems - VALIC
Jennifer D. Cobbs    Senior Vice President, Field Sales Development - VALIC

NAME                     TITLE

Kenneth E. Coffey        Senior Vice President and National Marketing Director
                         - VALIC
David H. denBoer         Senior Vice President and Chief Compliance Officer
                         - VALIC & AGAIC
Sharla A. Jackson        Senior Vice President, Customer Service (Amarillo)
                         - VALIC & AGAIC
Stephen G. Kellison      Senior Vice President, Product Management - VALIC
Richard J. Lindsay       Senior Vice President, Marketing - VALIC
Rosalia Nolon            Senior Vice President, Institutional Services - VALIC
Thomas G. Norwood        Senior Vice President, Broker/Dealer Operations
                         - VALIC & AGAIC
Larry Robinson           Senior Vice President, Product Development - VALIC
Robert E. Steele         Senior Vice President, Specialty Products - VALIC &
                         AGAIC
Mary C. Birmingham       Vice President, Group Plan Services and Annuity
                         Compensation - VALIC
James D. Bonsall         Vice President, Financial Systems - VALIC
Gregory S. Broer         Vice President, Actuarial - VALIC & AGAIC
Richard A. Combs         Vice President, Actuarial - VALIC & AGAIC
Neil J. Davidson         Vice President, Actuarial - VALIC & AGAIC
Jill A. Etta             Vice President, Variable Annuity Sales - VALIC & AGAIC
Terry B. Festervand      Vice President and Treasurer - VALIC & AGAIC
Daniel Fritz             Vice President, Actuarial - VALIC & AGAIC
Michael D. Gifford       Vice President, Case Development - VALIC
Joseph P. Girgenti       Vice President, Sales Support - VALIC
Albert J. Guiterrez      Vice President and Investment Officer - VALIC & AGAIC
Joan M. Keller           Vice President, Client Service Processing - VALIC
Calvin King              Vice President, North Houston Customer Care Center
                         - VALIC
Traci P. Langford        Vice President, Account Management - VALIC
Jerry L. Livers          Vice President, PPGA Sales - VALIC & AGAIC
Edward P. Millay         Vice President and Controller - VALIC & AGAIC
Cindy Moore              Vice President, Budget and Expense Management - VALIC &
                         AGAIC
Deanna Osmonson          Vice President, Insurance Sales Practices Compliance
                         - VALIC & AGAIC
Rembert R. Owen, Jr.     Vice President and Assistant Secretary - VALIC & AGAIC
Steven D. Rubinstein     Vice President, Financial Planning and Reporting
                         - VALIC & AGAIC
Keith Schlosser          Vice President, Sales Executive Administration - VALIC
Richard W. Scott         Vice President and Chief Investment Officer - VALIC &
                         AGAIC
Gary N. See              Vice President, Group Actuarial - VALIC & AGAIC
Nancy K. Shumbera        Vice President, Business Solutions Development
                         - VALIC & AGAIC
Brenda Simmons           Vice President, Client Contribution Services - VALIC
Paula F. Snyder          Vice President, AGRS Marketing Communications - VALIC &
                         AGAIC
James P. Steele          Vice President, Specialty Products - VALIC & AGAIC
Brian R. Toldan          Vice President and General Auditor - VALIC & AGAIC
Julia S. Tucker          Vice President and Investment Officer - VALIC & AGAIC
Krien Verberkmoes        Vice President, Sales Compliance - VALIC & AGAIC
William A. Wilson        Vice President, Government Affairs - VALIC & AGAIC
Roger E. Hahn            Investment Officer - VALIC & AGAIC
C. Scott Inglis          Investment Officer - VALIC & AGAIC
Gordon S. Massie         Investment Officer - VALIC & AGAIC
Craig R. Mitchell        Investment Officer - VALIC & AGAIC
W. Lary Mask             Real Estate Investment Officer and Assistant Secretary
                         - VALIC & AGAIC; Vice President, Real Estate Management
                         - AG Corporation
D. Lynne Walters         Tax Officer - VALIC & AGAIC; Senior Vice President,
                         Taxes - AG Corporation
Kurt Bernlohr            Assistant Secretary - VALIC & AGAIC
Pauletta P. Cohn         Assistant Secretary - VALIC & AGAIC; Deputy General
                         Counsel and Assistant Secretary - AG Corporation
Lauren W. Jones          Assistant Secretary - VALIC & AGAIC
Christine W. McGinnis    Assistant Secretary - VALIC & AGAIC
Connie E. Pritchett      Assistant Secretary - VALIC & AGAIC
Daniel R. Cricks         Assistant Tax Officer - VALIC & AGAIC

NAME                        TITLE

Bonnie Finley               Assistant Treasurer -- VALIC & AGAIC
Paul Hoepfl                 Assistant Treasurer -- VALIC & AGAIC
Louis McNeal                Assistant Treasurer -- VALIC & AGAIC
Kristy L. McWilliams        Assistant Treasurer -- VALIC & AGAIC
William H. Murray           Assistant Treasurer -- VALIC & AGAIC
Tara S. Rock                Assistant Treasurer -- VALIC & AGAIC
Carolyn Roller              Assistant Treasurer -- VALIC & AGAIC
Diana Smirl                 Assistant Treasurer -- VALIC & AGAIC
Marylyn S. Zlotnick         Assistant Controller -- VALIC & AGAIC
Robert A. Demchak           Administrative Officer -- VALIC & AGAIC
Ted D. Hennis               Administrative Officer -- VALIC & AGAIC
William R. Keller, Jr       Administrative Officer -- VALIC
Fred M. Lowery              Administrative Officer -- VALIC
Michael E. Mead             Administrative Officer -- VALIC & AGAIC
Kathryn T. Smith            Administrative Officer -- VALIC

ITEM 27. PRINCIPAL UNDERWRITERS

(a) The Variable Annuity Marketing Company ("VAMCO")(the "Distributor") acts as distributor and principal underwriter of the Registrant and as principal underwriter for VALIC Separate Account A, North American Variable Product Series I and North American Variable Product Series II. The principal business address for all the officers and directors shown below is 2929 Allen Parkway, Houston, TX 77019.

(b) The following information is furnished with respect to each officer and director of the Distributor.

NAME AND PRINCIPAL     POSITIONS AND OFFICES               POSITIONS AND OFFICES
BUSINESS ADDRESS       WITH DISTRIBUTOR                    WITH THE REGISTRANT

Robert P. Condon       Director, Chairman of the           None
                       Board, Chief Executive Officer
                       and President
Mary Cavanaugh         Director and Secretary              None
David H. denBoer       Director, Senior Vice President     None
                       and Chief Compliance Officer
Jennifer Cobbs         Executive Vice President,           None
                       Marketing
Steven P. Boero        Senior Vice President               None
Thomas N. Lange        Senior Vice President               None
Edward Baum            Vice President                      None
Edward K. Boero        Vice President                      None
Joe H. Connell         Vice President                      None
Jay Jorgensen          Vice President                      None
Richard J. Lindsay     Vice President, Marketing           None
                       Administration
David R. Lyle          Vice President                      None
John R. Mactavish      Vice President                      None
Joe C. Osborne         Vice President                      None
Keith A. Poch          Vice President                      None
Fred L. Roberts        Vice President                      None
Ron Sanchies           Vice President                      None
Paula K. Snyder        Vice President, Marketing           None
                       Communications
Donald R. Van Putten   Vice President                      None
Krien Verberkmoes      Vice President, Sales Practices;    None
                       Chief Financial/Operations Officer
                                   and Treasurer
Donna M. Zucchi                    Vice President                          None
Robyn Galerston                    Assistant Vice President, Sales         None
                                   Literature Review
Pauletta P. Cohn                   Assistant Secretary                     None
Lauren W. Jones                    Assistant Secretary                     None
D. Lynne Walters                   Tax Officer                             None
Dennis Cohen                       Assistant Tax Officer                   None
Terry B. Festervand                Assistant Treasurer                     None
Tara S. Rock                       Assistant Treasurer                     None

(c) Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:

THE DEPOSITOR:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

THE PRINCIPAL UNDERWRITER:
The Variable Annuity Marketing Company
2929 Allen Parkway
Houston, Texas 77019

THE CUSTODIAN:
The State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT SUB-ADVISERS:

American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111

American General Investment Management, L.P.
2929 Allen Parkway
Houston, Texas 77019

Founders Asset Management LLC
2930 East Third Avenue
Denver, Colorado 80206

Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Wellington Management Company, LLP

75 State Street
Boston, Massachusetts 02109

ITEM 29. MANAGEMENT SERVICES

There is no management-related service contract not discussed in Parts A or B of this Form N-1A

ITEM 30. UNDERTAKINGS

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, North American Funds Variable Product Series I, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas, on the 27th day of September, 2001.

North American Funds Variable Product Series I
/s/ Nori Gabert
Nori Gabert, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                          TITLE                      DATE

     *                             Director                   September 27, 2001
----------------------
Judith Craven

     *                             Director                   September 27, 2001
----------------------
Timothy J. Ebner

     *                             Director                   September 27, 2001
----------------------
Gustavo E. Gonzales, Jr.

     *                             Director                   September 27, 2001
----------------------
Norman Hackerman

     *                             Director                   September 27, 2001
----------------------
John Wm. Lancaster

     *                             Director                   September 27, 2001
----------------------
Ben H. Love

     *                             Director                   September 27, 2001
----------------------
John E. Maupin, Jr.

     *                             Director                   September 27, 2001
----------------------
F. Robert Paulsen


* By: /s/ NORI L. GABERT

  ------------------------
  Nori L. Gabert
  Attorney-in-Fact

                                  EXHIBIT INDEX


d. (1) Interim Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and American General Investment Management, L.P. dated August 29, 2001. Filed herewith.

   (2) Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and American Century Investment Management, Inc. dated August 29, 2001. Filed herewith.

   (3) Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and Founders Asset Management LLC dated August 29, 2001. Filed herewith.

   (4) Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and Putnam Investment Management, Inc. dated August 29, 2001. Filed herewith.

   (5) Interim Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and T. Rowe Price Associates, Inc. (Science & Technology Fund) dated August 29, 2001. Filed herewith.

   (6) Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and T. Rowe Price Associates, Inc. (Founders/T. Rowe Small Cap Fund) dated August 29, 2001. Filed herewith.

   (7) Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and Wellington Management Company LLP dated August 29, 2001. Filed herewith.

   (8) Interim Investment Advisory Agreement between The Variable Annuity Life Insurance Company and North American Funds Variable Product Series I, dated August 29, 2001. Filed herewith.

e. Distribution Agreement between Registrant and The Variable Annuity Marketing Company, dated August 29, 2001. Filed herewith.

g. (1)(e) Amendment to Custodian Contract dated October 18, 2001. Filed herewith.

h.  (1)   Amended and Restated Transfer Agency and Services Agreement between
          Registrant and the Variable Annuity Life Insurance Company.
          Filed herewith.

     (2) Amended and Restated Accounting Services Agreement between Registrant and The Variable Annuity Life Insurance Company effective May 1, 2001. Filed herewith.

i.        Legal Opinion. Filed herewith.

j.        Consent of Auditors. Filed herewith.

p. (1) Code of Ethics - American General Investment Management, L.P/The Variable Annuity Life Insurance Company. Filed herewith.
    (2) Code of Ethics - American Century Investment Management, Inc. Filed herewith.
    (3) Code of Ethics - Founders Asset Management LLC. (Mellon) Filed herewith.
    (4) Code of Ethics - Putnam Investment Management, Inc. Filed herewith.
    (5) Code of Ethics - T Rowe Price Associates, Inc. Filed herein.
    (6) Code of Ethics - Wellington Management Company LLP. Filed herewith.

       Copies of manually signed powers of attorney for North American Funds Variable Product Series I, Directors: Dr. Judith L. Craven, Dr. Timothy
       J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Dr. John
       W. Lancaster, Ben H. Love, Dr. John E. Maupin, Jr. and Dr. F. Robert Paulsen.
       Filed herewith